As filed with the Securities and Exchange Commission on August 29, 2008
Securities Act File No. 333-150618
1940 Act File No. 811-21685
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-2 (Check appropriate box or boxes) ☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-effective Amendment No. 1
☐ Post-effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

☒ Amendment No. 4

HATTERAS MULTI-STRATEGY FUND I, L.P.
(Exact Name of Registrant as Specified in Charter)
8540 Colonnade Center Drive
Suite 401
Raleigh, North Carolina 27615
(Address of Principal Executive Offices)
(919) 846-2324
(Registrant’s Telephone Number)
David B. Perkins
8540 Colonnade Center Drive
Suite 401
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

Copy to:
Michael P. Malloy, Esq. Drinker Biddle & Reath LLP One Logan Square 18th& Cherry Streets Philadelphia, PA 19103-6996 215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE (1)	AMOUNT OF REGISTRATION FEE (2)
Limited Partnership Units	$750,000,000	$29,475

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2)  $19,650 previously paid and $9,825 transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

HATTERAS MULTI-STRATEGY FUND I, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.

PROSPECTUS

LIMITED PARTNERSHIP UNITS

Hatteras Multi-Strategy Fund I, L.P. (the “Multi-Strategy Fund”) and the Hatteras Multi-Strategy TEI Fund, L.P. (the “TEI Fund,” and with the Multi-Strategy Fund, each a “Fund” or together, the “Funds”) are Delaware limited partnerships that are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The TEI Fund is designed for investment primarily by tax-exempt and tax-deferred investors.

Each Fund’s investment objective is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity, and Energy and Natural Resources. To achieve its objective, the Multi-Strategy Fund will provide its limited partners (each, a “Partner” and together, the “Partners”) with access to a broad range of investment strategies and asset categories, trading advisors (“Advisors”) and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets in the Hatteras Master Fund, L.P., a Delaware limited partnership (the “Master Fund”), which is also registered under the 1940 Act and has the same investment objective as the Multi-Strategy Fund.

The TEI Fund will provide its Partners with access to a broad range of investment strategies and asset categories, Advisors and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of the assets of the TEI Fund in the Hatteras Multi-Strategy Offshore Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the TEI Fund. The Offshore Fund will in turn invest substantially all of its assets in the Master Fund, which has the same investment objective as the TEI Fund and the Offshore Fund. The Offshore Fund will serve solely as an intermediate entity through which the TEI Fund will invest in the Master Fund. The Offshore Fund will make no independent investment decisions and have no investment or other discretion over the investable assets.

The Offshore Fund is interposed between the TEI Fund and the Master Fund and will serve as an intermediate entity so that any income generated by the Master Fund is not ultimately recognized by Partners in the TEI Fund as unrelated business taxable income (“UBTI”). The Offshore Fund is treated as a corporation under the taxation laws of the United States. Any income received by the Offshore Fund is distributed to the TEI Fund as dividend income. UBTI should therefore not flow through the Offshore Fund to the Partners of the TEI Fund. As a result, income earned by a Partner from its investment in the TEI Fund should not constitute UBTI provided that the Partner does not itself incur indebtedness to finance its investment in the TEI Fund.

Although it is not required to do so, the Master Fund will seek to allocate the proceeds among at least 20 Advisors, generally through investments in a wide range of investment vehicles (“Advisor Funds”) managed by the Advisors. A Fund cannot guarantee that its investment objective will be achieved or that the Master Fund’s strategy of investing in the Advisor Funds will be successful. Investing in the Funds involves a heightened risk of significant loss. SEE “RISK FACTORS,” “GENERAL RISKS” AND “SPECIAL RISKS OF FUND OF FUNDS STRUCTURE” BEGINNING ON PAGE 28.

This prospectus (the “Prospectus”) applies to the offering of units of limited partnership interest (“Units”) of each Fund. The Units will be offered during an initial public offering period and in a continuous offering thereafter and will generally be offered as of the first business day of each calendar month or at such other times as may be determined by the General Partner, in each case subject to any applicable sales charge and other fees, as described herein. The Units will initially be issued at net asset value per Unit. Each Fund has registered $750,000,000 for sale under the registration statement to which this Prospectus relates. No person who is admitted as a partner of a Fund (“Partner”) will have the right to require a Fund to redeem its Units.

If you purchase Units in either Fund, you will become bound by the terms and conditions of that Fund’s Amended and Restated Limited Partnership Agreement (each, a “Partnership Agreement”).

Investments in either of the Funds may be made only by “Eligible Investors” as defined herein. See “INVESTOR QUALIFICATIONS.”

For convenience, reference to the Funds may include the Offshore Fund and the Master Fund as the context requires. Also, the Master Fund’s investments may be referred to as investments with Advisors or Advisor Funds.

Units are an Illiquid Investment. The Units will not be listed on any securities exchange and the Funds will not knowingly permit a secondary market to develop. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Partnership Agreements. Although each Fund may offer to repurchase Units from time to time, Units will not be redeemable at a Partner’s option nor will they be exchangeable for Units or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in a Fund does not constitute a complete investment program.

This Prospectus concisely provides information that you should know about the Funds before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Funds, including the Funds’ statement of additional information (“SAI”), dated [________], 2008, has been filed with the Securities and Exchange Commission (the “SEC”). You can request a copy of the SAI without charge by writing to the Funds, UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by calling the Funds at 888-363-2324. You can also obtain a copy of the SAI and annual and semi-annual reports of the Funds at the following website: www.hatterasai.com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 55 of this Prospectus. You can obtain the SAI, and other information about the Funds, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Hatteras Multi-Strategy Fund I, L.P.

Total Offering Amount (1)        $750,000,000
Maximum Sales Charge (2)       2.00%
Minimum Sales Charge (2)       0.00%
Proceeds to the Fund (maximum) (3)  $750,000,000
Proceeds to the Fund (minimum) (3)  $735,000,000
----------------

Hatteras Multi-Strategy TEI Fund, L.P.

Total Offering Amount (1)        $750,000,000
Maximum Sales Charge (2)       2.00%
Minimum Sales Charge (2)       0.00%
Proceeds to the Fund (maximum) (3)  $750,000,000
Proceeds to the Fund (minimum) (3)  $735,000,000
----------------

(1) Hatteras Capital Distributors, LLC acts as the distributor (“Distributor”) of the Funds’ Units on a best-efforts basis, subject to various conditions. The initial public offering is expected to be on or about November 1, 2008 (or such earlier or later date as the Distributor may determine). The Units are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Funds will sell Units only to investors who certify that they are “Eligible Investors.” See “INVESTOR QUALIFICATIONS.” The minimum initial investment in each Fund by any investor is $100,000. However, a Fund, in its sole discretion, may accept investments below this minimum. Pending the closing of the initial public offering or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Funds’ escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund. See “The Offering.”

(2) Investments in the Funds are sold subject to a sales charge of up to 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in the amount of $500,000 to $999,999, 1.00% for investments in the amount of $1,000,000 to $4,999,999 and 0% at or above $5,000,000. In each case, sales charges reflect a percentage of the investment. For some investors, the sales charge may be waived. The full amount of the sales charges may be reallowed by the Distributor to brokers or dealers participating in the offering. See “The Offering.”

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(3) A Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below. Other expenses of issuance and distribution are estimated to be $156,461 for the Multi-Strategy Fund and $196,652 for the TEI Fund.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in a Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Funds have not authorized anyone to provide you with different information.

THE FUNDS’ DISTRIBUTOR IS HATTERAS CAPITAL DISTRIBUTORS, LLC.

The date of this Prospectus is [______], 2008.

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TABLE OF CONTENTS

Fund Fees and Expenses	5
Financial Highlights	10
Funds Summary	13
Use of Proceeds	17
Distribution Arrangements	17
Management of the Funds	18
Investment Objective and Strategies	20
Overview of Investment Process	26
Due Diligence and Selection of Advisors	27
Risk Factors	28
Investor Qualifications	38
Tender Offers/Offers to Repurchase	38
Tender/Repurchase Procedures	39
Transfers of Units	40
Capital Accounts and Allocations	40
Calculation of Net Asset Value	42
Taxes	45
Table of Contents of the Statement of Additional Information	55

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FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that each Fund expects to incur and that the Partners can expect to bear, either directly or indirectly, through the Multi-Strategy Fund’s investment in the Master Fund, and the TEI Fund’s investment in the Offshore Fund and the Master Fund.

Multi-Strategy Fund
PARTNER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (percentage of offering price) (1)	2.00%
Maximum Interest Repurchase Fee (2)	5.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND) (3)
Management Fee (4)	1.00%
Other Expenses (5)	1.23%
Acquired Fund Fees and Expenses (6)	4.11%

Total Annual Expenses	6.34%
Less Fee Reduction and/or Expense Reimbursement (7)	0.00%

Net Expenses	6.34%
__________

(1)
Investors may be charged a sales charge of up to 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in the amount of $500,000 to $999,999, 1.00% for investments in the amount of $1,000,000 to $4,999,999 and 0% at or above $5,000,000, as more fully described below under the heading “Sales Charge.” Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Partner will be aggregated with the amount of the Partner’s initial investment and any other additional investments by the Partner in determining the applicable sales charge. The right of accumulation also applies to investments in the Fund by a Partner’s spouse and investments for certain related accounts. The sales charge is paid to the Distributor.

(2)
A Partner participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5% of the amount requested if such Partner has been a Partner for less than 12 months prior to the valuation date.

(3)
This table summarizes the aggregate expenses of the Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(4)
The Fund does not pay the Investment Manager a Management Fee directly, but the Partners bear an indirect share of this fee through the Fund’s investment in the Master Fund. For its provision of services to the Master Fund, the Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.00% of the Master Fund’s net assets determined as of month-end. In addition, the general partner of the Master Fund will be allocated a Performance Allocation (as defined below) that is equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated annually and accrued for monthly) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund.

(5)
Directors’ fees, insurance costs and other costs have been allocated pro rata among the Master Fund and all of its feeder funds (including the Fund). Partners also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Master Fund as an investor in Advisor Funds or Advisor Accounts (as such terms are defined herein). “Other Expenses” are based on estimated amounts for the current fiscal year and also includes the Investor and Fund Servicing Fee. The Investor and Fund Servicing Fee payable to the Investment Manager will be borne pro rata by all Partners of the Fund. See “INVESTOR AND FUND SERVICING FEE” for additional information.

(6)
In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Advisor Funds (also known as the Underlying Funds). The Underlying Funds generally charge, in addition to management fees calculated as a percentage of the average net asset value (“NAV”) of the Fund’s investment, performance-based fees generally from 10% to 35% of the net capital appreciation in the Fund’s investment for the year or other measurement period. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Advisors (Underlying Funds), which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

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(7)
The Investment Manager has contractually agreed to waive its Investor and Fund Servicing Fee and/or reimburse Other Expenses for one year from the date of this Prospectus so that the Total Annual Expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses , any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, as well as any performance allocation payable by the Fund or the Master Fund) for this period will not exceed 2.35% for the Fund (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed (3) three years from the date on which a waiver or reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective Prospectus.

Multi-Strategy TEI Fund
PARTNER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (percentage of offering price) (1)	2.00%
Maximum Interest Repurchase Fee (2)	5.00%

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND) (3)
Management Fee (4)	1.00%
Other Expenses (5)	1.62%
Acquired Fund Fees and Expenses (6)	4.11%

Total Annual Expenses	6.73%
Less Fee Reduction and/or Expense Reimbursement (7)	0.00%

Net Expenses	6.73%
__________

(1)
Investors may be charged a sales charge of up to 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in the amount of $500,000 to $999,999, 1.00% for investments in the amount of $1,000,000 to $4,999,999 and 0% at or above $5,000,000, as more fully described below under the heading “Sales Charge.” Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Partner will be aggregated with the amount of the Partner’s initial investment and any other additional investments by the Partner in determining the applicable sales charge. The right of accumulation also applies to investments in the Fund by a Partner’s spouse and investments for certain related accounts. The sales charge is paid to the Distributor.

(2)
A Partner participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5% of the amount requested if such Partner has been a Partner for less than 12 months prior to the valuation date.

(3)
This table summarizes the aggregate expenses of the Fund, the Offshore Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(4)
The Fund and the Offshore Fund do not pay the Investment Manager a Management Fee directly, but the Partners bear an indirect share of this fee through the Fund’s investment in the Master Fund through the Offshore Fund. For its provision of services to the Master Fund, the Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.00% of the Master Fund’s net assets determined as of month-end. In addition, the general partner of the Master Fund will be allocated a Performance Allocation (as defined below) that is equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated annually and accrued for monthly) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund.

(5)
Directors’ fees, insurance costs and other costs have been allocated pro rata among the Master Fund and all of its feeder funds (including the Fund). Partners also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Master Fund as an investor in Advisor Funds or Advisor Accounts (as such terms are defined herein). “Other Expenses” are based on estimated amounts for the current fiscal year and also includes the Investor and Fund Servicing Fee. The Investor and Fund Servicing Fee payable to the Investment Manager will be borne pro rata by all Partners of the Fund. See “INVESTOR AND FUND SERVICING FEE” for additional information. In addition, taxes withheld on U.S.-source income allocated from the Master Fund are not subject to the Expense Limitation (as defined below), and the total annualized expenses of the Fund listed above are exclusive of such withholding taxes. The total annualized expenses of the Fund may be higher if withholding taxes were taken into account. Such withholding taxes are included in the ratio of net expenses to total assets in the Financial Highlights table in this Prospectus.

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(6)
In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Advisor Funds (also known as the Underlying Funds). The Underlying Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 10% to 35% of the net capital appreciation in the Fund’s investment for the year or other measurement period. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Advisors (Underlying Funds), which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(7)
The Investment Manager has contractually agreed to waive its Investor and Fund Servicing Fee and/or reimburse Other Expenses for one year from the date of this Prospectus so that the Total Annual Expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses , any extraordinary expenses of the Fund, any Acquired Fund Fees and Expenses, as well as any performance allocation payable by the Fund or the Master Fund) for this period will not exceed 2.35% for the Fund (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed (3) three years from the date on which a waiver or reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective Prospectus.

The following hypothetical example is intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The table and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. The examples reflect allocation by each Fund to the Investment Manager of the Performance Allocation, which is calculated based on the assumed 5% annual return and the yield-to-maturity of the 90 day U.S. Treasury Bill of 3.247% as reported by the Wall Street Journal on December 31, 2007.

The example is based on the expenses set forth in the table above and should not be considered a representation of a Fund’s future expenses. Actual expenses of each Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

EXAMPLE

You Would Pay the Following Expenses Based on the Imposition of the 2.00% Sales Charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
Multi-Strategy Fund	$22.00	$68.00	$117.00	$251.00
TEI Fund	$26.00	$80.00	$136.00	$289.00

PERFORMANCE INFORMATION. Past performance does not guarantee future investment results. Performance of the Funds will vary based on many factors, including market conditions, the composition of the Funds’ portfolios and the Funds’ expenses. For past performance information, please refer to the section entitled “FINANCIAL HIGHLIGHTS.”

MANAGEMENT FEE.  In consideration for the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Investment Manager a management fee (the “Management Fee”) at an annual rate of 1.00%, payable monthly in arrears, based upon the Master Fund’s net assets as of month-end. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Master Fund assets. The Management Fee will be paid to the Investment Manager out of the capital account of each limited partner of the Master Fund pro rata after adjustment for any subscriptions effective on that date and before giving effect to any repurchase of interests in the Master Fund or portions of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners.

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The Funds will not directly pay a management fee to the Investment Manager; however, the Multi-Strategy Fund bears an indirect share of the Management Fee as a result of the Multi-Strategy Fund’s investment in the Master Fund, and the TEI Fund and Offshore Fund bear an indirect share of the Management Fee as a result of the TEI Fund’s investment in the Master Fund through the Offshore Fund. A discussion regarding the basis for the Board’s approval of the Management Agreement for the Master Fund is available in the Master Fund’s annual report dated March 31, 2008.

SALES CHARGE.  Investments in the Multi-Strategy Fund and the TEI Fund may be subject to a sales charge of up to 2.00% by the Distributor. The sales charge will be in addition to each investor’s purchase amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of a Fund. No sales charge is expected to be charged with respect to investments by the Investment Manager and its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. See “DISTRIBUTION ARRANGEMENTS - SALES CHARGE.”

PERFORMANCE ALLOCATION.  The general partner of the Master Fund will be allocated a Performance Allocation that is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated annually and accrued for monthly) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of each Fund.

INVESTOR AND FUND SERVICING FEE. Each Fund intends to pay compensation to the Investment Manager for investor services in accordance with an investor and fund servicing agreement between each Fund and the Investment Manager. The Investor and Fund Servicing Fee for each Fund is payable monthly at an annual rate of 0.85%, of the month-end NAV of a Fund (prorated for shorter periods). The investor servicing and fund servicing fees payable to the Investment Manager will be borne pro rata by all Partners of each corresponding Fund. The Investment Manager may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Investment Manager may delegate some or all of its servicing responsibilities to one or more service providers. The Investment Manager may delegate and any such service provider will provide customary services, including some or all of the following: (1) responding to questions from the Partners about each Fund, including questions concerning capital account balances, reports and tax information; (2) assisting each Fund in administering repurchases; (3) assisting in the enhancement of relations and communications between Partners and each Fund; (4) assisting in the maintenance of Fund records containing Partner information; (5) providing each Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund and Partner services; (6) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of each Fund; (7) providing each Fund with office space and office equipment and services including telephone service, heat, utilities, stationery supplies and similar items; (8) providing other information and Partner liaison and related services; (9) assisting in enhancement of relations and communication between Partners and each Fund; (10) handling Partner inquiries and calls relating to administrative matters; (11) assisting in the maintenance of each Fund’s records with respect to the Partners; (12) assisting each Fund in providing or procuring accounting services for each Fund and Partner capital accounts; (13) assisting in the administration of meetings of the Board and its committees and the Partners; (14) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Partners and each Fund, and each Fund and the Master Fund (or any successor thereto designated by the Fund); (15) assisting in arranging for, at each Fund’s expense, the preparation of all required tax returns; (16) assisting in the periodic updating of each Fund’s prospectus and statement of additional information, the preparation of proxy statements to Partners, and the preparation of reports filed with regulatory authorities; (17) periodically reviewing the services performed by each Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (18) to the extent requested by the Board or officers of each Fund, negotiating changes to the terms and provisions of each Fund’s custody, administration and escrow agreements; (19) providing information and assistance as requested in connection with the registration of each Fund’s Units in accordance with state securities requirements; (20) providing assistance in connection with the preparation of each Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Funds or the Funds’ independent accountants; and (21) supervising other aspects of the Funds’ operations and providing other administrative services to the Funds.

ADMINISTRATION SERVICES.  In consideration for administrative services, the Master Fund will pay UMB Fund Services, Inc. (the “Administrator”) a monthly administration fee (the “Administration Fee”). The Administration Fee will be paid to the Administrator out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the Fund because the fee will be partially and indirectly borne by the Funds as investors in the Master Fund. The Administrator also provides certain services to the Funds and the Offshore Fund, including taxation services. The Funds and the Offshore Fund will be charged directly for such services.

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CUSTODIAL SERVICES.  UMB Bank, N.A. (the “Custodian”) serves as the custodian of the Funds’, the Master Fund’s, and the Offshore Fund’s assets, and may maintain custody of those assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106. The Custodian is an affiliate of the Administrator.

FUND EXPENSES.  Each Fund will pay all of its own expenses other than those that the Investment Manager or an affiliate of the Investment Manager assumes. The expenses of each Fund will include, but will not be limited to, any fees and expenses in connection with the organization of each Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by a Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by each Fund), including foreign legal counsel; independent registered public accounting firm fees; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing the Prospectus, the SAI (and any supplements or amendments thereto), reports, notices, other communications to Partners, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Partners’ meetings; expenses of corporate data processing and related services; Partner recordkeeping and Partner account services, fees, and disbursements; fees and expenses of the Directors that the Investment Manager does not employ; insurance premiums; and extraordinary expenses such as litigation expenses. Each Fund will also bear, as a direct or indirect investor in the Master Fund, its allocable portion of the fees and expenses of the Master Fund, and in the case of the TEI Fund, the expenses of the Offshore Fund. Each Fund may need to sell portfolio securities to pay fees and expenses, which could cause the affected Fund to realize taxable gains.

Ongoing offering costs required by applicable accounting principles to be charged to capital that are incurred during a fiscal period will be charged to capital for the period.

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FINANCIAL HIGHLIGHTS

The information contained in the table below for the year or period ended March 31, 2008, March 31, 2007 and March 31, 2006, sets forth selected information derived from each Fund’s financial statements for the fiscal year ended March 31, 2008 and have been audited by Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm. Deloitte’ s report, along with each Fund’s financial statements and notes thereto, are incorporated by reference to each Fund’s annual report for the fiscal year ended March 31, 2008 previously filed on Form N-CSR on June 9, 2008 and are available upon request from each Fund. The information in the table below should be read in conjunction with those financial statements and the notes thereto.

Hatteras Multi-Strategy Fund I, L.P.

	For the Years Ended March 31,
	2008	2007	2006
Total return amortizing organizational expenses and before Performance Allocation*	--**	--**	11.72%
Organizational expense	--		(1.17)%

Total Return before Performance Allocation	2.91%	8.27%	10.55%
Performance Allocation	(0.37)%	(0.58)%	(0.09)%

Total return after expensing organizational expenses and Performance Allocation	2.54%	7.69%	10.46%

Limited Partners’ capital, end of year (000)	$237,029	$135,996	$42,122
Portfolio Turnover Rate (Master Fund)	9.54%	14.03%	19.35%
Net investment loss before Performance Allocation to average net assets	(1.66)%	(1.94)%	(2.79)%
Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation to average net assets	2.30%***	2.51%	3.58%
Performance Allocation to average net assets	0.26%	0.61%	1.24%

Total expenses and Performance Allocation before reimbursement from Investment Manager to average net assets	2.56%	3.12%	4.82%
Reimbursement from Investment Manager to average net assets	--%	(0.03)%	(0.45)%

Net expenses to average net assets	2.56%	3.09%	4.37%

*	Return is indicative of amortizing organizational expenses over 60 months for tax purposes.
**	Organizational costs were fully expensed as of March 31, 2006.
***	Ratio includes Repayment to Investment Manager for prior reimbursements in the amount of 0.09%.

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Hatteras Multi-Strategy TEI Fund, L.P. and Hatteras Multi-Strategy Offshore Fund, LDC

	For the Years Ended March 31,
	2008	2007	2006
Total return amortizing organizational expenses and before Performance Allocation	--**	--**	11.50%*
Organizational expense	--	--	(0.35)%

Total Return before Performance Allocation	2.39%	8.01%	11.15%
Performance Allocation	(0.26)%	(0.55)%	(1.15)%

Total return after expensing organizational expenses and Performance Allocation	2.13%	7.46%	10.00%

Limited Partners’ capital, end of year (000)	$304,765	$129,980	$32,175
Portfolio Turnover Rate (Master Fund)	9.54%	14.03%	19.35%
Net investment loss before Performance Allocation to average net assets	(2.14)%	(2.24)%	(3.49)%
Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation to average net assets	2.77%	2.87%	4.72%
Performance Allocation to average net assets	0.22%	0.62%	1.21%

Total expenses and Performance Allocation before reimbursement from Investment Manager to average net assets	2.99%***	3.49%	5.93%
Reimbursement from Investment Manager to average net assets	0.00%	(0.08)%	(0.87)%

Net expenses to average net assets	2.99%	3.41%	5.06%

*	Total return is not annualized and indicative of amortizing organizational expenses over 60 months for tax purposes.
**	Organizational costs were fully expensed as of March 31, 2006.
***	Ratio includes Repayment to Investment Manager for prior reimbursements in the amount of 0.06%.

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Fund Structure

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FUNDS SUMMARY

This is only a summary. This summary does not contain all of the information that Investors should consider before investing in the Funds. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Risk Factors.”

The Funds and the Units
Hatteras Multi-Strategy Fund I, L.P. (the “Multi-Strategy Fund”) is a closed-end, management investment company, organized as a Delaware limited partnership on November 23, 2004. Hatteras Multi-Strategy TEI Fund, L.P. (the “TEI Fund”) is a closed-end, management investment company, organized as a Delaware limited partnership on October 29, 2004. The Multi-Strategy Fund and the TEI Fund (together, the “Funds”) are non-diversified, which means that under the 1940 Act, the Funds are not limited in the amount of assets that they may invest in any single issuer of securities. Limited partnership interests of the Funds were offered in a private placement since April 1, 2005. The private placement will cease once the Funds are publicly offered, which is expected to occur on or about November 1, 2008 (with an initial closing of the publicly offered securities expected to occur on December 1, 2008). The Multi-Strategy Fund will invest substantially all of its assets in Hatteras Master Fund, L.P., a Delaware limited partnership (the “Master Fund”), which is also registered under the 1940 Act. The TEI Fund will invest substantially all of its assets in the Hatteras Multi-Strategy Offshore Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the TEI Fund. The Offshore Fund will invest substantially all of its assets in the Master Fund. The Master Fund uses a number of independent trading advisors (“Advisors”) selected by Hatteras Investment Partners, LLC, the investment manager of the Master Fund (the “Investment Manager”), that are typically available on a collective basis to larger institutions. The Investment Manager primarily pursues the Funds’ objective investing the Master Fund’s assets with each Advisor either by becoming a participant in an investment vehicle operated by the Advisor (each, an “Advisor Fund,” which includes exchange-traded funds (“ETFs”) and hedge funds) or by placing assets in an account directly managed by the Advisor (each, an “Advisor Account”). See Fund Structure on prior page.

The General Partner
Hatteras Investment Management LLC, a Delaware limited liability company, serves as the general partner of the Funds and of the Master Fund (in each case, the “General Partner”). The General Partner has irrevocably delegated to the boards of directors of the Funds (the “Boards”) its rights and powers to monitor and oversee the business affairs of the Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Funds’ business.

Investment Objective and Strategies
The Master Fund has the same investment objective as the Funds and the Offshore Fund, which is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity, and Energy and Natural Resources. The Funds’ secondary objective is capital appreciation with less volatility than that of the equity markets.

The Investment Manager
As Investment Manager, Hatteras Investment Partners, LLC provides day-to-day investment management services to the Master Fund. Its principal place of business is located at 8540 Colonnade Center Dr., Suite 401, Raleigh, NC 27615, Telephone (919) 846-2324, Facsimile (919) 846-3433. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2008, approximately $1.342 billion of assets were under the management of the Investment Manager. In order to comply with applicable Cayman Islands law, the Investment Manager holds a nominal, non-voting interest in the Offshore Fund. For further information, see Part II of Form ADV of the Investment Manager, which is available upon request to the Investment Manager at (888) 363-2324.

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Management Fee
The Master Fund will pay the Investment Manager a management fee (“Management Fee”) at an annual rate of 1.00%, payable monthly in arrears, based upon the Master Fund’s net assets as of month-end. Although neither the Funds nor the Offshore Fund will pay any direct investment management or advisory fee, the Funds and the Offshore Fund will bear, as a result of their investment in the Master Fund, their allocable portion of the management fee charged to the Master Fund.

Performance Allocation
The General Partner of the Master Fund is allocated a performance allocation equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered.

Fees of Advisors
Advisors will charge the Master Fund asset-based fees, and certain Advisors will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to both the fees that are charged by the Investment Manager to the Master Fund and allocated to the Funds, and the Performance Allocation charged by the General Partner of the Master Fund. Moreover, an investor in the Multi-Strategy Fund bears a proportionate share of the expenses of the Master Fund, and the Multi-Strategy Fund and, indirectly, similar expenses of the Advisor Funds. Likewise, an investor in the TEI Fund bears a proportionate share of the expenses of the Master Fund, the Offshore Fund and the TEI Fund, and indirectly, similar expenses of the Advisor Funds.

Investor Qualifications
Each prospective investor in a Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” means an individual or company (other than an investment company) that has a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000, or that meets certain other qualification requirements. In addition, Units are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.”

The Offering
The minimum initial investment in the Funds by any investor is $100,000, and the minimum additional investment in either Fund by any investor is $25,000. However, each Fund, in its sole discretion, may accept investments below these minimums.

Subsequent to the initial public offering of each Fund, Units will generally be offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective Investor’s purchase order is received, a confirmation is sent to the Investor. Potential Investors should deposit monies in the capital account by wire transfer pursuant to instructions provided to them by the Funds.

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Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Funds and notified to prospective investors. Pending the closing of the initial public offering, or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Funds’ escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the applicable Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to such Fund.

A prospective investor must submit a completed investor certification on or prior to the acceptance date set by the Funds. Each Fund reserves the right to reject, in its sole discretion, any request to purchase Units in the Fund at any time. Each Fund also reserves the right to suspend or terminate offerings of Units at any time at the Board’s discretion. Additional information regarding the subscription process is set forth under “Investor Qualifications.”

Investments in each Fund may be subject to a sales charge of up to 2.00% by Hatteras Capital Distributors, LLC (the “Distributor”). The General Partner may waive the minimum investment amount for its professional staff (e.g., portfolio managers and traders) and others in its sole discretion.

Investor and Fund Servicing Fee
In consideration for investor and fund administrative services, each Fund will pay Hatteras Investment Partners, LLC (in such capacity, the “Servicing Agent”) an Investor and Fund Servicing Fee at the annual rate of 0.85% of the NAV of the Units beneficially owned by customers of the Servicing Agent or any service provider who has entered into a service provider agreement with the Servicing Agent. The Investor and Fund Servicing Fee payable to the Servicing Agent will be borne by all Partners of a Fund pro rata. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to service providers all or a portion of the Investor and Fund Servicing Fee in its sole discretion. For more information see “INVESTOR AND FUND SERVICING FEE” above.

Units in each Fund are available to investors investing through broker/dealers and other financial intermediaries where the financial intermediary and/or the Servicing Agent has agreed to provide investor and fund administrative services.

Distribution Policy
It is expected that distributions will generally not be made to Partners. However, the Board has the right to cause distributions to be made in cash or in-kind to the Partners in its sole discretion. Whether or not distributions are made, each Partner will be required each year to pay applicable federal, state and local income taxes on its allocable share of the Funds’ taxable income.

Closed-End Structure
Each Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that beneficial owners of a closed-end fund do not have the right to redeem their Units on a daily basis.

Repurchase Offers
In order to provide a limited degree of liquidity to the Partners, each Fund intends to conduct repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year, provided that it is in the best interests of the Fund and the Partners to do so. In each repurchase offer, each Fund intends to offer to repurchase approximately 5% of its Units at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each, a “Valuation Date”), so long as no more than 20% of the Units are repurchased per quarter. If the value of Units tendered for repurchase exceeds the value a Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Units tendered. In such event, Partners will have their Units repurchased on a pro rata basis, and tendering Partners will not have all of their tendered Units repurchased by the Fund. A Partner participating in a repurchase offer may be subject to a repurchase fee payable to a Fund equal to 5% of the amount requested if such Partner has been a Partner for less than 12 months prior to the valuation date. The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner. See “TENDER OFFERS/OFFERS TO REPURCHASE.”

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Risk Factors
An investment in a Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Multi-Strategy Fund, through its investment in the Master Fund, and the TEI Fund, through its investment in the Master Fund through the Offshore Fund, allocate their assets to Advisors and invest in Advisor Funds and Advisor Accounts that invest in and actively trade securities, commodities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Funds, including risks relating to the fund of funds structure of the Master Fund, risks relating to the master-feeder structure, risks relating to compensation arrangements and risks relating to the limited liquidity of the Units. These risks include:

• Industry Concentration Risk
• Non-Diversification Risk
• Leverage
• Turnover
• Valuation of Advisor Funds
• Highly Volatile Markets
• Counter-Party Credit Risk
• Dilution

Accordingly, the Funds should be considered speculative investments, and you should invest in the Funds only if you can sustain a complete loss of your investment. Past results of the Investment Manager or its principals or the Funds or the Advisors are not indicative of future results. See “RISK FACTORS.”

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USE OF PROCEEDS

The proceeds from the sale of Units, net of the Multi-Strategy Fund’s fees and expenses, will be invested in the Master Fund by the Multi-Strategy Fund, and in the Master Fund through an Offshore Fund by the TEI Fund, to pursue its investment program and objectives as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments.

DISTRIBUTION ARRANGEMENTS

General.  Hatteras Capital Distributors, LLC, located at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, acts as distributor to the Funds on a best-efforts basis, subject to various conditions, pursuant to a distribution services agreement ("Distribution Agreement") between the Funds and the Distributor. The Distributor is offering the Units during an initial public offering period that is scheduled to commence on or about November 1, 2008. Units in the Multi-Strategy Fund and the TEI Fund are offered with a maximum sales charge of 2.00%. The Distributor is also responsible for selecting brokers and dealers in connection with the offering of Units and for negotiating the terms of any such arrangements. The Distributor is an affiliate of the Investment Manager and it also serves as the Master Fund's placement agent.

Neither the Distributor nor any other party is obligated to buy from the Funds any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial public offering or any subsequent offering. In addition, the Distributor does not intend to make a market in the Units.

The General Partner and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Units and/or the servicing of Unit holders. These payments will be made out of the General Partner’s and/or affiliates’ own assets and will not represent an additional charge to a Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Units in the Funds over other investment options.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Units. The Distribution Agreement also provides that the Funds will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Sales Charge. Investments in the Funds may be subject to a sales charge of up to 2.00%, reduced according to the following schedule:

SALES CHARGE SCHEDULE:

AMOUNT OF INVESTMENT	SALES CHARGE
Up to $499,999	2.00%
$500,000 to $999,999	1.50%
$1,000,000 to $4,999,999	1.00%
At or above $5,000,000	0.00%

The sales charge will be in addition to each Partner's purchase amount, and will not constitute part of a Partner's capital contribution to a Fund or part of the assets of such Fund. No sales charge is expected to be charged with respect to investments by the Investment Manager and its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion.

ADDITIONAL SALES OF UNITS.  Each Fund currently intends to accept initial and additional subscriptions of Units as of the first business day of each calendar month or at such other times as may be determined by the General Partner. The General Partner may discontinue accepting subscriptions for Units at any time. Any amounts received in connection with a subscription for Units will be promptly placed in an escrow account with UMB Bank, N.A., as the Funds’ escrow agent, prior to their investment in a Fund. Any interest earned on escrowed amounts will be credited to the Fund. All subscriptions for Units are subject to the receipt of cleared funds prior to the applicable purchase date in the full offering price. Although a Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Partner may not become a Partner until cleared funds have been received, and the prospective Partner is not entitled to interest or performance returns until accepted as a Partner. The prospective Partner must also submit a completed investor certification before the applicable purchase date. Each Fund reserves the right to reject any offer to purchase Units and the Investment Manager may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

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MANAGEMENT OF THE FUNDS

GENERAL.  Each Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Multi-Strategy Fund was formed as a limited partnership organized under the laws of the State of Delaware on November 23, 2004. The TEI Fund was formed as a limited partnership organized under the laws of the State of Delaware on October 29, 2004. Each Fund has a limited operating history.

THE BOARD OF DIRECTORS.  Each Fund and the Master Fund are governed by a Board of Directors (each, a “Board”), which is responsible for protecting the interests of the Partners under the 1940 Act. At least a majority of the members of each Board are independent directors. A Board is elected by its Partners and meets periodically throughout the year to oversee a Fund’s business, review its performance, and review the actions of the Investment Manager. “BOARDS OF DIRECTORS AND OFFICERS” in the SAI identifies the Directors and officers of each Fund and the Master Fund and provides more information about them.

The Offshore Fund has two members, the TEI Fund and the Investment Manager (which holds only a nominal non-voting interest). The TEI Fund is the managing member of the Offshore Fund, and the non-managing member has delegated the day-to-day management and general oversight responsibilities of the Offshore Fund to the TEI Fund. The Offshore Fund therefore is effectively controlled by the Board of the TEI Fund.

THE INVESTMENT MANAGER.  The Investment Manager is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Master Fund’s investment program.

MANAGEMENT TEAM.  The following biographies are of the members of the Investment Manager’s investment committee (the “Investment Committee”) and other officers of the Investment Manager primarily responsible for selecting Advisors on behalf of the Investment Manager and allocating the Master Fund’s assets among them:

DAVID B. PERKINS
Chief Executive Officer

Mr. Perkins is responsible for creating and implementing the strategic vision of the firm. As a member of Hatteras’ Portfolio Management Team, Mr. Perkins oversees the firm’s investment process, including identification and optimization of investment strategies, risk management, process development and control, manager selection and due diligence, tactical and strategic asset allocation decisions, as well as strategic planning. Prior to founding Hatteras, Mr. Perkins was the co-founder and Managing Partner of CapFinancial Partners, LLC, where his primary responsibilities included oversight and direction of the investment consulting process including strategic and tactical asset allocation and investment manager search and selection with a particular emphasis on alternative investment strategies. Mr. Perkins has more than 19 years experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses. Mr. Perkins received his Bachelor of Arts degree from the University of North Carolina at Charlotte and his Certified Investment Strategist (CIS) designation through the Stern School of Business at New York University.

MARK W. YUSKO
President and Chief Investment Officer

Prior to forming Morgan Creek, Mr. Yusko was President, Chief Investment Officer and Founder of UNC Management Company, the Endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004. Throughout his tenure, he directly oversaw strategic and tactical asset allocation recommendations to the Investment Fund Board, investment manager selection, manager performance evaluation, spending policy management and performance reporting. Total assets under management were $1.5 billion ($1.2 billion in endowment assets and $300 million in working capital). Until 1998, Mr. Yusko was the Senior Investment Director for the University of Notre Dame Investment Office, which he joined as the Assistant Investment Officer in October of 1993. He worked with the Chief Investment Officer in all aspects of Endowment Management. Mark received his Bachelor of Science Degree, with Honors, in Biology and Chemistry from the University of Notre Dame and a Masters of Business Administration in Accounting and Finance from the University of Chicago.

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JOSHUA E. PARROTT, CAIASM
Director of Risk Management

Mr. Parrott’s primary responsibilities include risk management of the Multi-Strategy Funds, hedge fund due diligence and working closely with investment advisory relationships. Prior to joining Hatteras, Mr. Parrott was employed at Dialectic Capital in New York, where he assisted in portfolio analysis and the launch of a long/short equity hedge fund. Prior to Dialectic, Mr. Parrott was employed by Morgan Stanley and Bear Stearns as a Financial Advisor for high net worth individuals. Mr. Parrott received his Bachelor of Science degree from the University of Vermont and attended international schools in Zimbabwe and Kenya. Mr. Parrott has also earned his designation as a Chartered Alternative Investment Analyst (CAIA).

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

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INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

THE FUNDS’ INVESTMENT OBJECTIVE.  The Master Fund has the same investment objective as the Funds and the Offshore Fund, which is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity, and Energy and Natural Resources. The Funds’ secondary objective is capital appreciation with less volatility than that of the equity markets. To achieve its objective, the Multi-Strategy Fund will invest substantially all of its investable assets in the Master Fund, and the TEI Fund will invest substantially all of its investable assets in the Offshore Fund, which will invest substantially all of its assets in the Master Fund. The Master Fund uses a number of Advisors selected by the Investment Manager. Generally, the Investment Manager intends to select Advisors that collectively employ widely diversified investment strategies (e.g. allocate to a spectrum of alternative investments) and engage generally in the six asset classes listed above.

ALLOCATION.  To achieve their objective, the Multi-Strategy Fund invests in the Master Fund, and the TEI Fund invests in the Master Fund indirectly through the Offshore Fund. The Master Fund utilizes investment strategies and uses Advisors that are typically available on a collective basis to larger institutions. The Investment Manager pursues the Funds’ objective by allocating the Master Fund’s assets with Advisors either by the Master Fund becoming a participant in an Advisor Fund or by placing the Master Fund’s assets in an Advisor Account. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors. Generally, the Investment Manager intends to select Advisors who invest in one or more of six asset classes: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity and Energy/Natural Resources. However, the Investment Manager may also retain Advisors who invest in other asset classes. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Manager anticipates that the Master Fund will typically utilize at least 20 different Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors. Advisors may invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments (including, without limitation, common and preferred stock, warrants, options, convertible stock and restricted securities), currencies, commodities, real estate, financial futures, fixed income, debt-related instruments (including corporate debt instruments), high yield bank loans, as well as securities and other financial instruments issued or guaranteed by the U.S. government or a federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality. Advisors may also invest in repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

In addition to benefiting from the Advisors’ individual investment strategies, each Fund expects to achieve the benefits of the Master Fund’s broad allocation of its assets among a carefully selected group of Advisors across numerous markets and investment strategies. The Investment Manager expects that by investing through multiple Advisors and across multiple investment strategies, the Master Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Advisors and/or strategies.

Notwithstanding the above, the Master Fund may, from time to time and subject to applicable law, co-invest in the portfolio companies held by one or more Advisor Funds in the private equity and real estate sectors.

ACCESS.  Many Advisor Funds are organized as limited partnerships that are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Advisor Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Advisor Funds. Many of these Advisor Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Advisors, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in a Fund enables investors to invest, through the Master Fund’s investments, with Advisors whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in a Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Advisors typically would impose on investors.

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CAPITAL ALLOCATION DECISIONS.  The Funds expect the Master Fund to allocate its assets broadly among the six asset classes, and to have target ranges for the allocation of capital among such asset classes. However, the asset allocation ranges provide the latitude for the Investment Manager to allocate more or less capital to a particular asset class depending on the Investment Manager’s belief about the opportunities for attractive risk-adjusted returns afforded by that asset class over a given investment time horizon. In making such asset allocation decisions, the Investment Manager will consider national and international economic and geopolitical conditions, the risks incident to the asset class and the return opportunities for such strategy (among other considerations) and gauge these factors versus the relative opportunities with other asset classes and the need for a broad portfolio to reduce risk (as measured by volatility).

The Funds’ investment objective is non-fundamental and may be changed by the Board without the approval of the Partners. Except as otherwise stated in this Prospectus or the Limited Partnership Agreement of a Fund, the investment policies, asset allocation ranges, strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Partners. The Funds’ principal investment policies and strategies are discussed below.

ASSET CLASSES AND INVESTMENT STRATEGIES

The Multi-Strategy Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which in turn will invest its assets in assets managed by Advisors, with the objective of adding additional Advisors as the Master Fund’s assets grow and the need to diversify among additional Advisors increases. The TEI Fund seeks to achieve its investment objective by investing substantially all of its assets in its corresponding Offshore Fund, which in turn will invest its assets in the Master Fund, which in turn will invest its assets in assets managed by Advisors, with the objective of adding additional Advisors as the Master Fund’s assets grow and the need to diversify among additional Advisors increases. The following is a description of each of the asset classes and investment strategies in which the Advisors will invest:

OPPORTUNISTIC EQUITY

•	Long/Short Public Equity
•	Global Macro
•	Short Selling

The Opportunistic Equity asset class is generally composed of Advisor Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity asset class consists of Advisor Funds that trade predominantly in equity securities, certain of the Advisors chosen may additionally invest all or a portion of the Advisor Funds in debt instruments.

These Advisors will opportunistically allocate capital to those markets around the globe which they believe present the best opportunities for profit based on either the Advisor’s fundamental company valuation analysis or perceived macroeconomic shifts. To achieve an appropriately broad range of investments, the Master Fund may employ more than one Opportunistic Equity Advisor, each of which will typically focus on particular geographical markets in a general set of market capitalization ranges and/or employ a particular style of investing.

Within the asset class, the Long/Short Public Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally). This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. Advisors that manage Long/Short Public Equity Advisor Funds generally derive performance by establishing offsetting positions (a “long” and “short” position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike “long only” managers, Long/Short Public Equity Advisors will almost always have “short” positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market “puts” and “calls,” etc.). However, to be included in this asset class, a Long/Short Public Equity Advisor will generally have to be “net short” biased (i.e., in general, generate returns that have a negative correlation to the overall equity markets) or be “market neutral” (i.e., attempts to offset its “long” position with a corresponding “short” position so that there is no “net long” or “net short” position). On occasion, an Advisor within the strategy may run a net “long” position; provided, however, that the net “long” position will typically be less than those included in the traditional “long” equity portfolio.

The Long/Short Public Equity Advisor Funds included in the Opportunistic Equity asset class may be “market neutral” or have a net “short” bias. As a result, these Advisor Funds typically tend to have little, if any, or negative correlation with traditional equity investments (as contrasted with Long/Short Public Equity Advisors in a long equity portfolio, which will have a “net long” bias and thus would likely have a positive correlation to the broad equity markets or subsets thereof). A “net short” bias Advisor may utilize an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund’s short stock position. In addition, hedging can be accomplished through short sales and/or the use of index options and futures or other derivative products. Leverage may also be employed by the Advisors to enhance the risk/reward profile of the portfolio, although leverage also can increase the risk of greater portfolio losses. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

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Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The Investment Manager believes key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and/or valuation and financial modeling. It is important to note that an Advisor may employ all or a portion of these capabilities in constructing its portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Advisors utilizing Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currency, futures and forward markets. These Advisors employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used. With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets.

The Short Selling strategy involves selling short the stock of companies whose fundamentals, liability profile and/or growth prospects do not support current public market valuations. A short sale involves the sale of a security that the Advisor Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Advisor Fund must borrow the security, and the Advisor Fund is obligated to return the security to the lender (which is accomplished by a later purchase of the security by the Advisor Fund) and to pay any dividends paid on the borrowed security over the term of the loan. In the U.S., when a short sale is made, the seller generally must leave the proceeds thereof with the broker and deposit with the broker an amount of cash or securities sufficient under applicable margin regulations and the requirements of the broker (which may be higher) to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected in foreign stocks, such transactions may be governed by local law.

Short selling can be used to capitalize on any divergence between the long-term value of a stock and the short-term pricing by capital markets of the same stock. Advisor Funds may combine short selling with an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund’s short stock position.

ENHANCED FIXED INCOME

•	High Yield Debt
•	Distressed Securities
•	Global Debt

The Enhanced Fixed Income asset class seeks to provide superior risk-adjusted investment performance by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets). In general, this asset class encompasses High Yield Debt, Distressed Securities, and Global Debt investing (including, among other things, in emerging markets). To achieve an appropriately broad allocation of investments, the Master Fund may employ more than one Advisor in each Enhanced Fixed Income asset class, with the objective of gaining diversification in geography (to minimize the economic or currency risk of a particular country or region), credit quality, issuers, industrial segment and/or other factors important to generate a broad portfolio. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

The High Yield Debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due (“payment default”), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. Thus, in the event that a company is experiencing financial difficulties (which is generally the case), the Investment Manager believes it is important to determine the following: (1) the capital structure of the company (particularly debt that is senior to the debt issuance being considered); (2) the asset base of the company (what would be realized in a distressed liquidation mode that is generally less than what the assets would be worth in a more orderly disposition); and (3) would this liquidation cover senior obligations and generate sufficient proceeds to repay the debt instrument being purchased. This would represent the liquidation value of the company and give the High Yield Debt Advisor the “downside” case. In addition, the High Yield Debt Advisor would typically analyze the company to determine the ability of the company to correct any operational difficulties, weather a recession or downturn in its industry or otherwise return to operational health. This requires strong fundamental analysis to determine the company’s current health, its prospects for returning to financial health based on current trends or management plans, and the current and prospective operational and economic environment (“fundamental analysis”). In other contexts, a high yield instrument may be one that is issued by a company that still is an investment grade company (but typically in the lower end of investment grade) but may have a specific contingent liability clouding its horizon (e.g., underfunded pension obligations), be in an industry that is experiencing significant turmoil or is in a troubled region of the world, etc. Thus, the Investment Manager believes a critical aspect of investing in high yield fixed income instruments is analyzing these type and other types of exogenous events. High Yield Debt Advisors will generally consider, among other factors, the price of the security, the prospects of the issuer, the company’s history, management and current conditions when making investment decisions. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

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Distressed Securities strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments. Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value; and (2) relative value between comparable securities. The Investment Manager believes that the main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

Distressed Securities Advisors may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Securities Advisor Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Distressed Securities Advisors may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors’ committee. In order to achieve these objectives, Distressed Securities Advisors may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments.

Global Debt investing involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The strategy will generally consist of Advisor Funds investing in global fixed income portfolios and/or emerging markets debt securities.

The Master Fund may invest in more than one Global Debt Advisor, with a goal of gaining diversification.

ABSOLUTE RETURN

•	Event Driven Arbitrage
•	Convertible Arbitrage
•	Merger Arbitrage
•	Fixed Income Arbitrage
•	Volatility Arbitrage

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•	Statistical Arbitrage

The Absolute Return asset class is an asset class that is defined herein as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within this asset class may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., “market” puts and calls, etc.).

Event Driven Arbitrage centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation). Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events.

The Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature). The Investment Manager believes that some of the key capabilities necessary to successfully run a Convertible Arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the Convertible Arbitrage portfolio.

The Master Fund may invest in one or more Advisors with exposure in the Convertible Arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

The Merger Arbitrage strategy involves taking short and long investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Therefore, when an acquisition is announced, the acquiring company (“Acquiror”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target is traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target’s stock price will typically increase but still trade at a discount to the price being offering by the Acquiror. This discount - and the size of the discount - is principally a function of three factors: (1) the risk that the acquisition will close; (2) the time frame for closing (i.e., the time value of money); and (3) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and “short” shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Advisor’s profit is the spread.

Fixed Income Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, agency securities relative to U.S. Treasury securities). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agencies of a similar duration of U.S. Treasury bills have over time established a relatively well defined trading range and carry a higher interest rate or yield. When agency securities trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), such agency securities will trade at a higher than normal discount to U.S. Treasury securities (reflected by a higher current yield in agency securities). Accordingly, in such a situation, an Advisor would typically buy the agency securities “long” and then “short” the U.S. Treasury securities. When the spread narrows or becomes more in line with historical norms, the Advisor generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As interest rate exposure is typically “hedged out,” these strategies generally exhibit little to no correlation to the broader equity and bond markets.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments “long” with a higher coupon or yield and “shorting” a shorter duration instrument with a lower coupon. The Advisor typically makes a “spread” on the difference between the higher yielding “long” position and the lower yielding “short” position. Investment banks may allow an Advisor to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities).

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Volatility Arbitrage entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone strategy, exchange-traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility Arbitrage Advisors typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Advisor can attempt to identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. For example, in 2002 market index volatility reached levels not seen since the 1930’s. Once it was determined that the volatility indices for these markets were trading significantly above their historical trading bands, many managers put on positions that were net “short” volatility. This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies.

Statistical Arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the Advisor will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature. A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy. Though typically market neutral in nature, a Statistical Arbitrage portfolio’s gross long and short positions may be significantly large and portfolio turnover can often be high.

In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions. This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis. Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it.

REAL ESTATE

The Real Estate asset class consists generally of investing in Advisor Funds that are: (1) registered investment companies or managers that invest in real estate investment trusts (commonly known as “REITs”); and (2) private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Advisor Fund). This asset class seeks to derive performance from accurately valuing the future income-producing capacity of a real estate property from its location, condition and previous operating history (cash flow, occupancy rates and expenses) relative to other fixed income or yield alternatives.

REITs seek to optimize share value and increase cash flows by acquiring and developing new projects, upgrading existing properties or renegotiating existing arrangements to increase rental rates and occupancy levels. REITs must distribute 90% of their net earnings to investors in order to benefit from a special tax structure, which means they may pay high dividends. The value of a particular REIT can be affected by such factors as its need for cash flow, the skill of its management team, and defaults by its lessees or borrowers or the current interest rate environment relative to the yield being generated by a particular REIT. To a much lesser extent, conventional mortgage loans, participating mortgage loans, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations will be used as the investment vehicle of choice.

Advisors whose Advisor Funds are private partnerships that invest in real estate typically offer the opportunity to generate high absolute returns, but without the liquidity offered by REITs. These Advisors will invest mainly in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels. On occasion, these Advisors may invest in raw land, which may be acquired for appreciation or development purposes. These Advisors typically provide their investors with a current yield (generally from rental or lease income on properties) and will often seek to generate capital gains through the sale of properties. However, these Advisors often do not provide their investors with the right to redeem their investment in the Advisor Fund, thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Advisor Fund.

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Advisor Funds may additionally invest in foreign real estate or real estate-related investments. The Master Fund will consider the special risks involved in foreign investing before investing in foreign real estate and will not invest unless an underlying Advisor Fund has exhibited prior expertise in the foreign markets in which it invests.

PRIVATE EQUITY

Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity asset class seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Master Fund will attempt to invest in a group of Advisor Funds that vary widely: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Advisors take an active role in managing and operating the business. Additionally, it is expected that Advisor Funds will engage in both direct investment and co-investment private equity deals. The Investment Manager believes that the key capabilities necessary to successfully structure private equity transactions include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure.

ENERGY/NATURAL RESOURCES

The Energy asset class consists generally of investing in Advisor Funds that are: (1) registered investment companies or managers that invest in publicly-traded energy companies; and (2) private partnerships that make direct investments in private or (sometimes) smaller publicly traded energy companies. The types of companies included within the “energy” sector will include a diverse range of energy industry sectors, including: oilfield service and equipment manufacturing sectors, exploration and production, technology, pipelines and storage, and power generation and transmission.

The Investment Manager believes that the key capabilities necessary to successfully run the Energy asset class include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; accurate energy asset valuation; commodities valuation and market analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure.

Generally, the Energy Advisors will engage in longer-term investments with lower portfolio turnover than many of the other asset classes. Additionally, it is anticipated that the Energy asset class’ returns may exhibit relatively low correlation to the returns of the broader equity and bond markets as well as the other asset classes in the Funds.

Securities issued by private partnerships investing in energy or natural resources may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships’ underlying energy and natural resources investments may tend to be less liquid than other types of investments.

In addition, the Master Fund may invest in other natural resources, such as timberlands, basic metals (e.g., iron, aluminum, and copper), precious metals (e.g. gold, silver, platinum and palladium) and other basic commodities. The Investment Manager believes that all non-energy related investing will account for a modest portion of the overall asset class.

OVERVIEW OF INVESTMENT PROCESS

MANAGER CRITERIA; PORTFOLIO CONSTRUCTION.  The Funds strive to maintain a broad allocation of their assets, both with regard to allocation of assets among Advisors and also allocation of assets among various asset classes, as set forth below. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets generally lowers volatility and helps to mitigate the risk of investment losses, an unconcentrated portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an unconcentrated portfolio may be appropriate for investors that want less volatility in their portfolio and are willing to accept relatively lower, but generally more consistent, returns than a portfolio concentrated in a very few asset classes or Advisors.

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In general, the Master Fund seeks to allocate its assets in two ways: (1) allocation among Advisors; and (2) allocation among the six asset classes. The Master Fund may allocate assets to more than one Advisor Fund sponsored by the same Advisor, such as in the event that an Advisor sponsors Advisor Funds in various asset classes.

MANAGER DIVERSIFICATION.  The Investment Manager defines “manager risk” as the risk that an Advisor will not generate the returns commensurate with the mean of the Advisor’s peer group (e.g., same asset class and investment style) because of (a) poor fundamental analysis and/or security selection, (b) market timing, (c) management turnover within the Advisor or (d) other factors or circumstances that affected that Advisor’s performance specifically that were not caused by market conditions within the Advisor’s asset class generally. Manager risk may be reduced by, among other things, due diligence conducted on the Advisors and diversifying across multiple Advisors within the same or similar asset class.

Accordingly, the Investment Manager on behalf of each Fund generally attempts to allocate assets among multiple Advisors to achieve an appropriately broad allocation among the asset classes and also among Advisors. The Master Fund does not invest assets that, at the time invested, represent more than 5% of its net assets with any one Advisor Fund or 15% of its net assets with any family of funds known by the Investment Manager to be managed by the same Advisor. It is important to note, however, that the Master Fund may invest less than 5% of its net assets with an Advisor Fund or 15% of its assets with an Advisor, and through appreciation of the Advisor Fund or Funds or depreciation of the other Advisor Funds owned by the Master Fund, these limitations may be exceeded. In such a case, the Investment Manager will reduce the Master Fund’s exposure to such Advisor Fund or Advisor, as the case may be, as soon as reasonably practicable. In addition, the Master Fund shall not invest capital, which at the time invested, represents more than 10% of an Advisor Fund’s assets. For purposes of this calculation, an Advisor Fund’s assets shall be deemed to include the assets in all of the Advisor’s accounts that are managed using a strategy substantially similar to the Advisor Fund.

ALLOCATION AMONG ASSET CLASSES.  The initial asset allocation ranges are generally intended to be as follows during normal market conditions:

	Range
Asset Class	Min.	Target	Max.
Opportunistic Equity	15%	25%	35%
Enhanced Fixed Income	15%	25%	35%
Absolute Return	10%	20%	30%
Real Estate (1)	5%	10%	15%
Private Equity (1)	5%	10%	15%
Energy/Natural Resources (1)	5%	10%	15%
__________

(1)
Securities issued by private partnerships investing in private equity, real estate and/or energy/natural resources may be more illiquid than securities issued by other Advisor Funds generally, because such partnerships’ underlying investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that attractive opportunities to invest in such partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

INVESTMENT MANAGER’S RIGHT TO ALTER ASSET ALLOCATION RANGES.  Subject to the Limited Partnership Agreement of each Fund, the Investment Manager may, in its discretion, change or modify the asset allocation ranges from time to time. The Investment Manager does not currently intend to change or modify the asset allocation ranges to provide for a greater than 25% allocation to Advisor Funds which do not permit their owners to redeem any portion of their ownership interests within two years of the purchase of such interests.

DUE DILIGENCE AND SELECTION OF ADVISORS

GENERAL.  It is the responsibility of the Investment Manager to research and identify Advisors, to satisfy itself as to the suitability of the terms and conditions of the Advisor Funds and to allocate or reallocate the Master Fund’s assets among Advisors and asset classes. In the event that the Master Fund has one or more sub-advisers, it is also the responsibility of the Investment Manager to negotiate the investment subadvisory agreements, subject to requisite approval by the Partners or SEC exemptive relief from such requirements. There can be no assurance that the Funds will seek, or that the SEC will grant, such exemptive relief. The Investment Manager allocates the Master Fund’s assets among Advisors using the diverse knowledge and experiences of the Investment Committee members to assess the capabilities of the Advisors and to determine an appropriate mix of asset classes, investment strategies, sectors and styles given the prevailing economic and investment environment. The Advisors with which the Master Fund invests may pursue various investment strategies and are subject to special risks. See “RISK FACTORS — GENERAL RISKS” and “RISK FACTORS — INVESTMENT-RELATED RISKS.”

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PROCESS OF PORTFOLIO CONSTRUCTION.  The Investment Manager generally intends to employ a multi-step process in structuring and monitoring the Master Fund’s portfolio.

Step 1:  The Investment Manager will attempt to develop a pool of potential Advisor Funds to consider for investment. The Investment Committee will use its expertise and contacts in the investment management industry, along with third party publications and databases, to gain coverage of relevant investment opportunities across strategies, sectors, risk tolerances and objectives.

Step 2:  The Investment Committee will attempt to identify potential Advisor Funds based on quantitative, qualitative, or due diligence criteria. In its quantitative consideration of potential investments, the Investment Manager may undertake a variety of analyses to screen prospective Advisor Funds. Quantitative considerations may include, among other things, an analysis of each Advisor Fund’s return, risk (as measured by the volatility of a prospective Advisor Fund’s returns), drawdowns (any period during which a prospective Advisor Fund’s value is below its previous highest value; that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Advisor Fund’s return and the return of other Advisor Funds or certain markets) on both an individual basis and relative to its associated hedge fund strategy. In addition, the Investment Manager may consider certain historical portfolio information for each prospective Advisor Fund.

The potential Advisor Funds may also be evaluated on the basis of certain qualitative or due diligence criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, quality of administrative systems and support staff, ability to implement strategies, and a consideration of various risk control philosophies employed by the various Advisors.

Step 3:  Once a broad pool of potential Advisor Funds has been identified, the Investment Committee then determines an allocation for the Master Fund’s assets across the pool, consistent with the asset allocation ranges then in effect. In creating the Master Fund’s asset allocation targets (which shall be within the asset allocation ranges then in effect), the Investment Committee will analyze the performance results associated with each potential Advisor Fund and its asset class to determine the return, risk, and correlation relationships within and between each asset class and potential Advisor Fund over time. The Investment Committee may also analyze existing and developing market, economic, and/or financial trends.

Step 4:  The fourth step will see this due diligence effort revisited from time to time for the life of the Master Fund. The Investment Manager intends to monitor the overall level of assets managed, the estimated capacity of each Advisor Fund, any management or firm ownership changes and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made. The Investment Committee will regularly monitor the returns of each Advisor Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Advisor Fund or asset class, as applicable. If any Advisor Fund’s returns fall outside certain limits established by the Investment Committee, the Committee may carry out a formal review of the Advisor Fund to determine if a reallocation of the Master Fund’s assets is necessary. As a general matter, an Advisor who can provide statistical evidence that its management consistently outperforms its peers within the Advisor Fund’s asset class (whether based on net performance after fees and expenses or on a risk-adjusted basis, taking into account volatility) will be favored over investment advisers whose records do not provide such evidence. In addition, the Investment Committee will also seek to add Advisor Funds that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Funds or other Advisor Funds within that particular asset class.

RISK FACTORS

All investments carry risks to some degree. Investments In The Funds Involve Substantial Risks, Including The Risk That The Entire Amount Invested May Be Lost. The Multi-Strategy Fund, through the Master Fund, and the TEI Fund, through the Offshore Fund and Master Fund, allocate their assets to Advisors and invest in Advisor Funds (or open Advisor Accounts) that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Funds, including risks relating to the fund of funds structure of the Master Fund, risks relating to the master-feeder structure of the Funds, risks relating to compensation arrangements and risks relating to the limited liquidity of the Units.

GENERAL RISKS

LIMITED OPERATING HISTORY.  The Multi-Strategy Fund was organized on November 23, 2004. The Master Fund and the TEI Fund were organized on October 29, 2004. Therefore, the Funds have a limited operating history. Limited partnership interests of the Multi-Strategy Fund and the TEI Fund have been offered in a private placement to Partners since April 1, 2005. Personnel of the Investment Manager have experience in managing private investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Investment Manager may serve as investment manager for other registered closed-end investment companies and pooled investment vehicles, including those not registered with the SEC, that also invest through the Master Fund. Nonetheless, a Fund may not succeed in meeting its objective, and the Fund’s NAV may decrease.

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LACK OF OPERATING HISTORY OF ADVISOR FUNDS.  Certain Advisor Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager may evaluate the past investment performance of the applicable Advisors or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Advisor Fund. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Funds’ investment programs should be evaluated on the basis that there can be no assurance that the Investment Manager’s assessments of Advisors, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Funds may not achieve their investment objective and each Fund’s NAV may decrease.

MASTER/FEEDER STRUCTURE.  The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Funds. The Master Fund currently has other investors that are feeder funds, and it may have additional investors in the future, including feeder funds managed by the Investment Manager or an affiliate thereof. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than each Fund over the operations of the Master Fund. If other feeder funds tender for a significant portion of their interests in a repurchase offer, the assets of the Master Fund will decrease. This could cause each Fund’s expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

NON-DIVERSIFIED STATUS.  Each Fund is “non-diversified” under the 1940 Act. That means that the Funds are not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Advisor Fund. Each Fund’s NAV may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives each Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a “diversified” fund.

INDUSTRY CONCENTRATION RISK.  Advisor Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Funds do not believe it is likely to occur given the nature of their investment program, it is possible that, at any given time, the assets of Advisor Funds in which the Master Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, each Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through investments the Master Fund makes in the Advisor Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Advisor Funds are not generally required to provide current information regarding their investments to their investors (including the Funds). Thus, the Funds and the Investment Manager may not be able to determine at any given time whether or the extent to which Advisor Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS; LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  Each Fund will offer to purchase only a small portion of its Units (generally each quarter), and there is no guarantee that Partners will be able to sell all of the Units that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, each Fund may repurchase only a pro rata portion of the Units tendered by each Partner. The potential for proration may cause some investors to tender more Units for repurchase than they wish to have repurchased.

The Multi-Strategy Fund’s assets consist primarily of its interest in the Master Fund. The TEI Fund’s assets consist primarily of its interest in the Master Fund held through its investment in the Offshore Fund. Accordingly, the Funds will be required to liquidate a portion of their interest in the Master Fund in order to fund repurchases. In order to liquidate its interest in the Master Fund, the Offshore Fund (which is effectively controlled by the TEI Fund’s Board) must accept repurchase orders made by the Master Fund and distribute the proceeds of such repurchases to the TEI Fund.

The Funds’ repurchase policy will have the effect of decreasing the size of each Fund over time from what it otherwise would have been. Such a decrease may therefore force the Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase. In addition, because of the limited market for the Master Fund’s private equity, real estate and venture capital investments, the Master Fund may be forced to sell its more liquid securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Master Fund’s ratio of illiquid investments to liquid investments for the remaining investors.

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Payment for repurchased Units may require the Master Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Units.

If a Partner tenders all of its Units (or a portion of its Units) in connection with a repurchase offer made by a Fund, that tender may not be rescinded by the Partner after the date on which the repurchase offer terminates. However, although the amount payable to the Partner will be based on the value of the Master Fund’s assets as of the repurchase date, the value of Units that are tendered by Partners generally will not be determined until a date approximately one month later. Thus, a Partner will not know its repurchase price until after it has irrevocably tendered its Units.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  Units in each Fund provide limited liquidity since Partners will not be able to redeem Units on a daily basis because the Funds are closed-end funds. A Partner may not be able to tender its interest in a Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Units are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Funds. Units in the Funds are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.

Each Fund expects to distribute cash to the Partners for Units that are repurchased. However, there can be no assurance that each Fund will have sufficient cash to pay for Units that are being repurchased or that each will be able to liquidate investments at favorable prices to pay for repurchased Units. Advisor Funds may be permitted to redeem their interests in-kind. Thus, upon a Fund’s withdrawal of all or a portion of its interest in the Master Fund, the Master Fund may liquidate certain holdings in Advisor Funds. The Advisor Funds may pay the Funds’ redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of each Fund. The Funds do not intend to make in-kind distributions to the Partners.

In addition, in extreme cases, the Funds may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Funds’ interests in the Master Fund (held, in the case of the TEI Fund, through the Offshore Fund) due to the Master Fund’s holding of illiquid investments.

ABSENCE OF LIABILITY.  Subject to any limitations imposed by the federal securities laws, neither the General Partner nor the Investment Manager shall be liable to a Fund or any of the Partners for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ANTI-MONEY LAUNDERING.  If a Fund, the Investment Manager or any governmental agency believes that a Fund has sold Units to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, a Fund, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Units. A Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases with prior notice to the investor.

CONFLICTS OF INTEREST.  The Investment Manager and its affiliates, as well as many of the Advisors and their respective affiliates, provide investment advisory and other services to clients other than the Funds, the Offshore Fund, the Master Fund, Advisor Funds and Advisor Accounts. In addition, investment professionals associated with the Investment Manager or Advisors may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, “Other Accounts”). As a result of the foregoing, the Investment Manager and Advisors will be engaged in substantial activities other than on behalf of the Master Fund, the Offshore Fund and the Funds and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Master Fund, the Offshore Fund, the Funds and Other Accounts.

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However, it is the policy of the Investment Manager, and generally, the Investment Manager believes it is also the policy of the Advisors, that investment decisions for the Master Fund, Advisor Funds, Advisor Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Master Fund, the Offshore Fund, the Funds and Advisor Funds.

BORROWINGS, USE OF LEVERAGE. The Master Fund may leverage its investments with the Advisors by “borrowings.” In addition, the strategies implemented by the Advisors typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may cause the Master Fund to use various methods to leverage investments, including (i) borrowings, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The Investment Manager expects that under normal business conditions the Master Fund will utilize a combination of the leverage methods described above. The Master Fund and the Funds are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Master Fund’s or Funds’ total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Advisor Funds and, therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Advisor Funds. The Asset Coverage Requirement will apply to borrowings by Advisor Accounts, as well as to other transactions by Advisor Accounts that can be deemed to result in the creation of a “senior security.”

LEGAL, TAX AND REGULATORY.  Legal, tax and regulatory changes could occur that may materially adversely affect the Funds. For example, the regulatory and tax environment for derivative instruments in which Advisors may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Funds and the ability of the Funds to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Funds to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Advisor Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Advisors or the Funds in order to seek to obtain higher returns.

Certain tax risks associated with investments in the Funds are discussed in “TAXES” in this Prospectus and in “Certain Tax Considerations” in the SAI.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

NO REGISTRATION.  Advisor Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Master Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Advisor Funds. Although the Investment Manager expects to receive information from each Advisor regarding its investment performance on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. An Advisor may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager. In addition, many Advisors will not be registered as investment advisers under the Advisers Act in reliance on certain exemptions from registration under that Act. In such cases, Advisors will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

MULTIPLE LEVELS OF FEES AND EXPENSES.  Although in many cases investor access to the Advisor Funds may be limited or unavailable, an investor who meets the conditions imposed by an Advisor Fund may be able to invest directly with the Advisor Fund. By investing in Advisor Funds indirectly through the Funds, the Offshore Fund (for the TEI Fund only) and the Master Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in each Fund bear a proportionate share of the fees and expenses of that Fund and the Master Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Advisor Funds. Investors in the TEI Fund also bear a proportionate share of the fees and expenses of the Offshore Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees). Thus, investors in the Funds may be subject to higher operating expenses than if he or she invested in an Advisor Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

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Certain of the Advisor Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Advisor Funds and the Fund generally. Accordingly, an Advisor to an Advisor Fund with positive performance may receive performance-based compensation from the Advisor Fund, and thus indirectly from the Funds and their Partners, even if a Fund’s overall performance is negative. Generally, fees payable to Advisors of the Advisor Funds will range from 1% to 2% (annualized) of the average NAV of each Fund’s investment. In addition, certain Advisors charge an incentive allocation or fee generally ranging from 10% to 35% of an Advisor Fund’s net profits, although it is possible that such ranges may be exceeded for certain Advisors. The performance-based compensation received by an Advisor also may create an incentive for that Advisor to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Advisor without independent oversight.

INVESTMENT MANAGERS INVEST INDEPENDENTLY.  The Advisors generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Advisors do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Advisors selected by the Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, a Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF ADVISOR FUNDS.  Since the Master Fund may make additional investments in or affect withdrawals from an Advisor Fund only at certain times pursuant to limitations set forth in the governing documents of the Advisor Fund, a Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Units. The redemption or withdrawal provisions regarding the Advisor Funds vary from fund to fund. Therefore, the Master Fund may not be able to withdraw its investment in an Advisor Fund promptly after it has made a decision to do so. Some Advisor Funds may impose early redemption fees while others may not. This may adversely affect a Fund’s investment return or increase a Fund’s expenses.

Advisor Funds may be permitted to redeem their interests in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest in an Advisor Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of each Fund and does not intend to distribute securities to Partners.

SEGREGATED ACCOUNT ALLOCATIONS.  Subject to applicable law, the Master Fund may on occasion allocate its assets to an Advisor by retaining the Advisor to manage an Advisor Account for the Master Fund, rather than invest in an Advisor Fund. It is possible, given the leverage at which certain of the Advisors will trade, that the Master Fund could lose more in an Advisor Account that is managed by a particular Advisor than the Master Fund has allocated to such Advisor to invest. This risk may be avoided if the Master Fund, instead of retaining an Advisor to manage a separate account comprised of a designated portion of each Fund’s assets, creates a separate investment vehicle for which an Advisor will serve as general partner and in which the Master Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Advisor Accounts. Advisor Accounts will be subject to the investment policies and restrictions of the Master Fund, as well as the provisions of the 1940 Act and the rules thereunder (including, without limitation, the approval of the Advisor in accordance with the 1940 Act).

VALUATION OF ADVISOR FUNDS.  The valuation of the Master Fund’s investments in Advisor Funds is ordinarily determined based upon valuations calculated by UMB Fund Services, Inc. (the “Administrator”), based on information provided by the Advisors of such Advisor Funds. Although the Investment Manager reviews the valuation procedures used by all Advisors, neither the Investment Manager nor the Administrator can confirm or review the accuracy of valuations provided by Advisors or their administrators. Promoting transparency and receiving necessary information from Advisor Funds may possibly be an impediment to monitoring the performance of the Advisor Funds on a regular basis. An Advisor may face a conflict of interest in valuing such securities since their values will affect the Advisor’s compensation.

If an Advisor’s valuations are consistently delayed or inaccurate, the Investment Manager generally will consider whether the Advisor Fund continues to be an appropriate investment for the Master Fund. The Master Fund may be unable to sell interests in such an Advisor Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Advisor’s valuations, and the Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to a Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Advisor Funds are completed.

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TURNOVER.  The Master Fund’s activities involve investment in the Advisor Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Advisor Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Master Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Master Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Master Fund from an Advisor Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment.

INDEMNIFICATION OF ADVISOR FUNDS.  The Advisors often have broad indemnification rights and limitations on liability. The Master Fund may also agree to indemnify certain of the Advisor Funds and their Advisors from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Advisor Funds.

INVESTMENTS IN NON-VOTING SECURITIES.  Unlike registered investment companies such as the Master Fund, Advisor Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Advisor Funds cause the Master Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Master Fund may be purchasing its interest in an Advisor Fund in non-voting form (i.e., through the purchase, where applicable, of non-voting securities). Additionally, for regulatory reasons, the Master Fund may need to limit the amount of voting securities in a particular Advisor Fund. To the extent the Master Fund holds non-voting securities of an Advisor Fund, it will not be able to vote on matters that require the approval of the investors in the Advisor Fund. This restriction could diminish the influence of the Master Fund in an Advisor Fund and adversely affect its investment in the Advisor Fund, which could result in unpredictable and potentially adverse effects on a Fund and its Partners.

CONTROL OVER ADVISORS.  The Investment Manager will invest in Advisor Funds that the Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Funds’ investment objective and strategy. The Investment Manager does not and will not control the Advisors; however, and there can be no assurances that an Advisor will manage its Advisor Funds in such a manner.

TEI FUND ONLY

INVESTMENT IN THE OFFSHORE FUND. The Offshore Fund is not registered under the 1940 Act, and is not subject to the investor protections offered thereby. The TEI Fund, as an investor in the Offshore Fund, will not have the protections offered to an investor in registered investment companies. However, the TEI Fund will control the Offshore Fund.

CHANGES IN UNITED STATES AND/OR CAYMAN ISLANDS LAW. If there are changes in the laws of the United States and/or the Cayman Islands, under which the TEI Fund and Offshore Fund, respectively, are organized, so as to result in the inability of the TEI Fund and/or the Offshore Fund to operate as set forth in this Prospectus, there may be substantial effect on the Partners. For example, if Cayman Islands law changes such that the Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in the TEI Fund would likely suffer decreased investment returns. If Cayman Islands law, which limits the duration of a limited duration company to 30 years, were to change such that, at the end of 30 years, the TEI Fund could not replace the Offshore Fund with another identical limited duration company, the structure of the TEI Fund would be affected, potentially adversely. Such changes could also result in the inability of the TEI Fund to operate on a going-forward basis, resulting in the TEI Fund being liquidated.

REGULATORY CHANGE. The TEI Fund’s structure is consistent with a position taken by the staff of the SEC with respect to a non-affiliated investment company allowing a structure whereby the TEI Fund will invest in the Master Fund via the Offshore Fund. To the extent that the views of the SEC staff, which do not represent the views of the SEC itself, were to change, the structure of the TEI Fund’s investment in the Master Fund could be adversely affected, possibly affecting the treatment of UBTI.

Subject to obtaining any required regulatory approval, the TEI Fund may determine to invest its assets directly in non-U.S. investment funds that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. The TEI Fund may pursue such an investment approach only if it believes that it could avoid generating UBTI by making such investments and the approach is approved by the TEI Fund’s board. The TEI Fund will provide Partners with at least 90 days’ notice before implementing such a change.

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PENDING PATENT APPLICATION.  Man-Glenwood Lexington TEI, LLC, or an affiliate thereof (“MG”), has filed a patent application (the “Patent Application”) relating to a structure that interposes a Cayman Islands entity between a registered investment company and the underlying master fund. The Patent Application is currently under a final rejection by the patent examiner. The likelihood that MG will be successful in obtaining a valid patent cannot be assessed at this time. However, the TEI Fund cannot rule out the possibility that a valid U.S. patent with claims broad enough to cover the foregoing could at some future date pose the risk that the Investment Manager or an affiliate may have to negotiate a mutually agreeable license to such structure, which will impose additional costs on the TEI Fund and the Partners, or, in the absence of such mutually agreeable license, that the TEI Fund may have to be dissolved and liquidated. In such event, the TEI Fund’s Partners would have their Units liquidated and such liquidation may result in the loss of some of their investment.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS.  The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Master Fund in the Advisor Funds and Advisor Accounts and, thus, a Fund’s investments. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS.  Price movements of forwards, futures and other derivative contracts in which an Advisor Fund’s or Advisor Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Advisor Funds and Advisor Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

NATURAL RESOURCE AND PRECIOUS METAL INVESTMENTS.  Advisor Funds and Advisor Accounts may make investments in natural resources and precious metals, and thus may be susceptible to economic, business or other developments that affect those industries. Natural resources historically have been subject to substantial price fluctuations over short periods of time. Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes. In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values. The price of gold and other precious metals are affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

ETFs. ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem shares of an ETF held by the Master Fund, the Master Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of such Advisor Funds therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS.  The Advisors will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Master Fund’s investment activities will be successful or that the Partners will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS” and “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” in the SAI for further information.

COUNTERPARTY CREDIT RISK. Many of the markets in which the Advisor Funds or Advisor Accounts effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Advisor Fund or Advisor Account invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Advisor Fund or Advisor Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Advisor Fund or Advisor Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Advisor Fund or Advisor Account has concentrated its transactions with a single or small group of counterparties. Advisor Funds and Advisor Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to attempt to monitor counterparty credit exposure of Advisor Funds and Advisor Accounts. The ability of Advisor Funds and Advisor Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund.

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ASSET CLASS-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of each asset class:

OPPORTUNISTIC EQUITY

A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. Short selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research. There can be no assurance that any hedging techniques employed by an Advisor will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

ENHANCED FIXED INCOME

High Yield Debt Advisors may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt Advisor’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded).

High Yield Debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities’ true risk/reward profile. Accordingly, High Yield Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a High Yield Debt Advisor may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the high yield debt position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

A significant portion of a Distressed Securities Advisor’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, a Distressed Securities Advisor may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the distressed securities position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in an otherwise “troubled” company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Distressed Securities Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds.

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Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a Global Debt Advisor may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the global debt position and “short” the issuer’s common stock) or buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Given the markets in which it invests, a significant portion of a Global Debt Advisor’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

ABSOLUTE RETURN

Event Driven Arbitrage is research intensive and requires continual review of announced and anticipated events. In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner. There can be no assurance that any hedging techniques employed by an Advisor will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

In regards to Convertible Arbitrage, the Investment Manager believes that it necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements.

Merger Arbitrage is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital. For example, from the middle part of 2000 to the middle part of 2003, activity within this strategy was particularly limited. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions. Accordingly, the Investment Manager believes that key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

The principal risk of Fixed Income Arbitrage is rising interest rates, which often result in a greater decline in the value of the “long” position than in the “short” position. In such a case, the Advisor will either have to provide additional collateral to the investment bank lender or close the position at a loss. There can be no assurance that any hedging techniques employed by an Advisor will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Volatility Arbitrage often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. There can be no assurance that any hedging techniques employed by an Advisor will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Statistical Arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied. In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved. While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the Advisor when selecting securities to be “long” and “short.” The Investment Manager believes that the key requirement to profit in this strategy is strong fundamental company and industry analysis. An Advisor who is able to more clearly discern closely related pairs of securities will be more likely to outperform trading the strategy over time. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

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REAL ESTATE

The main risk of investing in real estate, equity securities issued by real estate companies and in REITs is that the value of such investments might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. Other risks include: extended vacancies of properties, increased competition or overbuilding, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. REITs prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Securities issued by private partnerships investing in real estate may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

PRIVATE EQUITY

Securities issued by private partnerships investing in Private Equity investments may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships’ underlying Private Equity investments may tend to be less liquid than other types of investments. The eventual success or failure of Private Equity investing ultimately hinges on the ability of Advisors to attract and develop a steady flow of quality investment opportunities to analyze.

Generally, little public information exists about privately held companies, and Advisors will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Advisors are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and may lose money on these investments.

Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. See the “RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS - ILLIQUID PORTFOLIO INVESTMENTS” in the Funds’ SAI for a detailed discussion of risks of investing in illiquid securities.

Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Funds’ investment returns.

ENERGY/NATURAL RESOURCES

Advisor Funds and Advisor Accounts may invest in securities of energy and natural resources companies, which means that their performances will be susceptible to the economic, business or other developments that affect those industries. For example, the value of such investments may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and such investments may be more volatile than other types of investments. At times, the performance of these companies may lag the performance of the broader stock market. In addition, Advisor Funds and Advisor Accounts may, but the Funds do not expect that they would, invest in energy and natural resources directly.

* * *

LIMITS OF RISK DISCLOSURES.  The above discussions of the various risks, and the related discussion of risks in the SAI, that are associated with the Funds, the Master Fund, the Offshore Fund (the TEI Fund only), the Units and the Advisor Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in each Fund. Prospective investors should read this entire Prospectus and the applicable Fund’s Limited Partnership Agreement and consult with their own advisors before deciding whether to invest in a Fund. In addition, as a Fund’s investment program changes or develops over time, an investment in a Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

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INVESTOR QUALIFICATIONS

Each prospective investor in a Fund will be required to certify that it is a U.S. person for federal income tax purposes and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” is, among other categories, (i) a natural person or company (other than an investment company) that represents that it has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) a person who has at least $750,000 under the Adviser’s or its affiliates’ management, including any amount invested in a Fund; (iii) a person who is a “qualified purchaser” as defined by the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser’s investment activities. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in a Fund will appear in an investor certification that must be completed by each prospective investor. Existing Partners who wish to request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to the additional purchase. An investment in the Multi-Strategy Fund is not appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Funds.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Master Fund’s investments are illiquid. For this reason, each Fund is structured as a closed-end fund, which means that the Partners will not have the right to redeem their Units on a daily basis. In addition, the Funds do not expect any trading market to develop for the Units. As a result, if investors decide to invest in a Fund, they will have very limited opportunity to sell their Units.

To provide the Partners with a degree of liquidity, and the ability to receive NAV on a disposition of their Units, the Funds generally intend to make quarterly offers to repurchase the Units unless the Board determines, in its complete and absolute discretion, that any such offer would not be in that Fund’s and its Partners’ best interest.

The Board will consider the following factors, among others, in making its determination for each Fund separately:

•  the recommendation of the Investment Manager and/or the General Partner;

•  whether any Partners have requested to tender Units or portions thereof to the Fund;

•  the liquidity of a Fund’s assets (including fees and costs associated with withdrawing from Advisor Funds);

•  the investment plans and working capital requirements of the Fund;

•  the relative economies of scale with respect to the size of the Fund;

•  the history of a Fund in repurchasing Units or portions thereof;

•  the availability of information as to the value of a Fund’s assets;

•  the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•  the anticipated tax consequences to a Fund of any proposed repurchases of Units or portions thereof.

When a repurchase offer commences, the affected Fund will send a notification of the offer, in advance of such offer, to the Partners via their financial intermediaries. The notification will specify, among other things:

•  the percentage of Units that the Fund is offering to repurchase;

•  the date on which a Partner’s repurchase request is due;

•  the Valuation Date (as defined below) applicable to the repurchase;

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•  the date by which the Partners will receive the proceeds from their Unit sales; and

•  the most current NAV of the Units that is available on the date of the notification, although such NAV may not be the NAV at which repurchases are made.

Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Units (but in no event to exceed the repurchase of more than 20% of the Units per quarter). A Partner that participates in a repurchase offer with a Valuation Date (as defined below) occurring prior to the end of the 12th month of its admission to that Fund may be subject to a penalty payable to the Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds. The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner to allow otherwise. A Partner whose Units (or a portion thereof) are repurchased by a Fund will not be entitled to a return of any sales charge that was charged in connection with the Partner’s purchase of the Units.

Units will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Partners tendering Units for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by each Fund. Partners who tender may not have all of the tendered Units repurchased by a Fund. If over-subscriptions occur, a Fund may elect to repurchase less than the full amount that a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Funds may repurchase only a pro rata portion of the amount tendered by each Partner.

The Board, in its complete and absolute discretion, may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units. In certain circumstances, the General Partner may require a Partner to tender its Units.

A Partner who tenders for repurchase only a portion of his Units in a Fund will be required to maintain a minimum account balance of $100,000. If a Partner tenders a portion of his Units and the repurchase of that portion would cause the Partner’s account balance to fall below this required minimum, each Fund reserves the right to reduce the portion of the Units to be purchased from the Partner so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the General Partner in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Master Fund’s investments in Advisor Funds and the fact that the Funds will have to effect withdrawals from the Master Fund (for the TEI Fund, the withdrawal from the Master Fund will be via the Offshore Fund) to pay for Units being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued on the applicable Valuation Date. Each Fund will generally pay the value of the Units repurchased (or as discussed below, 95% of such value if all Units owned by a Partner are repurchased) approximately 90 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of each Fund's financial statements for the fiscal year in which the repurchase is effected. Units may be repurchased prior to Advisor Fund audits. To mitigate any effects of this, if all Units owned by a Partner are repurchased, the Partner will receive an initial payment equal to 95% of the estimated value of the Units (after adjusting for fees, expenses, reserves or other allocations or redemption charges) approximately 90 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of each Fund's annual audit.

Under these procedures, Partners will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of the Valuation Date. The Partner may inquire of a Fund, at the telephone number indicated on the front cover of the Prospectus, as to the value of the Units last determined. In addition, there will be a substantial period of time between the date as of which the Partners must tender the Units and the date they can expect to receive payment for their Units from a Fund. However, promptly after the expiration of a repurchase offer, Partners whose Units are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Units. Payments for repurchased Units may be delayed under circumstances where the Master Fund has determined to redeem its interest in Advisor Funds to make such payments, but has experienced delays in receiving payments from the Advisor Funds.

Repurchases of Units by each Fund are subject to certain regulatory requirements imposed by SEC rules.

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TRANSFERS OF UNITS

No person shall become a substituted Partner of a Fund without the consent of that Fund, which consent may be withheld in its sole discretion. Units held by Partners may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner; or (ii) under other extremely limited circumstances, with the consent of the Board (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to a Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of a Unit (or portion of a Unit) unless the transfer is: (i) one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Partner (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Partner’s immediate family (siblings, spouse, parents, or children); or, with respect to the TEI Fund, (iii) a distribution from a qualified retirement plan or an individual retirement account.

Notice to a Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Unit must also be accompanied by a properly completed investor certification in respect of the proposed transferee. In connection with any request to transfer a Unit (or portion of a Unit), a Fund may require the Partner requesting the transfer to obtain, at the Partner’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of a Unit by a Partner (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Unit, the balance of the capital account of each of the transferee and transferor is less than $100,000. Each transferring Partner and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring a Unit or a portion of a Unit by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner, will be entitled to the allocations and distributions allocable to the Unit or portion of the Unit so acquired, to transfer the Unit or portion of the Unit in accordance with the terms of the applicable Limited Partnership Agreement and to tender the Unit or portion of the Unit for repurchase by a Fund, but will not be entitled to the other rights of a Partner unless and until the transferee becomes a substituted Partner as specified in that Fund’s Limited Partnership Agreement. If a Partner transfers a Unit with the approval of the Board, each Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Partner.

By subscribing for a Unit, each Partner agrees to indemnify and hold harmless a Fund, its Board, the General Partner of the Fund, the Investment Manager, and each other Partner, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Partner in violation of the Limited Partnership Agreement or any misrepresentation made by that Partner in connection with any such transfer.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts.  Each Fund shall maintain a separate capital account on its books for each Partner. As of any date, the capital account of a Partner shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Partner. Any amounts charged or debited against a Partner’s capital account under a Fund’s ability to allocate special items, and to accrue reserves as described under “Reserves” below, other than among all Partners in accordance with the number of Units held by each such Partner, shall be treated as a partial redemption of such Partner’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made, and such Partner’s Units shall be reduced thereby as appropriately determined by the Fund. Any amounts credited to a Partner’s capital account under a Fund’s ability to allocate special items and to accrue reserves, other than among all Partners in accordance with the number of Units held by each such Partner, shall be treated as an issuance of additional Units to such Partner for no additional consideration as of the date on which the Board determines such credit is required to be made, and such Partner’s Units shall be increased thereby as appropriately determined by the Fund.

Reserves.  Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date the contingent liabilities become known to a Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that that Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Partners at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.
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CALCULATION OF NET ASSET VALUE
GENERAL

The Funds, the Offshore Fund and the Master Fund calculate their respective NAV as of the close of business on the last business day of each Accounting Period (as defined below) and at such other times as the Boards may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Boards. The NAV of the Multi-Strategy Fund and the Master Fund will equal the value of the total assets of the Multi-Strategy Fund and the Master Fund, respectively, less all of each entity’s respective liabilities, including accrued fees and expenses. The NAV of the TEI Fund, Offshore Fund and the Master Fund will equal the value of the total assets of the TEI Fund, the Offshore Fund and the Master Fund, respectively, less all of each entity’s respective liabilities, including accrued fees and expenses. The NAV of the Master Fund equals the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. In computing its NAV, the TEI Fund will value its interest in the Offshore Fund at the value of the Offshore Fund’s interest in the Master Fund, and the Offshore Fund will value its interest in the Master Fund at the NAV provided by the Master Fund to the Offshore Fund. It is expected that the assets of the Funds will consist of their investment in the Master Fund. The NAV of the Master Fund depends on the value of the Advisor Funds, Advisor Accounts or other investments in which it invests.

The Investment Manager oversees the valuation of the Master Fund’s investments, including its interests in the Advisor Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Boards and the Master Fund Board have approved for purposes of determining the fair value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Advisor Funds. In accordance with the Valuation Procedures, fair value as of each month-end or as of the end of each accounting period, as applicable, ordinarily will be the value determined as of such date by each Advisor Fund in accordance with the Advisor Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Advisor Fund will represent the amount that the Master Fund could reasonably expect to receive from the Advisor Fund if the Master Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that the Advisor Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund will determine the fair value of such Advisor Fund based on the most recent final or estimated value reported by the Advisor Fund, as well as any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Advisor of an Advisor Fund.

Prior to the Master Fund investing in any Advisor Fund, the Investment Manager will conduct a due diligence review of the valuation methodologies utilized by the Advisor Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Manager reasonably believes to be consistent, in all material respects, with those used by the Master Fund in valuing its own investments. Although the procedures approved by the Boards and the Master Fund Board provide that the Investment Manager will review the valuations provided by the Advisors to the Advisor Funds, none of the Master Fund Board, the Boards or the Investment Manager will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

The Master Fund’s Valuation Procedures require the Investment Manager to take reasonable steps in light of all relevant circumstances to value the Master Fund’s portfolio. The Investment Manager will consider such information, and may conclude in certain circumstances that the information provided by an Advisor does not represent the fair value of the Master Fund’s interests in the Advisor Fund. Although redemptions of interests in Advisor Funds are subject to advance notice requirements, Advisor Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Advisor Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Advisor Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Boards and the Master Fund Board, the Investment Manager will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Advisor at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Advisor Fund. In other cases, as when an Advisor Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Adviser Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV of the Advisor Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.

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The valuations reported by the Advisors, upon which the Master Fund calculates its month-end NAV and the NAV of each Master Fund Unit, including each Fund’s Master Fund Unit, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the Advisor Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Master Fund, and therefore the Funds, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Funds received by Partners who had their Units in the Funds repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Funds to adjust or recoup the repurchase proceeds received by Partners under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Advisors or revisions to the NAV of an Advisor Fund adversely affect the Master Fund’s NAV, and therefore the Funds’ NAV, the outstanding Units may be adversely affected by prior repurchases to the benefit of Partners who had their Units repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Partners who previously had their Units repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Units. New Partners may be affected in a similar way.

The Valuation Procedures provide that, where deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in Advisor Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Master Fund Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Manager are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Advisor Funds, the Master Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Boards will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Boards to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Boards.

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In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Boards, in consultation with the Administrator, will reevaluate each Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Boards and the Master Fund provide that the Investment Manager will review the valuations provided by the Administrator (via the Advisors or their administrators), neither the Investment Manager nor the Administrator will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on a Fund’s net assets if the judgments of the Boards and/or the Investment Manager (in reliance on the Advisor Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in an Advisor Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Manager, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the Advisor’s or its administrator’s valuations, and may, if so instructed by the Investment Manager, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

Each accounting period begins on the business day after the last business day of the preceding accounting period, and each accounting period (including the initial accounting period) (each, an “Accounting Period”) ends on the first to occur of (1) the last business day of each fiscal year of the Fund; (2) the last business day of each taxable year of the Fund; (3) the business day preceding the effective date on which a contribution of capital is made to the Fund; (4) the Valuation Date with respect to any repurchase of a Unit or portion of a Unit by the Fund or the complete withdrawal by a Partner; (5) the business day preceding the business day on which a substituted Partner is admitted to the Fund; or (6) the effective date on which any amount is credited to or debited from the Capital Account of any Partner other than an amount to be credited to or debited from the Capital Accounts of all Partners in accordance with their respective Units. Partners will be sent the estimated monthly NAV free of charge.

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SUSPENSION OF CALCULATION OF NET ASSET VALUE

The Board, after consultation with the Investment Manager, may declare a suspension of the determination of NAV, subscriptions and redemption of interests in the Master Fund and payment on redemptions:

(a) during any period when any of the principal stock exchanges or markets on which a substantial portion of the Master Fund’s assets are quoted is closed other than for ordinary holidays, or during which dealings are substantially restricted or suspended;

(b) during the existence of any state of political, economic, military or monetary affairs that constitutes an emergency, as determined by the SEC, and that renders the disposal of assets by the Master Fund reasonably impracticable;

(c) during any breakdown in the means of communication normally employed in determining the price of any of the Master Fund’s assets or the current price on any market or stock exchange on which prices for such assets are quoted;

(d) during any period when remittance or transfer of monies that will or may be involved in the realization or payment of any of the Master Fund’s assets is not reasonably practicable; or

(e) during any period in which circumstances exist such that the Board reasonably deems it appropriate to suspend the calculation of NAV including, but not limited to, a request for a redemption that would seriously impair the Master Fund’s ability to operate or jeopardize its tax status.

Any suspension shall take effect at such time as the Board shall declare but not later than the close of business on the business day next following the declaration, and thereafter there shall be no determination of the NAV of the assets of the Master Fund until the Board shall declare the suspension at an end, except that such suspension shall terminate in any event on the first business day on which (a) the condition giving rise to the suspension shall have ceased to exist; and (b) no other condition under which suspension is authorized shall exist. Each declaration by the Board shall be consistent with such official rules and regulations (if any) relating to the subject matter thereof as shall have been promulgated by any authority having jurisdiction over the Master Fund and as shall be in effect at the time. To the extent not inconsistent with such official rules and regulations, the determination of the Board shall be conclusive. Whenever the Board declares a suspension of the determination of the NAV, then as soon as may be practicable after any such declaration, the Board will give notice to limited partners of the Master Fund, including each Fund, stating that such declaration has been made. At the end of any period of suspension as aforementioned, the Board will give notice to all limited partners of the Master Fund, including each Fund, stating that the period of suspension has ended.

TAXES

The following summary describes certain tax aspects of an investment in the Funds.

THIS SUMMARY IS NECESSARILY GENERAL AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH THE INVESTOR’S OWN TAX ADVISER WITH RESPECT TO THE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF PURCHASING AND HOLDING UNITS.

CLASSIFICATION OF THE FUNDS

THE FUNDS

Partnership Status. The Multi-Strategy Fund, the TEI Fund and the Master Fund have previously received opinions from their former counsel that under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations under it, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the regulations, and based upon certain assumptions, each of the Funds will be classified as a partnership for U.S. federal income tax purposes and not a corporation.

Under Section 7704 of the Code, a publicly traded partnership may be treated as a corporation for federal income tax purposes, even though it would otherwise be classified as a partnership. A “publicly traded partnership” is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Multi-Strategy Fund, the TEI Fund and the Master Fund will not be traded on an established securities market. Tax counsel has provided the Funds with opinions to the effect that the interests in those Funds will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that each such Fund will not be treated as a “publicly traded partnership” taxable as a corporation. We believe that the relevant facts on which those opinions were based have not changed, so that the opinions continue to be applicable.

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These opinions of counsel are not binding on the Service or the courts. If it were determined that a Fund should be taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the Service, changes in the Code or the Regulations or judicial interpretations of them, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax. One consequence would be a significant reduction in the after-tax return to the Partners. The balance of the discussion below is based on the assumption that the Multi-Strategy Fund, the TEI Fund and the Master Fund will be treated as partnerships for U.S. federal income tax purposes.

As a partnership, a Fund will be not subject to federal income tax. Each such Fund will each file annual partnership information returns with the Service, reporting the results of operations. Each Partner will be required to report separately on his income tax return his allocable share of the Multi-Strategy Fund’s or TEI Fund’s, as the case may be, net long-term capital gain or loss, net short-term capital gain or loss and ordinary income or loss, which, in the case of the Multi-Strategy Fund, will, in turn, include that Fund’s allocable shares of those tax items of the Master Fund. Each Partner will be taxable on his allocable share of a Fund’s taxable income and gain regardless whether he has received or will receive a distribution from the Fund.

Delayed Schedule K-1s. It is unlikely that the Funds will be able to provide final Schedules K-1 to Partners for any given year until significantly after April 15 of the following year. The General Partner will endeavor to provide Partners with estimates of the taxable income or loss allocated to their investment in the Funds on or before such date, but final Schedule K-1s will not be available until later than April 15. Partners will be required to obtain extensions of the filing date for their income tax returns at the federal, state and local levels.

MULTI-STRATEGY FUND

Allocation of Profits and Losses.  Under the Partnership Agreement, the Fund’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Partner’s capital account for the current and prior fiscal years.

Under the Partnership Agreement, the General Partner has the discretion to allocate specially an amount of the Fund’s capital gain (including short-term capital gain) for federal income tax purposes to a withdrawing Partner to the extent that the Partner’s capital account exceeds his federal income tax basis in his partnership Units (net of his allocable share of partnership liabilities). There can be no assurance that, if the General Partner makes such a special allocation, the Service will accept such allocation. If such allocation were to be successfully challenged by the Service, the Fund’s gains allocable to the remaining Partners would be increased.

Tax Elections; Returns; Tax Audits.  The General Partner will decide how to report the partnership items on both the Multi-Strategy Fund’s and the Master Fund’s tax returns, and all Partners are required under the Code to treat the items consistently on their own federal income tax returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Multi-Strategy Fund’s and Master Fund’s items have been reported. In the event the income tax returns of either of those Funds are audited by the Service, the tax treatment of their income and deductions generally is determined at the limited partnership level in a single proceeding rather than by individual audits of the Partners. The General Partner, designated as the “tax matters partner,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the tax matters partner has the power to extend the statute of limitations relating to the Partners’ tax liabilities with respect to Fund tax items, and, unless a Partner objects, the authority to bind each Partner to settlement agreements with respect to tax items of the Master Fund.

The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the General Partner, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the General Partner currently does not intend to make such election. Under some circumstances, however, a downward basis adjustment may be mandatory.

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Tax Consequences of Fund Distributions

Distributions of Cash.  Except as provided above, a Limited Partner receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Limited Partner and the Limited Partner’s adjusted tax basis in his Units. The capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Limited Partner’s contributions to the Fund. However, a withdrawing Limited Partner will recognize ordinary income to the extent of the Limited Partner’s allocable share of the Fund’s “unrealized receivables” (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Limited Partner will recognize ordinary income.

A Limited Partner receiving a cash nonliquidating distribution will generally recognize income and/or gain only (1) to the extent of the unrealized receivables allocable to the portion of the Limited Partner’s Units that is being redeemed, which amount will be ordinary income, and (2) to the extent that the amount of the distribution exceeds the sum of (a) the Limited Partner’s adjusted tax basis in all of the Limited Partner’s Units and (b) the amount of such unrealized receivables, which amount will be capital gain.

As discussed above, the Partnership Agreement provides that the General Partner may specially allocate items of the Fund’s capital gain (including short-term capital gain) to a withdrawing Partner to the extent the withdrawing Partner’s capital account would otherwise exceed his adjusted tax basis in his Units (net of his allocable share of partnership liabilities). Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner’s last taxable year in the Fund, with an equal and offsetting reduction in the amount of long-term capital gain recognized by the Partner on the liquidating distribution upon withdrawal.

Distributions of Property.  Subject to the discussion below, a partner’s receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether they qualify as an “investment partnership.” Assuming they so qualify, if a Limited Partner is an “eligible partner,” which term should include a Limited Partner whose contributions to the Fund consisted solely of cash and/or securities, the recharacterization rule described above would not apply.

In determining whether, if at all, the Fund should distribute stocks or securities to a particular Partner, the General Partner intends to attempt to take into account the tax consequences to the Fund and the remaining Partners, as well as the desirability of making the distribution in light of the Fund’s investment program.

Foreign Taxes

It is possible that certain dividends and interest received by the Master Fund from sources within foreign countries will be subject to withholding taxes imposed by those countries. In addition, the Master Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce those taxes. It is impossible to predict in advance the rate of foreign tax the Master Fund will pay, because the amount of the Master Fund’s assets to be invested in various countries is not known.

Each Limited Partner in the Multi-Strategy Fund will be informed of the Limited Partner’s proportionate share of the foreign taxes paid by the Master Fund, which the Limited Partner will be required to include in income for federal income tax purposes. The Limited Partners generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their federal income taxes. A Limited Partner that is tax-exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

Generally, an exempt organization (including, for example, a charity or a tax-qualified retirement plan) is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.1  This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

1 With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.
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This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through a partnership) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function. With respect to investments in partnerships engaged in a trade or business, the Master Fund’s income (or loss) from these investments may constitute UBTI.

UBTI also includes “unrelated debt-financed income,” which generally consists of (1) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition. “Acquisition indebtedness” may include both debt incurred by the exempt organization to finance its investment in the Fund and debt incurred by the Master Fund.

The Master Fund may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service that generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Master Fund will treat its short sales of securities as not involving “acquisition indebtedness” and therefore not resulting in UBTI.2  To the extent the Master Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income that will be treated as UBTI generally will be based on the percentage that the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year. Indebtedness incurred by an exempt organization to acquire or to carry its investment in the Fund will also be treated as “acquisition indebtedness” for these purposes.

To the extent the Master Fund recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain that will be treated as UBTI will be based on the percentage that the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during such period. In determining the unrelated debt-financed income of the Master Fund, an allocable portion of deductions directly connected with the Master Fund’s debt-financed property is taken into account. Thus, for instance, a percentage of losses, if any, from debt-financed securities (based on the debt/basis percentage calculation described above) may offset gains treated as UBTI.

Because the calculation of the Master Fund’s “unrelated debt-financed income” is complex and will depend in large part on the amount of leverage, if any, used by the Master Fund from time to time,3  it is impossible to predict what percentage of the Multi-Strategy Fund’s income and gains will be treated as UBTI for a Limited Partner that is an exempt organization. An exempt organization’s share of the income or gains of the Multi-Strategy Fund that is treated as UBTI cannot be offset by losses of the exempt organization either from the Fund or otherwise, unless those losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that the Master Fund generates UBTI, the applicable federal tax rate for an exempt organization that is a Limited Partner in the Multi-Strategy Fund generally will be either the corporate or the trust tax rate, depending upon the nature of the particular exempt organization.4  However, a charitable remainder trust that has UBTI is subject to a 100% excise tax on the amount of that UBTI under Section 664(c)(2) of the Code. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Multi-Strategy Fund will be required to report to a Partner that is an exempt organization information as to the portion, if any, of its allocated income and gains from the Master Fund for each year which will be treated as UBTI. The calculation of this amount with respect to transactions entered into by the Master Fund may be highly complex, and there is no assurance that the Fund’s calculation of UBTI will be accepted by the Service.

2 Moreover, income realized from option writing and futures contract transactions generally should not constitute UBTI.
3 The calculation of a particular exempt organization’s UBTI will also be affected if it incurs indebtedness to finance its investment in the Fund.
4 An exempt organization is generally required to make estimated tax payments with respect to its UBTI.

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In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Master Fund’s income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments that are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.5  However, a title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor that is an exempt organization should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See “ERISA Plans and Other Tax-Exempt Entities” below.)

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations.  Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in the Fund will most probably be classified as a nonfunctionally related asset. A determination that Units in the Fund are nonfunctionally related assets could conceivably cause cash flow problems for a prospective Limited Partner that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires, indirectly, more than 20% of the capital interest or profits interest in the Master Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its units in the Fund to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Master Fund is “passive” within the applicable provisions of the Code and Regulations. Although there can be no assurance, the General Partner believes that the Master Fund will meet this 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Endowment Funds.  Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

5 Certain exempt organizations that realize UBTI in a taxable year will not constitute “qualified organizations” for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.
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State and Local Taxation

In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner’s allocable share of the taxable income or loss of the Fund generally will be required to be included in determining the Partner’s reportable income for state and local tax purposes in the jurisdiction in which he is a resident. A partnership in which the Master Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Limited Partner’s share of the partnership’s income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in their jurisdiction of residence.

Foreign Limited Partners

A foreign person considering acquiring Units in the Fund should consult his own tax advisers as to the U.S. federal, state and local tax consequences of an investment in the Fund, as well as with respect to the treatment of income or gain received from the Fund under the laws of his country of citizenship, residence or incorporation. The previous general discussion of the taxation of Partners in the Fund may not be applicable to foreign investors. The federal income tax treatment of a foreign investor in the Fund will depend on whether that investor is found, for federal income tax purposes, to be engaged in a trade or business in the United States as a result of its investment in the Fund. Generally, a Partner would be deemed to be engaged in a trade or business in the United States, and would be required to file a U.S. tax return (and possibly one or more state or local returns) if the Fund is so engaged.

As long as the Master Fund’s principal activity is investing or trading in stocks, securities and commodities for its own account, and the Master Fund is not a dealer in such items, a “safe harbor” under Section 864(b)(2) of the Code will apply that will exempt any foreign person owning Units in the Fund from being treated as engaged in a United States trade or business as a result of the Master Fund’s stocks, securities and commodities trading activity, even if this activity otherwise constitutes a U.S. trade or business, provided that the foreign person is not a dealer in stocks, securities or commodities. Accordingly, any such foreign person owning Units in the Fund should be eligible for the safe harbor and will be exempt from U.S. federal net taxation on the Master Fund’s activities that fall within the safe harbor (other than for gains on certain securities reflecting interests in United States real property).6  However, withholding taxes, if any, will be imposed on a foreign Partner’s share of the Fund’s U.S.-source gross income from dividends and certain interest income arising from safe harbor activities, and certain other income, unless an exception is applicable to reduce or eliminate such withholding.

To the extent the Master Fund engages in a United States trade or business, and the preceding “safe harbor” does not apply, income and gain effectively connected with the conduct of that trade or business allocated to a foreign Partner would subject such person to federal income tax on that income on a net basis at the same rates that are generally applicable to that particular type of investor which is a U.S. person. The Fund is required to withhold U.S. income tax with respect to each foreign Partner’s share of the Master Fund’s effectively connected income. The amount withheld is reportable as a tax credit on the U.S. income tax return that such foreign Partner is required to file. Moreover, effectively connected earnings from the Master Fund that are allocated to a foreign corporate Partner and are not reinvested in a United States trade or business may be subject to a “branch profits tax.”

If a foreign individual owns Units in the Fund at the time of his death, the foreign individual’s Units may be subject to U.S. estate taxation, in whole or in part, unless provided otherwise by applicable treaty.

The identity of a foreign Partner may be disclosed on the Fund’s U.S. tax return. In addition, foreign Partners may have to supply certain beneficial ownership statements to the Fund (which would be available to the Service) for them to obtain reductions in U.S. withholding tax on interest and to obtain benefits under U.S. income tax treaties, to the extent applicable.

6 The Master Fund may engage in derivatives trading for speculative (non-hedging) purposes. Pursuant to proposed regulations, a non-U.S. taxpayer (other than a dealer in stocks, securities or derivatives) that effects transactions in the United States in derivatives (including (1) derivatives based upon stocks, securities, and certain commodities, and (2) certain notional principal contracts based upon an interest rate, equity, or certain commodities and currencies) for his own account is not deemed to be engaged in a United States trade or business. Although the proposed regulations are not final, the Service has indicated in the preamble to the proposed regulations that for periods before the effective date of the proposed regulations, taxpayers may take any reasonable position with respect to the application of Section 864(b)(2) of the Code to derivatives, and that a position consistent with the proposed regulations will be considered a reasonable position.
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ERISA Plans and Other Tax-Exempt Entities

Prospective investors subject to ERISA and/or Section 4975 of the Code, and other tax-exempt entities, including employee benefit plans, individual retirement accounts and Keogh plans, may not purchase or hold Units in the Multi-Strategy Fund (except to the extent a tax-exempt entity is an investor in a Partner, provided such Partner is not an entity the underlying assets of which constitute the assets of a plan(s) subject to ERISA and/or Section 4975 of the Code). The Fund’s assets should not constitute “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.

TEI FUND

Taxation of the Offshore Fund

The tax status of the Offshore Fund and its members under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that the Offshore Fund is owned, managed, and operated as contemplated, and on the assumption that shares of the Offshore Fund will be held by the Fund and that Units of the Fund will be held by tax-exempt investors. The summary is based on existing laws as applied on the date of this Prospectus but no representation is made or intended (i) that changes in such laws or their application or interpretation will not be made in the future or (ii) that the IRS will agree with the interpretation described below. Prospective investors should consult their own tax and legal advisers with respect to the tax consequences of the purchase, holding, redemption, sale, or transfer of Interests.

The Offshore Fund will be treated as a corporation for U.S. federal income tax purposes.

Aside from certain 30% withholding taxes (discussed below), the Offshore Fund generally will not be subject to taxation by the United States on income or gain realized by the Master Fund from its stock, securities, commodities or derivatives trading for a taxable year, provided that the Offshore Fund is not engaged or deemed to be engaged in a U.S. trade or business during a taxable year to which any such income, gain, or loss of the Master Fund is treated as effectively connected. An investment in the Master Fund should not, by itself, cause the Offshore Fund to be engaged in a U.S. trade or business for the foregoing purpose, so long as (1) the Master Fund is not considered a dealer in stock, securities or commodities and does not regularly offer to enter into, assume, offset, assign or otherwise terminate positions in derivatives with customers, (2) the U.S. business activities of the Master Fund consist solely of trading in stock, securities, commodities, and derivatives for its own account (and, in the case of commodities, is limited to trading plural in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated there), and (3) any entity treated as a partnership for U.S. Federal income tax purposes in which the Master Fund invests is not deemed to be engaged in a U.S. trade or business.

With respect to (3) above, the Offshore Fund has no control over whether entities treated as partnerships for U.S. federal income tax purposes in which the Master Fund invests are engaged or deemed to be engaged in a U.S. trade or business. However, the Master Fund intends to use reasonable efforts to reduce or eliminate the extent to which it allocates investment assets to entities treated as partnerships for U.S. Federal income tax purposes that are engaged or deemed to be engaged in a U.S. trade or business.

In the event that the Master Fund were found to be engaged in a U.S. trade or business, the Offshore Fund would be required to file a U.S. Federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. corporate income tax rates on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30% branch profits tax would be imposed under Section 884 of the Code on profits deemed repatriated from the United States. In addition, in such event, the Master Fund would be required under Section 1446 of the Code to withhold taxes with respect to the “effectively connected” income or gain allocable to the Offshore Fund (which withholding taxes would be applied toward the Offshore Fund’s tax liabilities).

Assuming that the Master Fund is not engaged in a U.S. trade or business, the Offshore Fund will be subject to withholding of Federal income tax at a 30% rate on its allocable share of the Master Fund’s U.S.-source dividend income and other U.S.-source fixed or determinable annual or periodic gains, profits, or income as defined in Section 881(a) of the Code other than most forms of interest income. The Master Fund will also generally not qualify for any tax treaty benefits with respect to the Offshore Fund’s allocable shares of dividends, interest and gains on securities that are subject to foreign withholding taxes.

The Offshore Fund does not expect to maintain significant cash reserves, but generally intend to invest any cash reserves that may exist in a manner so as not to be subject to 30% withholding.

INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC FEDERAL, STATE, LOCAL, U.S. AND NON-U.S. TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF AN INTEREST IN THE FUND AND/OR THE FILING REQUIREMENTS, IF ANY, ASSOCIATED WITH THE PURCHASE AND OWNERSHIP OF AN INTEREST IN THE FUND.

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Investment by Qualified Retirement Plans and other Tax-Exempt Investors

Qualified pension and profit-sharing plans (including Keogh or HR-l0 plans), individual retirement accounts described in Section 408(a) of the Code (“IRAs”), educational institutions, and other investors exempt from taxation under Section 501 of the Code are generally exempt from Federal income tax except to the extent that they recognize UBTI. UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain, so long as not derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. In addition, UBTI includes income derived from debt-financed property, i.e., property as to which there is “acquisition indebtedness”. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of the debt to the average tax basis of the property during the applicable tax year. To the extent the Master Fund holds debt-financed property or property primarily for sale to customers or becomes actively involved in trading securities, income attributable to such property or activity could constitute UBTI to a direct investor in the Master Fund. But, no such UBTI from the Master Fund should be attributable to a shareholder of the Offshore Fund or an investor in the TEI Fund, because the Offshore Fund is classified as a corporation, and UBTI generally should not pass through a corporation to its U.S. direct or indirect tax-exempt investors.

Because all shares of the Offshore Fund will be owned by the TEI Fund, which is a U.S. person for Federal income tax purposes, the Offshore Fund will be considered a controlled foreign corporation (“CFC”) for U.S. Federal income tax purposes. Income of a CFC is taxable as UBTI to a tax-exempt entity only if the income consists of certain kinds of insurance income as defined in Section 512(b)(17) of the Code. The Offshore Fund does not expect to generate UBTI of this type. Accordingly, the TEI Fund believes that income of the TEI Fund allocable to tax-exempt investors should not constitute UBTI.

If an investor incurs debt to finance the acquisition of a Unit, that acquisition indebtedness will separately cause income and gain from the TEI Fund to become UBTI under the rules applicable to debt-financed income. Each investor should consult its own tax advisor to determine whether any particular indebtedness of that investor may give rise to such debt-financed income as a result of an investment in the TEI Fund.

The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as “charitable remainder trusts” that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. For these reasons, the Fund is not an appropriate investment for a charitable remainder trust.

U.S. TAX-EXEMPT INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. TAX CONSEQUENCES TO THEM OF ANY INVESTMENT IN A FUND.

Investment by Benefit Plans and IRAs

This section sets forth certain consequences under ERISA and Section 4975 of the Code which a fiduciary of an “employee benefit plan” as defined in and subject to ERISA (an “ERISA Plan”) or of a “plan” as defined in and subject to Section 4975 of the Code should consider before investing or deciding to invest the plan’s assets in the TEI Fund (such ERISA Plans and other “plans” being referred to herein as “Plans,” and such fiduciaries being referred to herein as “Plan Fiduciaries”). The following summary is not intended to be complete, but only to address certain questions under ERISA and the Code which are likely to be raised by the Plan Fiduciary’s own counsel.

In general, the terms “employee benefit plan” as defined in ERISA and “plan” as defined in Section 4975 of the Code together refer to any plan or account of various types which provide retirement benefits or welfare benefits to an individual or to an employer’s employees and their beneficiaries. Such plans and accounts include, but are not limited to, corporate pension and profit-sharing plans (including “Section 401(k) plans”), “simplified employee pension plans,” non-ERISA Keogh plans for self-employed individuals (including partners), IRAs, and medical benefit plans.

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Each Plan Fiduciary of an ERISA Plan who has investment discretion must give appropriate consideration to the facts and circumstances that are relevant to an investment in the TEI Fund, including the role an investment in the TEI Fund plays in the ERISA Plan’s investment portfolio and the projected return of the ERISA Plan’s total portfolio relative to the Plan’s funding objectives. Each such Plan Fiduciary of an ERISA Plan, before deciding to invest in the TEI Fund, must be satisfied that investment in the TEI Fund is a prudent investment for the ERISA Plan, that the investments of the ERISA Plan, including the investment in the TEI Fund, are diversified so as to minimize the risk of large losses (unless, under the circumstances, it is clearly prudent not to do so) and that an investment in the TEI Fund complies with the documents of the ERISA Plan and related trust. If a Plan Fiduciary of an ERISA Plan breaches his or her fiduciary responsibilities with regard to selecting an investment for an ERISA Plan, the Plan Fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

A Plan Fiduciary of an ERISA Plan, such as a directed trustee, who invests ERISA Plan assets in the TEI Fund at the direction of another Plan Fiduciary or, in the case of a participant-directed account Plan, at the direction of a Plan participant or beneficiary, generally has limited fiduciary responsibility under ERISA with respect to the investment. Also, a Plan Fiduciary who has control over the availability of investments in a participant-directed account Plan may have fiduciary responsibility unless certain requirements are satisfied. Such Plan Fiduciaries should consult with legal counsel to ensure that investment in the TEI Fund is consistent with their fiduciary responsibilities under ERISA.

Because the TEI Fund will be registered as an investment company under the 1940 Act, the underlying assets of the TEI Fund will not be considered to be “plan assets” of the Plans investing in the TEI Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or the prohibited transaction rules of Section 4975 of the Code. Thus, the Investment Manager will not, solely as a result of the Plan’s investment in the TEI Fund, be a fiduciary with respect to the assets of any Plan that becomes a Partner of the TEI Fund.

The Board will require a Plan proposing to invest in the TEI Fund to represent that it, and any fiduciaries responsible for the Plan’s investments, are aware of and understand the TEI Fund’s investment objective, policies, and strategies, that the decision to invest plan assets in the TEI Fund was made with appropriate consideration of relevant investment factors with regard to the Plan, and, with respect to an ERISA Plan, that the decision to invest plan assets in the TEI Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager or one or more investment advisers of Advisor Funds in which the Master Fund will invest, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a “party in interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975 of the Code) with respect to, and/or a fiduciary of, any Plan to which it (or an affiliate) provides investment management, investment advisory, or other services. ERISA and Section 4975 of the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a Plan Fiduciary from using its fiduciary authority, control or responsibility to cause the Plan to make an investment from which it or certain third parties in which such Plan Fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the TEI Fund is a transaction that is prohibited by ERISA or the Code, and will be required to represent that the purchase of Units in the TEI Fund is not such a prohibited transaction. Plan Fiduciaries also will be required to represent that the decision to invest in the TEI Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the TEI Fund.

The foregoing statements regarding the consequences under ERISA and the Code of an investment in the TEI Fund are based on the provisions of the Code and ERISA as in effect on April 1, 2008, and the then-existing administrative and judicial interpretations thereunder. No assurance can be given that administrative, judicial, or legislative changes will not occur that will not make the foregoing statements incorrect or incomplete.

ACCEPTANCE OF SUBSCRIPTIONS ON BEHALF OF PLANS IS IN NO RESPECT A REPRESENTATION BY THE BOARD, THE INVESTMENT MANAGER, OR ANY OTHER PARTY RELATED TO THE FUND THAT THIS INVESTMENT MEETS THE LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN. THE PERSON WITH THE INVESTMENT DISCRETION SHOULD CONSULT WITH HIS OR HER ATTORNEY AND FINANCIAL ADVISERS AS TO THE PROPRIETY OF AN INVESTMENT IN THE FUND IN LIGHT OF THE CIRCUMSTANCES OF THE PARTICULAR PLAN.

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BOTH FUNDS

FOR ADDITIONAL INFORMATION ON AN INVESTMENT IN THE FUNDS, SEE “CERTAIN TAX CONSIDERATIONS” IN THE SAI. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC FEDERAL, STATE, LOCAL, U.S. AND NON-U.S. TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF UNITS IN A FUND AND/OR THE FILING REQUIREMENTS, IF ANY, ASSOCIATED WITH THE PURCHASE AND OWNERSHIP OF UNITS IN A FUND.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PURCHASE TERMS	1
INVESTMENT POLICIES AND PRACTICES	1
CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES	2
RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS	8
SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES	12
OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION	14
BOARDS OF DIRECTORS AND OFFICERS	15
CODES OF ETHICS	18
PROXY VOTING POLICIES AND PROCEDURES	19
INVESTMENT MANAGEMENT SERVICES	20
CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER	23
CONFLICTS OF INTEREST RELATING TO ADVISORS	24
CERTAIN TAX CONSIDERATIONS	25
ERISA AND RELATED CONSIDERATIONS	28
BROKERAGE	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	31
CUSTODIAN	31
INVESTOR AND FUND SERVICING FEE	31
SUMMARY OF AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENTS	32
REPORTS TO PARTNERS	34
ANTI-MONEY LAUNDERING CONSIDERATIONS	35
FISCAL YEARS	36
FUND ADVERTISING AND SALES MATERIAL	36
FINANCIAL STATEMENTS	37
APPENDIX A INDUSTRY CLASSIFICATIONS	A-1
APPENDIX B FINANCIAL STATEMENTS	B-1

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HATTERAS MULTI-STRATEGY FUND I, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.

8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615
888.363.2324

Investment Manager	Fund Counsel
Hatteras Investment Partners, LLC	Drinker Biddle & Reath LLP
8540 Colonnade Center Drive	One Logan Square
Suite 401	18th & Cherry Streets
Raleigh, NC 27615	Philadelphia, PA 19103

Distributor	Independent Registered Public Accounting Firm
Hatteras Capital Distributors, LLC	Deloitte & Touche LLP
8540 Colonnade Center Drive	1700 Market Street
Suite 401	25th Floor
Raleigh, NC 27615	Philadelphia, PA 19103

Transfer Agent / Administrator
UMB Fund Services, Inc.
803 W Michigan
Milwaukee, WI 53233

Custodian Bank
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Mo. 64106

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PART B

HATTERAS MULTI-STRATEGY FUND I, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.

8540 Colonnade Center Dr., Suite 401
Raleigh, NC 27615
Telephone (919) 846-2324

STATEMENT OF ADDITIONAL INFORMATION

__________________, 2008

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND SHOULD BE READ WITH THE PROSPECTUS DATED ______________, 2008. CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANING AS IN THE PROSPECTUS. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY CONTACTING THE FUNDS AT THE TELEPHONE NUMBER OR ADDRESS SET FORTH ABOVE. THE SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PURCHASE TERMS

Units are being offered only to qualified investors that meet all requirements to invest in the Hatteras Multi-Strategy Fund I, L.P. (the “Multi-Strategy Fund”) or the Hatteras Multi-Strategy TEI Fund, L.P. (the “TEI Fund,” and with the Multi-Strategy Fund, each a “Fund” or together, the “Funds”). The minimum initial investment in each Fund by an investor is $100,000 and the minimum additional investment is $25,000. However, a Fund, in its sole discretion, may modify this minimum from time to time. Interests of the Funds have been offered in a private placement to Partners since April 1, 2005.

Before an investor may invest in a Fund, the investor must certify that it is a qualified investor, that it meets other requirements for investment, and that the investor will not transfer its Units without the prior consent of the applicable Fund.

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of each Fund, as well as the principal risks associated with each Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

Each Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the applicable Fund (the “Units”), are listed below. Within the limits of these fundamental policies, each Fund’s management has reserved freedom of action. As defined in the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the Units (by value) present at such meeting, if the holders of more than 50% of the Units (by value) of the applicable Fund are present or represented by proxy; or (b) of more than 50% of the Units (by value), whichever is less.

The Hatteras Multi-Strategy Offshore Fund, LDC (the “Offshore Fund”) and the Hatteras Master Fund, L.P. (the “Master Fund”) have substantially the same fundamental policies as the Funds; such policies cannot be changed without the approval of the Board of the TEI Fund, in the case of the Offshore Fund, and a majority (as such majority vote is defined in the preceding paragraph) of the outstanding voting securities of the Master Fund, in the case of the Master Fund. To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the Securities and Exchange Commission (the “SEC”) or its staff, each of the Funds and Master Fund may not:

-	Issue senior securities or borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC;

-
Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

-	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the 1940 Act;

-
Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which a Fund or the Master Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses;

-	Invest 25% or more of the value of its total assets in private investment funds (“Advisor Funds”) that, in the aggregate, have investment programs that focus on investing in any single industry;

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-
Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it; and

-	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.

For purposes of each Fund’s policy not to concentrate its investments as described above, each Fund has adopted the industry classifications as set forth in Appendix A to this SAI.

No other policy, including the investment objective at each Fund, the Offshore Fund, or the Master Fund is a fundamental policy of such Fund. The Board of Directors may modify a Fund’s borrowing policies subject to applicable law, including any required shareholder approval.

Under the 1940 Act, the Funds, the Master Fund and the Advisor Accounts (as defined below) are not permitted to borrow for any purposes if, immediately after such borrowing, a Fund would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Funds do not expect to issue debt or preferred shares.

Neither the Funds nor the Master Fund can issue “senior securities,” except as permitted by the 1940 Act. Nevertheless, the Master Fund may engage in certain investment activities for which assets of each Fund or the Master Fund may be designated as segregated, or for which margin, collateral or escrow arrangements may be established, to cover certain obligations of a Fund or the Master Fund. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this SAI (except each Fund’s and the Master Fund’s policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Multi-Strategy Fund’s investment policies and restrictions do not apply to the activities and transactions of the Advisor Funds in which the assets of the Multi-Strategy Fund are invested through the Master Fund (or the investment funds in which the Master Fund’s assets are invested), but will apply to investments made by the Multi-Strategy Fund directly (or any account consisting solely of the Multi-Strategy Fund’s assets). The TEI Fund’s investment policies and restrictions do not apply to the activities and transactions of the Advisor Funds in which the assets of the TEI Fund is invested through the Offshore Fund and the Master Fund, but will apply to investments made by the TEI Fund directly (or any account consisting solely of the TEI Fund’s assets).

Each Fund’s, the Offshore Fund’s and the Master Fund’s investment objective is not in itself fundamental, and may be changed by the approval of each Fund’s applicable Board of Directors, and without the approval of the Partners.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Prospectus, the Multi-Strategy Fund will invest substantially all of its assets in the Master Fund. The TEI Fund will invest substantially all of its assets in the Offshore Fund, which will in turn invest substantially all of its assets in the Master Fund. The Master Fund will invest primarily in Advisor Funds that are managed by alternative asset managers (“Advisors”) that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the Master Fund’s portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. Advisor Funds may be either U.S. private investment funds or certain qualifying non-U.S. private investment funds. The Master Fund may also on occasion retain an Advisor to manage a designated segment of the Master Fund’s assets (each, an “Advisor Account”) in accordance with the Advisor’s investment program. Additional information regarding the types of securities and financial instruments in which Advisors may invest the assets of Advisor Funds and Advisor Accounts, and certain of the investment techniques that may be used by Advisors, is set forth below. Detailed information on the investment strategies in which the Advisors invest is set forth in the Prospectus under the section titled “INVESTMENT OBJECTIVE AND STRATEGIES - ASSET CLASSES AND INVESTMENT STRATEGIES.”

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EQUITY SECURITIES

The investment portfolios of Advisor Funds and Advisor Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Advisors may generally invest Advisor Funds and Advisor Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

Advisor Funds and Advisor Accounts may invest in fixed-income securities. An Advisor will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Advisor Funds and Advisor Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Advisor to be of comparable quality.

An Advisor Fund’s or Advisor Account’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

Advisor Funds and Advisor Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Advisor Funds and Advisor Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in this SAI under “RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS - NON-U.S. INVESTMENTS.”

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As a general matter, Advisor Funds and Advisor Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Advisor Fund or Advisor Account may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Advisor Fund’s or Advisor Account’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Advisor Fund or Advisor Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Advisor Fund or Advisor Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor Fund or Advisor Account to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Advisor Fund’s or Advisor Account’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Advisor Fund’s or Advisor Account’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Fund’s or an Advisor Fund’s investment objective, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Master Fund’s or Advisor Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

The Master Fund, Advisor Funds and Advisor Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Master Fund’s investment manager, Hatteras Investment Partners, LLC (the “Investment Manager”) or an Advisor deems appropriate under the circumstances. The Master Fund or Advisor Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements under which the Master Fund, an Advisor Fund or Advisor Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Master Fund, Advisor Fund or Advisor Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Master Fund, Advisor Fund or Advisor Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Master Fund has adopted specific policies designed to minimize certain of the risks of loss from the Master Fund’s use of repurchase agreements.

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REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Advisor Fund or Advisor Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Advisor Fund’s or Advisor Account’s investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

Advisor Funds and Advisor Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Advisor Funds and Advisor Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Advisor Funds or Advisor Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Advisor Fund or Advisor Account may suffer losses as a result of its hedging activities.

DERIVATIVES

Advisor Funds and Advisor Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Advisor Funds and Advisor Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Advisor Fund’s or Advisor Account’s performance.

If an Advisor Fund or Advisor Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Advisor Fund’s or Advisor Account’s return or result in a loss. An Advisor Fund or Advisor Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Advisor Fund or Advisor Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES

The Advisors may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Advisor Fund or Advisor Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Advisor may have difficulty closing out its position. Over-the-counter options purchased and sold by Advisor Funds and Advisor Accounts may include options on baskets of specific securities.

The Advisors may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Advisor Fund or Advisor Account owns the underlying security. The sale of such an option exposes an Advisor Fund or Advisor Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Advisor Fund’s or Advisor Account’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Advisor Funds and Advisor Accounts need not be covered.

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An Advisor Fund or Advisor Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Advisor Fund or Advisor Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Advisor would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Advisor could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Advisor Funds and Advisor Accounts could cause the Master Fund to be a commodity pool, which would require the Master Fund to comply with certain rules of the CFTC. However, the General Partner will claim an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a Commodity Pool Operator under the Commodity Exchange Act.

Advisor Funds and Advisor Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Advisor Fund or Advisor Account to substantial losses.

Successful use of futures also is subject to an Advisor’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Advisors may purchase and sell stock index futures contracts for an Advisor Fund or Advisor Account. A stock index future obligates an Advisor Fund or Advisor Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Advisors may purchase and sell interest rate futures contracts for an Advisor Fund or Advisor Account. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Advisors may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

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OPTIONS ON SECURITIES INDEXES

Some or all of the Advisors may purchase and sell for the Advisor Funds and Advisor Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Advisor of options on stock indexes will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS

The Advisors may enter into equity, interest rate, index and currency rate swap agreements on behalf of Advisor Funds and Advisor Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Advisor Fund or Advisor Account would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Advisor Fund’s or Advisor Account’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Advisor Fund’s or Advisor Account’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Advisor in whose investment vehicles the Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Master Fund does not currently intend to use swaps or other derivatives in this manner.

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LENDING PORTFOLIO SECURITIES

An Advisor Fund or Advisor Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Advisor Fund or Advisor Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Advisor Fund or Advisor Account an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Advisor Fund or Advisor Account generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisor Fund or Advisor Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Advisor Fund or Advisor Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, an Advisor Fund or Advisor Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Advisor Fund or Advisor Account enters into the commitment, but the Advisor Fund or Advisor Account does not make payment until it receives delivery from the counterparty. After an Advisor Fund or Advisor Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Advisor Fund or Advisor Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Advisor Fund or Advisor Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Advisor Fund or Advisor Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Advisor Fund or Advisor Account on a forward basis will not honor its purchase obligation. In such cases, the Advisor Fund or Advisor Account may incur a loss.

EACH FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Funds, the Offshore Fund and the Master Fund may each change their respective investment objectives and any of their respective policies, restrictions, strategies, and techniques without Partner approval. The Funds’, the Offshore Fund’s and the Master Fund’s investment objective is not a fundamental policy and it may be changed by the respective Board without Partner approval. Notice will be provided to Partners prior to any such change.

RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS

All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Master Fund’s investment activities will be successful or that the Partners will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Advisors:

EQUITY SECURITIES

Advisors’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Advisors also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS,” below. Issuers of unsponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

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BONDS AND OTHER FIXED INCOME SECURITIES

Advisor Funds and Advisor Accounts may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Advisor Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

NON-U.S. INVESTMENTS

It is expected that Advisor Funds and Advisor Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Master Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Master Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

FOREIGN CURRENCY TRANSACTIONS

Advisor Funds and Advisor Accounts may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Advisor Fund or Advisor Account. Advisor Funds and Advisor Accounts may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Advisor Fund or Advisor Account agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Advisor Fund or Advisor Account would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Advisor Fund or Advisor Account has contracted to receive in the exchange. An Advisor’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

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An Advisor Fund or Advisor Account may enter into forward currency exchange contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Advisor anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the Advisor Fund or Advisor Account, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Advisor Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

SMALL CAPITALIZATION ISSUERS

Advisor Funds and Advisor Accounts may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES

Certain of the companies in whose securities the Advisor Funds or Advisor Accounts may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. An investment in any instrument is subject to no minimum credit standard and a significant portion of such obligations and stock may be rated lower than investment grade, which may result in the Master Fund’s experiencing greater risks than it would if investing in higher rated instruments.

PURCHASING INITIAL PUBLIC OFFERINGS

Advisor Funds and Advisor Accounts may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Advisor to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when an Advisor Fund’s or Advisor Account’s asset base is small, a significant portion of an Advisor Fund’s or Advisor Account’s performance could be attributable to investments in initial public offerings, because such investments would have a magnified impact on the Advisor Fund or Advisor Account.

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ILLIQUID PORTFOLIO INVESTMENTS

Advisor Funds and Advisor Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Advisor Fund or Advisor Account may not be able to sell them when the Advisor desires to do so or to realize what the Advisor perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

The Multi-Strategy Fund’s investments in the Master Fund, and the TEI Fund’s investments in the Master Fund through the Offshore Fund, are themselves illiquid and subject to substantial restrictions on transfer. The Funds will typically have only limited rights to withdraw its investment in the Master Fund. The illiquidity of this investment may adversely affect a Fund if it sold such investment at an inopportune time. See “Repurchase Offers” in the Funds’ Prospectus.

PAYMENT IN KIND FOR REPURCHASED UNITS

The Funds do not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Funds or on Partners not requesting that their Units be repurchased, or that the Multi-Strategy Fund has received distributions from the Master Fund, or that the TEI Fund has received distributions from the Master Fund via the Offshore Fund, consisting of securities of Advisor Funds or securities from such Advisor Funds that are transferable to the Partners. In the event that a Fund makes such a distribution of securities as payment for Units, Partners will bear any risks of the distributed securities (see “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

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SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Advisors may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Advisor Fund’s or Advisor Account’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Advisors may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

DERIVATIVES

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Advisor Funds or Advisor Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Advisor Funds or Advisor Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

CALL AND PUT OPTIONS

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

HEDGING TRANSACTIONS

Advisors may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Advisors to hedge against a change or event at a price sufficient to protect an Advisor Fund’s or Advisor Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Advisor may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for a Fund than if the Advisor had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Advisors may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Advisors from achieving the intended hedge or expose a Fund to additional risk of loss.

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SWAP AGREEMENTS

An Advisor Fund or Advisor Account may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Advisor Fund or Advisor Account had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Advisor Fund or Advisor Account is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Advisor Fund or Advisor Account contractually is entitled to receive.

The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a constructive ownership of the reference property which may result in a portion of any long-term capital gain being treated as ordinary.

LEVERAGE

In addition to the use of leverage by the Advisors in their respective trading strategies, the Investment Manager intends to leverage the Master Fund’s allocations to the Advisors through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital from the Master Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager determines to be creditworthy.

The Investment Manager anticipates that Advisor Account and Advisor Fund investments generally will be maintained representing an aggregate investment with the Advisors of between 150% to 300% of the Master Fund’s equity, although this investment leverage varies as the Investment Manager allocates and reallocates assets.

Thus the Master Fund, through its leveraged investments in the Advisor Funds and through each Advisor’s use of leverage in its trading strategies, uses leverage with respect to the Units. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Master Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Advisors employ in their Advisor Account and Advisor Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase a Fund’s profits or losses as compared to its net assets.

SHORT SELLING

The Advisors may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

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Advisor Funds and Advisor Accounts may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Advisor Fund or Advisor Account has the right to obtain). When an Advisor Fund or Advisor Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Advisor Funds and Advisor Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

DEPENDENCE ON THE INVESTMENT MANAGER AND THE ADVISORS.  The Investment Manager will invest assets of the Master Fund through the Advisors, and the Investment Manager has the sole authority and responsibility for the selection of the Advisors. The success of the Master Fund depends upon the ability of the Investment Manager to develop and implement investment strategies that achieve the investment objective of the Funds, the Offshore Fund and the Master Fund, and upon the ability of the Advisors to develop and implement strategies that achieve their investment objectives. Partners will have no right or power to participate in the management or control of either Fund, the Offshore Fund, the Master Fund or the Advisor Funds, and will not have an opportunity to evaluate the specific investments made by the Advisor Funds or the Advisors, or the terms of any such investments.

CONTROL POSITIONS.  Advisor Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Advisor Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Advisor Funds, the Advisor Funds likely would suffer losses on their investments.

RELIANCE ON KEY PERSONNEL OF THE INVESTMENT MANAGER.  The Funds’ abilities to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, the Investment Manager may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Funds from achieving their investment objective.

DILUTION.  If an Advisor limits the amount of capital that may be contributed to an Advisor Fund by the Master Fund, additional sales of Units of the Funds will dilute the participation of existing Partners in the indirect returns to the Funds from such Advisor Fund.

INDIRECT INVESTMENT IN ADVISOR FUNDS.  Any transaction by which the Master Fund indirectly gains exposure to an Advisor Fund by the purchase of a swap or other contract is subject to special risks. The Master Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Master Fund’s investment in an Advisor Fund. There can be no assurance that the Master Fund’s indirect investment in an Advisor Fund will have the same or similar results as a direct investment in the Advisor Fund, and the Master Fund’s value may decrease as a result of such indirect investment.

ENFORCEABILITY OF CLAIMS AGAINST ADVISOR FUNDS. The Funds have no assurances that they will be able to: (1) effect service of process within the U.S. on foreign Advisor Funds; (2) enforce judgments obtained in U.S. courts against foreign Advisor Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against an Advisor Fund or other person based upon the U.S. federal securities laws. It is unclear whether Partners would ever be able to bring claims directly against the Advisor Funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Partners.

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BOARDS OF DIRECTORS AND OFFICERS

BOARDS OF DIRECTORS

Each Fund and the Master Fund are governed by a Board of Directors (each, a “Board,” and each director, a “Director”), which is responsible for protecting the interests of the Partners under Delaware law. The Offshore Fund has two members: the TEI Fund (which serves as its managing member) and the Investment Manager (which holds only a nominal non-voting interest). The managing member of the Offshore Fund has delegated the day-to-day management, as well as general oversight responsibilities of the Offshore Fund, to the TEI Fund. Therefore, the Board of the TEI Fund effectively makes all decisions on behalf of the Offshore Fund. Each Board is comprised of both Directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”) and Directors who are “interested persons” (“Interested Directors”). Each Board meets periodically throughout the year to oversee the applicable Fund’s activities and to review its performance and the actions of the Investment Manager.

A Director serves on a Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Partners.

In the event of any vacancy in the position of a Director, the remaining Directors of that Board may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Partners. The Directors may call a meeting of the Partners to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the directors then serving. If no Director remains to manage the business of such Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of the Partners of that Fund within 60 days for the purpose of either electing new Directors or dissolving the affected Fund. The Board will render assistance to the Partners on the question of the removal of a Director in the manner required by Section 16(c) of the 1940 Act.

Each Board appoints officers of each Fund who are responsible for each Fund’s day-to-day business decisions based on policies set by the Board. Each of the Fund’s officers serve for an annual term or until his or her earlier resignation, death or removal. The officers of each Fund do not receive any additional compensation from the Funds.

The Directors and officers of each Fund may also be Directors or officers of some or all of the other registered investment companies managed by the Investment Manager or its affiliates (the “Fund Complex”). The table below shows, for each Director and executive officer, his or her full name, address and age, the position held with each Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

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INTERESTED DIRECTORS

NAME, ADDRESS & AGE	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY DIRECTOR OR OFFICER
David B. Perkins*, 45 8540 Colonnade Center Dr. Suite 401 Raleigh, NC 27615	President and Chairman of the Board of Directors of each Fund	Since Inception	Mr. Perkins has been Chairman and President of each fund in the Fund Complex since inception. Mr. Perkins became the President and Managing Principal of the Investment Manager in September 2003 and became the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Prior to that, he was Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002.	5
____________
*	Mr. Perkins is deemed to be an “interested” Director of the Funds because of his affiliation with the Investment Manager.

INDEPENDENT DIRECTORS AND OFFICERS

NAME, ADDRESS & AGE	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY DIRECTOR OR OFFICER
H. Alexander Holmes, 65 3408 Landor Road Raleigh, NC 27609	Director; Audit Committee Member of each Fund	Since December 2004	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993. Mr. Holmes has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5

Steve E. Moss, 52 918 Meadow Lane Henderson, NC 27536	Director; Audit Committee Member of each Fund	Since December 2004	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996. Mr. Moss has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5

Gregory S. Sellers, 46 2643 Steeplechase Road Gastonia, NC 28056	Director; Audit Committee Member of each Fund	Since December 2004	Mr. Sellers became the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer, in April 2003. Prior to that, he was the Vice President of Finance at Parkdale Mills, Inc., a cotton and cotton blend yarns producer, from January 1991 to April 2003. Mr. Sellers has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5

Art Lottes, 55 4813 Wynneford Way Raleigh, NC 27615	Director; Audit Committee Member of each Fund	Since 2007	Mr. Lottes was the President of CARQUEST Corporation, an automotive aftermarket company until December 2005. Mr. Lottes was a Board member of CARQUEST and General Parts until December 2005.	5

J. Michael Fields, 34 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Treasurer of each Fund	Since Inception
Mr. Fields has been the Treasurer of each fund in the Fund Complex since inception. Mr. Fields became a Director of the Investment Manager in September 2003. Prior to joining the Investment Manager, Mr. Fields was employed by CapTrust Financial Advisors from August 2002 to September 2003. Prior to joining CapTrust, Mr. Fields was employed by Morgan Stanley as a financial adviser in Atlanta, Georgia from January 2000 to August 2002.
				N/A

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NAME, ADDRESS & AGE	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY DIRECTOR OR OFFICER
Andrew P. Chica, 32 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Chief Compliance Officer of each Fund	Since 2008
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of each of the Funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC.
N/A

Marc C. Brunner, 32 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Secretary of each Fund	Since 2008
Mr. Brunner joined Hatteras in July 2007 to serve as Manager of the Funds. He directs day-to-day operations of the Hatteras Funds and also serves as Secretary of the Funds. Prior to joining Hatteras, Mr. Brunner managed portfolio accounting at BlackRock in Wilmington, DE. From October 2003 to February 2007, he worked as a Supervisor of Fund Accounting for mutual fund clients at Delaware Investments. He served in a similar accounting role at SEI Investments from September 1998 to September 2003.
N/A
____________
(1)
The “Fund Complex” consists of the Funds, the Hatteras Multi-Strategy Institutional Fund, L.P., the Hatteras Multi-Strategy TEI Institutional Fund, L.P., the Offshore Fund, the Hatteras Multi-Strategy Offshore Institutional Fund, LDC, and the Master Fund.

The General Partner of each Fund appointed an Initial Director to the Board and, to the fullest extent permitted by applicable law, has irrevocably delegated to each Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. On November 26, 2007, the appointment of the Board of Directors of the Multi-Strategy Fund and the TEI Fund was approved by each Fund’s Partners.

COMMITTEES

Each Board’s Audit Committee is comprised of the Independent Directors. Each Audit Committee recommends the selection of the independent registered public accounting firm to its respective Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the applicable Fund’s independent registered public accounting firm regarding the adequacy of that Fund’s internal accounting procedures and controls and (iii) establishes a separate line of communication between the applicable Fund’s independent registered public accounting firm and its Independent Directors. Meetings of the Audit Committee may be held in person or by telephone conference call, as necessary.

Based on an Audit Committee’s recommendation, a Board, including a majority of the Independent Directors, selected Deloitte & Touche LLP (“Deloitte”) as independent registered public accounting firm of such Fund, and in such capacity it will audit the Fund’s annual financial statements and financial highlights. Deloitte currently serves and may in the future serve as independent registered public accounting firm for other pooled investment vehicles managed by the Investment Manager. It may also, currently or in the future, serve as independent registered public accounting firm for certain of the Advisor Funds, or for other clients of the Advisors.

The Independent Directors of each Board meet separately to consider, evaluate and make recommendations to the full Board of Directors concerning (i) all contractual arrangements with service providers to the applicable Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which the applicable Fund, the Investment Manager or its affiliates has any actual or potential conflict of interest with the Funds.

During the fiscal year ended March 31, 2008, the Audit Committee of each Fund met four times, respectively.

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OWNERSHIP OF UNITS

Set forth in the table below is the dollar range of the beneficial shares owned by each Director as of December 31, 2007 in each Fund. As of June 15, 2008, the Directors and the Officers of each Fund as a group owned less than 1% of the Units of such Fund and no person beneficially owed 5% or more of the Units of each Fund.

Name of Director	Dollar Value of Units in the Multi-Strategy Fund	Dollar Value of Units in the TEI Fund	Aggregate Dollar Value of Units in all Registered Investment Companies Overseen by Director in Family of Investment Companies

David B. Perkins	None	None	Over $100,000
H. Alexander Holmes	None	None	Over $100,000
Art Lottes	None	None	None
Steve E. Moss	None	None	None
Gregory S. Sellers	None	None	None

DIRECTOR AND OFFICER COMPENSATION

The Funds pay no salaries or compensation to any of their Interested Directors or officers. Each Independent Director will receive an annual retainer of $30,000 from the Master Fund for his services as a Director and member of the Audit Committees of the Funds and the Master Fund. The Interested Directors receive no fees or other compensation from the Funds. All directors are reimbursed by the Funds for their reasonable travel and out-of-pocket expenses relating to attendance at meetings of the applicable Fund’s Board of Directors or committee meetings. The Directors do not receive any pension or retirement benefits from the Funds. The officers of the Funds do not receive any additional compensation from the Funds or the Master Fund.

The following table sets forth certain information regarding the compensation of the Funds’ Directors and each of the three highest paid officers or any unaffiliated person of each Fund with aggregate compensation from each Fund in excess of $60,000 for the fiscal year ended March 31, 2008.

Name of Person, Position	Aggregate Compensation from the Multi-Strategy Fund	Aggregate Compensation from the TEI Fund	Total Compensation from Funds and Fund Complex Paid to Directors

H. Alexander Holmes	$0	$0	$18,750
Steve E. Moss	$0	$0	$18,750
Gregory S. Sellers	$0	$0	$18,750
Art Lottes	$0	$0	$18,750

CODES OF ETHICS

The Funds, the Investment Manager and the Distributor have each adopted a code of ethics governing personal securities transactions. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of a Fund’s portfolio transactions. Covered persons include the directors and the officers of the Funds and Directors of the Investment Manager, as well as employees of the Investment Manager and the Distributor having knowledge of the investments and investment intentions of the Funds. The codes of ethics permit persons subject to the code to invest in securities, including securities that may be purchased or held by a Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to each Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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PROXY VOTING POLICIES AND PROCEDURES

The Multi-Strategy Fund invests substantially all of its investable assets in the Master Fund. The TEI Fund invests substantially all of its investable assets in the Offshore Fund, and the Offshore Fund in turn invests in the Master Fund. The Master Fund invests substantially all of its assets in Advisor Accounts and securities of Advisor Funds, which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by Advisors (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Advisor Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Investment Manager and/or the Master Fund may receive notices from such Advisor Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Advisory Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Advisor Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Investment Manager, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests. In general, the Investment Manager believes that voting proxies in accordance with the policies described below will be in the best interests of the Funds. If an analyst, trader or partner of the Investment Manager believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of a Fund, the proxy will be referred to the Investment Manager’s Chief Compliance Officer for a determination of how such proxy should be voted.

The Investment Manager will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Manager will generally vote in favor of management or shareholder proposals that the Investment Manager believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Manager will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Investment Manager’s stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Investment Manager’s Chief Compliance Officer for a determination of how such proxy should be voted.

In exercising its voting discretion, the Investment Manager and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Manager (or an affiliate of the Investment Manager), any issuer of a security for which the Investment Manager (or an affiliate of the Investment Manager) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Manager (or an affiliate of the Investment Manager) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Manager and such other persons having an interest in the matter being called “Interested Persons”), the Investment Manager will make written disclosure of the conflict to the Independent Directors of the Master Fund indicating how the Investment Manager proposes to vote on the matter and its reasons for doing so. If the Investment Manager does not receive timely written instructions as to voting or non-voting on the matter from the Master Fund’s Independent Directors, the Investment Manager may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

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The voting rights of members of the Master Fund will be substantially similar to those of the Partners of the Funds. Whenever a Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from its Partners and will vote its Master Fund interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Partners. In the event that a Fund does not receive voting instructions from its Partners, the portion of that Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Master Fund and the Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each of the Funds’ and the Master Fund’s Form N-PX filing are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

INVESTMENT MANAGEMENT SERVICES

THE INVESTMENT MANAGER

Hatteras Investment Partners, LLC serves as investment manager to the Master Fund and is subject to the ultimate supervision of and subject to any policies established by the Board. David B. Perkins is the managing member of the Investment Manager. The Investment Manager is responsible for the selection of Advisors and the allocation of the assets of the Master Fund for investment among the Advisors. In addition, the Investment Manager is responsible for investing the cash portion of each Fund’s assets not invested in the Master Fund.

Pursuant to the terms of an investment management agreement entered into between the Master Fund and the Investment Manager dated as of January 3, 2005, as amended (the “Investment Management Agreement”), the Investment Manager is responsible for developing, implementing and supervising the Master Fund’s investment program and in connection therewith shall regularly provide investment advice and recommendations to the Master Fund with respect to its investments, investment policies and purchases and sales of securities for the Master Fund and arranging for the purchase and sale of such securities. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates to assist it in providing investment management services.

Advisors will charge the Master Fund asset-based fees, and certain Advisors will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees charged to the Master Fund by the Investment Manager. An investor in the Multi-Strategy Fund bears a proportionate share of the expenses of the Master Fund and the Multi-Strategy Fund and, indirectly, similar expenses of the Advisor Funds. An investor in the TEI Fund bears a proportionate share of the expenses of the Master Fund, the Offshore Fund and the TEI Fund and, indirectly, similar expenses of the Advisor Fund. Investors could avoid the additional level of fees and expenses at the Master Fund, Offshore Fund and Fund level by investing directly with the Advisor Funds, although access to many Advisor Funds may be limited or unavailable.

In consideration of the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Investment Manager a management fee (the “Management Fee”), payable monthly in arrears, at an annual rate of 1.00% of the Master Fund’s net assets determined as of the end of each calendar month. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Master Fund assets. The Management Fee will be paid to the Investment Manager out of the capital account of each limited partner of the Master Fund and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners. The Management Fee will be computed as a percentage of the capital account of each limited partner of the Master Fund, valued based on the net assets of the Master Fund as of month end. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

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So long as the Multi-Strategy Fund invests all of its investable assets in the Master Fund, the Multi-Strategy Fund’s Partners bear an indirect share of the Investment Management Fee through the Multi-Strategy Fund’s investment in the Master Fund. So long as the TEI Fund invests all of its investable assets in the Master Fund through the Offshore Fund, the TEI Fund’s Partners bear an indirect share of the Investment Management Fee through the TEI Fund’s investment in the Master Fund through the Offshore Fund.

In addition to the Management Fee, effective June 30, 2008 the general partner of the Master Fund is allocated a performance allocation equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. Because the Performance Allocation and the “high watermark” is calculated at the Master Fund level, a Partner of the Fund may bear a pro rata portion of a Performance Allocation when such Partner has net losses. Conversely, Partners who have positive performance may not bear any Performance Allocation during periods when the Fund has negative performance or is below its “high watermark.”

The Investment Management Agreement was last approved by the Master Fund Board (including a majority of the Independent Directors) at a meeting held in person on February 26, 2008. The Investment Management Agreement had an initial term of two years from the date of its execution, and continues in effect from year to year thereafter if such continuance is approved annually by the Master Fund Board or by vote of a majority of the Partners of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ prior written notice by the Master Fund Board, by vote of a majority of the Units of the Master Fund or by the Investment Manager. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreement, the Investment Manager is not liable to any Fund or to any investor for any loss the Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Investment Manager may act as investment manager for any other person, firm or corporation and use the name “Hatteras” in connection with other investment companies for which it may act as investment manager or general distributor. If Hatteras Investment Partners, LLC shall no longer act as investment manager of the Master Fund, it may withdraw the right of the Funds to use the name “Hatteras” as part of its name.

The Investment Manager or its designee maintains the Master Fund’s accounts, books and other documents required to be maintained under the 1940 Act at the principal business office of the Investment Manager.

Each Fund’s advisory fee for the last three fiscal years/periods was as follows:

ADVISORY FEE and PERFORMANCE ALLOCATION*

FUND	Year ended March 31, 2008	Year/Period Ended March 31, 2007	Year Ended March 31, 2006
Multi-Strategy Fund	$2,621,717	$1,572,733	$366,034
TEI Fund	$2,986,526	$1,446,012	$289,190

* Prior to June 30, 2008, the performance allocation was calculated as follows: The General Partners of the Multi-Strategy Fund and the TEI Fund were allocated a performance allocation that was equal to 10% of the excess of the new net profits of a Fund (calculated annually or upon the withdrawal of Units of the Fund by a Partner) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund.

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PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following table provides information about portfolios and accounts, other than the Master Fund, for which the members of the Investment Manager’s investment committee (the “Investment Committee”) are primarily responsible for the day-to-day portfolio management as of March 31, 2008:

NAME OF INVESTMENT COMMITTEE MEMBER	TYPE OF ACCOUNTS	TOTAL # OF ACCOUNTS MANAGED	TOTAL ASSETS	# OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE
Mark W. Yusko	Registered Investment Companies	8	$7,500,000,000	0	$0

	Other Pooled Investment Vehicles	13	$4,200,000,000	13	$4,200,000,000

	Other Accounts	16	$1,700,000,000	16	$1,700,000,000

David B. Perkins	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	1	$14,100,000	0	$0

	Other Accounts	0	$0	0	$0

Joshua E. Parrott	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	0	$0	0	$0

PORTFOLIO MANAGERS - POTENTIAL CONFLICTS OF INTERESTS

Messrs. Yusko, Perkins and Parrott are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

PORTFOLIO MANAGERS - COMPENSATION

The compensation of the members of the Investment Committee of the Investment Manager includes a combination of the following: (i) fixed annual salary; (ii) a variable portion of the management fee paid by the Master Fund to the Investment Manager; and (iii) a variable portion of any incentive compensation paid by each Fund, or any other feeder fund, to the Investment Manager or its affiliates. The portions of the management fee and incentive fee paid to a member of the Investment Committee are based on the pre-tax performance of each Fund as compared to a benchmark. The Investment Manager uses the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year as a benchmark for each Fund’s pre-tax performance when determining the variable components of the compensation of members of the Investment Committee.

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PORTFOLIO MANAGERS - SECURITIES OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Investment Manager in the Funds as of March 31, 2008:

Name of Investment Committee Member	Dollar Range of Multi-Strategy Fund	Dollar Range of TEI Fund
Mark Yusko	$0	$0
David B. Perkins	$0	$0
Josh Parrott	$0	$0

CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER

The Investment Manager may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Master Fund (“Hatteras Accounts”). The Investment Manager expects to employ an investment program for the Master Fund that is substantially similar to the investment program employed by it for certain Hatteras Accounts. As a general matter, the Investment Manager will consider participation by each Fund (through its investment in the Master Fund) in all appropriate investment opportunities that are under consideration for those other Hatteras Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Hatteras Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Master Fund’s assets. There also may be circumstances under which the Investment Manager will consider participation by Hatteras Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Master Fund, or vice versa.

The Investment Manager will evaluate for the Master Fund and for each Hatteras Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or a Hatteras Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Hatteras Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Hatteras Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund will differ from those of the Hatteras Accounts. Accordingly, the future performance of each Fund, the Offshore Fund, the Master Fund, and the Hatteras Accounts will vary.

When the Investment Manager determines that it would be appropriate for the Master Fund and one or more Hatteras Accounts to participate in an investment transaction in the same Advisor Fund or other investment at the same time, it will attempt to place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Hatteras Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Hatteras Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Advisors with respect to Advisor Funds) on the combined size of positions that may be taken for the Master Fund and the Hatteras Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Hatteras Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Hatteras Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

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Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Hatteras Accounts, that are the same, different or made at a different time than positions taken for the Master Fund.

Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, a Fund or the Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for both the Master Fund to purchase (or sell), and for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Investment Manager and its affiliates, and of its respective directors, officers or employees, may give rise to additional conflicts of interest.

CONFLICTS OF INTEREST RELATING TO ADVISORS

The Investment Manager anticipates that each Advisor will consider participation by the applicable Advisor Fund (references in this section to Advisor Fund include Advisor Account as defined in the section entitled “CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES”) in all appropriate investment opportunities that are also under consideration for investment by the Advisor for other investment funds and accounts managed by the Advisor (“Advisor Managed Accounts”) that pursue investment programs similar to that of the applicable Advisor Fund or the Master Fund. However, there can be no guarantee or assurance that Advisors will follow such practices or that an Advisor will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an Advisor will cause its Advisor Managed Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Advisor will commit assets of the Advisor Fund. Circumstances may also arise under which an Advisor will consider participation by its Advisor Managed Accounts in investment opportunities in which the Advisor intends not to invest on behalf of the Advisor Fund, or vice versa.

Situations may occur where the Master Fund could be disadvantaged by investment activities conducted by the Advisor for the Advisor Managed Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an Advisor Fund in which a Fund and/or Advisor Managed Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Advisor Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An Advisor may from time to time cause an Advisor Fund to effect certain principal transactions in securities with one or more Advisor Managed Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Advisor determined it was appropriate for the Advisor Fund to purchase and an Advisor Account to sell, or the Advisor Fund to sell and the Advisor Managed Account to purchase, the same security or instrument on the same day.

Each Advisor, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Advisor Funds, and may have conflicts of interest with respect to investments made on behalf of an Advisor Fund in which the Master Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Advisor that are the same as, different from or made at different times than positions taken for the Advisor Fund in which the Master Fund participates. Future investment activities of the Advisors, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Master Fund, the Offshore Fund, a Fund and, ultimately, each Fund’s Partners.

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Advisors or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Advisor or its affiliates. In addition, Advisors or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Advisor) may provide to one or more Advisor Accounts.

CERTAIN TAX CONSIDERATIONS

MULTI-STRATEGY FUND

The following summarizes certain additional tax considerations generally affecting the Master Fund, the Multi-Strategy Fund and the Partners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Master Fund, the Multi-Strategy Fund or its Partners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

Tax Treatment of Master Fund Investments

In General. The Master Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader or investor is a person who buys and sells securities for its own account. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation. The Multi-Strategy Fund expects to take the position that its securities trading activity constitutes a trade or business for federal income tax purposes.

Generally, the gains and losses recognized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “Currency Fluctuations - ‘Section 988’ Gains or Losses” below) and certain other transactions described below, the Master Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Master Fund’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Master Fund.

The maximum federal ordinary income tax rate for individuals is 35%1  and, in general, the maximum individual federal income tax rate for long-term capital gains is 15%2  (unless the taxpayer elects to be taxed at ordinary rates in certain circumstances - see “Limitation on Deductibility of Interest and Short Sale Expenses” below), although in all cases the actual rates may be higher due to the phase-out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum federal income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses generally may be carried back three years (subject to certain limitations) and carried forward five years.

1 Pursuant to a “sunset” provision the top rate will be restored to 39.6% in 2011.

2 Pursuant to a “sunset” provision the long-term capital gains tax rate will be restored to 20% in 2011.

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The Master Fund may realize ordinary income from dividends and accruals of interest on securities. The Master Fund may hold debt obligations with “original issue discount.” In such case, the Master Fund will be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Master Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Master Fund generally will be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Master Fund. The Master Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business, if any. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, any gain recognized from certain “conversion transactions” will be treated as ordinary income.3

Currency Fluctuations - “Section 988” Gains or Losses. To the extent that the Master Fund’s investments are made in securities denominated in a foreign currency, gain or loss realized by the Master Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Master Fund’s investments in common stock of foreign issuers will be treated as capital gains or losses at the time of the disposition of the stock. However, under Section 988 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), gains and losses of the Master Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) generally will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above (see “INVESTMENT POLICIES AND PRACTICES”), the Master Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “Section 1256 Contracts” below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Master Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Multi-Strategy Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Master Fund and is not a part of a straddle transaction and (ii) the Master Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Master Fund at the end of each taxable year of the Master Fund are treated for federal income tax purposes as if they were sold by the Master Fund for their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Master Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Master Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

3 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (1) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it will have the economic characteristics of a loan but the interest-like return would otherwise be taxed as capital gain or (4) any other transaction specified in Regulations.

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Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “Currency Fluctuations - ‘Section 988’ Gains or Losses” above.) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, that consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Master Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Master Fund will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Master Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Master Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Master Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Master Fund holds a short sale position with respect to stock, certain debt obligations or partnership units that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Multi-Strategy Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Master Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership units and then enters into a short sale with respect to the same or substantially identical property, the Master Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date the Master Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Limited Partners’ Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Partner and his indirect interest in similar securities held by the Master Fund as “straddles” for federal income tax purposes. The application of the “straddle” rules in such a case could affect a Partner’s holding period for the securities involved and may defer the recognition of losses with respect to such securities.

Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses for “indebtedness properly allocable to property held for investment”). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

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For purposes of this provision, the Multi-Strategy Fund’s and Master Fund’s activities will generally be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation will apply to a noncorporate Limited Partner’s share of the interest and short sale expenses attributable to the Master Fund’s operation. In such case, a noncorporate Limited Partner will be denied a deduction for all or part of that portion of his distributive share of the Multi-Strategy Fund’s ordinary losses attributable to interest and short sale expenses unless he has sufficient investment income from all sources including the Multi-Strategy Fund and Master Fund. A Limited Partner who cannot deduct losses currently as a result of the application of Section 163(d) will be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation will also apply to interest paid by a noncorporate Limited Partner on money borrowed to finance his investment in the Multi-Strategy Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of the Multi-Strategy Fund Investment Expenditures and Certain Other Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are miscellaneous itemized deductions that are deductible only to the extent they exceed 2% of adjusted gross income and are not deductible at all for alternative minimum tax purposes. The Code also contains additional limitations on itemized deductions for an individual with an adjusted gross income in excess of a specified amount (for 2008, $159,950, or $79,975 for a married person filing a separate return).

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Limited Partner’s share of the expenses of the Multi-Strategy Fund and Master Fund to the extent that the Master Fund is engaged, as it expects to be, in a trade or business within the meaning of the Code. Although the Multi-Strategy Fund and Master Fund intend to treat their expenses as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such expenses as investment expenses that are subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

No deduction is allowed for any placement fees paid by a Partner to acquire a Unit or Units, and no deduction will be allowed for any Partner for other Multi-Strategy Fund expenditures attributable to placement services. Instead any such fees will be included in the Partner’s adjusted tax basis for his Unit or Units.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Master Fund’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive activity losses from other sources generally will not be deductible against a Limited Partner’s share of such income and gain from the Multi-Strategy Fund. However, income or loss attributable to the Master Fund’s investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

“Phantom Income” from Multi-Strategy Fund Investments. Pursuant to various “anti-deferral” provisions of the Code (the “subpart F” and “passive foreign investment company” provisions), investments (if any) by the Master Fund in certain foreign corporations may cause a Limited Partner to (i) recognize taxable income prior to the Master Fund’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

ERISA AND RELATED CONSIDERATIONS

MULTI-STRATEGY FUND

No plans or accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Code will be permitted to purchase or otherwise acquire Units in the Multi-Strategy Fund (except to the extent such a plan or account is an investor in a Partner, provided such Partner is not an entity the underlying assets of which constitute the assets of a plan(s) subject to ERISA and/or Section 4975 of the Code).

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TEI FUND

ERISA and the Code impose certain requirements on employee benefit plans to which ERISA applies (“ERISA Plans”), certain other plans (such as individual retirement accounts and non-ERISA-covered Keogh plans) that, although not subject to ERISA, are subject to certain similar rules under Section 4975 of the Code (such ERISA Plans and such other plans, collectively, “Plans”) and those persons who are fiduciaries with respect to such Plans. In accordance with ERISA’s general fiduciary standards, before investing in the TEI Fund, an ERISA Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio.

In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of an ERISA Plan must also give appropriate consideration to, among other things, an examination of the risk and return factors, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the TEI Fund and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

A Plan fiduciary considering an investment in the TEI Fund should consult with its legal counsel concerning all the legal implications of investing in the TEI Fund, especially the issues discussed in the following paragraphs.

Because the TEI Fund will be registered as an investment company under the 1940 Act, the underlying assets of the TEI Fund will not be considered to be “plan assets” of the Plans investing in the TEI Fund for purposes of the fiduciary responsibility and prohibited transaction rules in ERISA or the Code. Thus, neither the Investment Manager, the General Partner, nor the Advisors will, solely as a result of the Plan’s investment in the TEI Fund, become fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Partner in the TEI Fund.

Certain prospective investors may currently maintain relationships with the Investment Manager or one or more Advisors or with other entities that are affiliated with the Investment Manager or Advisors. Each of such persons may be deemed to be a “party in interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975 of the Code) with respect to, and/or a fiduciary of, any Plan to which it (or an affiliate) provides investment management, investment advisory, or other services. ERISA and Section 4975 of the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a Plan fiduciary from using its fiduciary authority, control or responsibility to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the TEI Fund is a transaction that is prohibited by ERISA or the Code, and fiduciaries of Plans should not permit an investment in the TEI Fund with Plan assets if the General Partner, the Investment Manager or the Advisors, or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules applies with respect to such investment. The TEI Fund will require Plan fiduciaries proposing to invest in the TEI Fund to certify that the purchase, holding and disposition of the interest in the TEI Fund will not result in a prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code for which an exemption is not available and, in the case of an ERISA Plan, that (a) the investment by such ERISA Plan in the TEI Fund is prudent for the ERISA Plan (taking into account any applicable liquidity and diversification requirements of ERISA), (b) the investment in the TEI Fund is permitted under ERISA, the Code, and the ERISA Plan’s governing plan documents, (c) neither the General Partner, the Investment Manager, the Advisors nor any of their respective affiliates, directors, trustees, managers, members, partners, officers, or employees (collectively, the “Related Parties”) has acted as a fiduciary under ERISA with respect to such purchase, and (d) no advice provided by the Investment Manager or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings or by future legislation. Potential investors should consult with their legal counsel regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the TEI Fund.

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Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and Section 4975 of the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the TEI Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the TEI Fund.

THE TEI FUND’S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE TEI FUND, THE INVESTMENT MANAGER OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

BROKERAGE

THE FUNDS

It is the policy of each of the Funds, the Offshore Fund and the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors similar to those expected to be considered by the Investment Manager as described above. In most instances, the Master Fund will purchase interests in an Advisor Fund directly from the Advisor Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Funds, the Offshore Fund and the Master Fund contemplate that, consistent with the policy of obtaining the best net result, any brokerage transactions of each Fund, the Offshore Fund and the Master Fund may be conducted through affiliates of the Investment Manager.

ADVISOR FUNDS

The Advisor Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Advisor Funds. In view of the fact that the investment program of certain of the Advisor Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Advisor Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Advisor Funds may not be transparent to the Investment Manager. Each Advisor Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Advisor Funds. The Investment Manager expects that each Advisor Fund will generally select broker-dealers to effect transactions on the Advisor Fund’s behalf substantially in the manner set forth below.

In selecting brokers and dealers to execute transactions on behalf of an Advisor Fund or Advisor Account, the Investment Manager expects each Advisor will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Advisor generally will seek reasonably competitive commission rates, an Advisor may not necessarily pay the lowest commission available on each transaction. The Advisors may typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Advisors with respect to Advisor Funds may vary and will be governed by each Advisor Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, an Advisor may place orders for an Advisor Fund or Advisor Account with brokers that provide the Advisor and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Advisors are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Advisors or their affiliates in providing services to clients other than the Advisor Funds and the Advisor Accounts they manage. In addition, not all of the supplemental information is necessarily used by an Advisor in connection with the Advisor Fund or Advisor Account it manages. Conversely, the information provided to an Advisor by brokers and dealers through which other clients of the Advisor or its affiliates effect securities transactions may be useful to the Advisor in providing services to the Advisor Fund or an Advisor Account.

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No guarantee or assurance can be made that an Advisor Fund’s brokerage transaction practices will be transparent or that the Advisor Fund will establish, adhere to, or comply with its stated practices. However, as the Advisor Funds may not be investment companies registered under the 1940 Act, they may select brokers on a basis other than as outlined above and may receive benefits other than research or that benefit the Advisor Fund’s investment adviser or its affiliates rather than the Advisor Fund. Each Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Advisor Funds.

Advisor Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP serves as each Fund’s independent registered public accounting firm. Its principal business address is 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103.

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, acts as Fund Counsel.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”) serves as the custodian of each Fund’s assets, and may maintain custody of each Fund’s assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board of the applicable Fund. Assets of each Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106.

INVESTOR AND FUND SERVICING FEE

Each Fund intends to pay compensation to the Investment Manager for investor services in accordance with an investor and fund servicing agreement between each Fund and the Investment Manager. The Investor and Fund Servicing Fee for each Fund is payable monthly at an annual rate of 0.85%, of the month end net asset value of a Fund (prorated for shorter periods). The investor servicing and fund servicing fees payable to the Investment Manager will be borne pro rata by all Partners of each corresponding Fund. The Investment Manager may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Investment Manager may delegate some or all of its servicing responsibilities to one or more service providers. The Investment Manager may delegate and any such service provider will provide customary services, including some or all of the following: (1) responding to questions from the Partners about each Fund, including questions concerning capital account balances, reports and tax information; (2) assisting each Fund in administering repurchases; (3) assisting in the enhancement of relations and communications between Partners and each Fund; (4) assisting in the maintenance of Fund records containing Partner information; (5) providing each Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund and Partner services; (6) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of each Fund; (7) providing each Fund with office space and office equipment and services including telephone service, heat, utilities, stationery supplies and similar items; (8) providing other information and Partner liaison and related services; (9) assisting in enhancement of relations and communication between Partners and each Fund; (10) handling Partner inquiries and calls relating to administrative matters; (11) assisting in the maintenance of each Fund’s records with respect to the Partners; (12) assisting each Fund in providing or procuring accounting services for each Fund and Partner capital accounts; (13) assisting in the administration of meetings of the Board and its committees and the Partners; (14) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Partners and each Fund, and each Fund and the Master Fund (or any successor thereto designated by the Fund); (15) assisting in arranging for, at each Fund’s expense, the preparation of all required tax returns; (16) assisting in the periodic updating of each Fund’s prospectus and statement of additional information, the preparation of proxy statements to Partners, and the preparation of reports filed with regulatory authorities; (17) periodically reviewing the services performed by each Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (18) to the extent requested by the Board or officers of each Fund, negotiating changes to the terms and provisions of each Fund’s custody, administration and escrow agreements; (19) providing information and assistance as requested in connection with the registration of each Fund’s Units in accordance with state securities requirements; (20) providing assistance in connection with the preparation of each Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Funds or the Funds’ independent accountants; and (21) supervising other aspects of the Funds’ operations and providing other administrative services to the Funds.

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SUMMARY OF AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENTS

An investor in each Fund will be a Partner of that Fund and his or her rights in such Fund will be established and governed by that Fund’s Amended and Restated Limited Partnership Agreement (“Limited Partnership Agreement”). A prospective investor and his or her advisors should carefully review the Limited Partnership Agreement of the applicable Fund as each Partner will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of each Limited Partnership Agreement that may not be described elsewhere in this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the Limited Partnership Agreement of the applicable Fund.

PARTNERS; ADDITIONAL CLASSES OF UNITS

Persons who purchase Units of a Fund will be Partners of that Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, each Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Units offered in this SAI.

LIABILITY OF PARTNERS

Under Delaware law and the Limited Partnership Agreement, each Partner will be liable for the debts and obligations of a Fund only to the extent of the value of such Partner’s Units in that Fund. A Partner, in the sole discretion of the Board, may be obligated to return to a Fund amounts distributed to the Partner in accordance with the Limited Partnership Agreement in certain circumstances where, after giving effect to the distribution, certain liabilities of that Fund exceed the fair market value of that Fund’s assets.

LIMITATION OF LIABILITY; INDEMNIFICATION

Each Limited Partnership Agreement provides that the members and former members of each Board and the Investment Manager (including certain of its affiliates, among others) shall not be liable to such Fund or any of the Partners of that Fund for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. Each Limited Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the General Partner, the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) by each Fund (but not by the Partners individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of a Fund. None of these persons shall be personally liable to any Partner for the repayment of any positive balance in the Partner’s capital account or for contributions by the Partner to the capital of the applicable Fund or by reason of any change in the federal or state income tax laws applicable to each Fund or its investors. The rights of indemnification and exculpation provided under the Limited Partnership Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Limited Partnership Agreement to the fullest extent permitted by law.

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POWER OF ATTORNEY

In subscribing for a Unit or Units, a Partner will appoint the Investment Manager as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of that Fund as a limited partnership under Delaware law or signing all instruments effecting authorized changes in that Fund or the Limited Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of that Fund. This power of attorney, which will be contained in the Subscription Agreement, is a special power of attorney and is coupled with an interest in favor of the Investment Manager and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Partner granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Partner of all or any portion of the Partner’s Units, except that when the transferee of the Units or any portion of a Unit has been approved by a Fund for admission to a Fund as a substitute Partner, or upon the withdrawal of a Partner from a Fund pursuant to a repurchase of Units or otherwise, the power of attorney given by the transferor will terminate.

AMENDMENT OF THE LIMITED PARTNERSHIP AGREEMENTS

Each Limited Partnership Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) of the applicable Fund and without the approval of the Partners of that Fund unless the approval of Partners is required under the 1940 Act. However, certain amendments to a Limited Partnership Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Partner of such Fund materially adversely affected thereby or unless each Partner of that Fund has received written notice of the amendment and any Partner of such Fund objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the applicable Fund.

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TERM, DISSOLUTION AND LIQUIDATION

Each Fund shall be dissolved (i) upon the affirmative vote to dissolve such Fund by a majority of the Directors and Partners of that Fund holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Partners of that Fund, (ii) upon an election by the General Partner to dissolve that Fund or upon the withdrawal of the General Partner, unless (a) at such time there remains at least one general partner who elects to continue the business of that Fund or (b) both the Directors and Partners of that Fund holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Partners of that Fund elect (within 60 days of the event giving rise to the dissolution occurs) to continue that Fund or (iii) as otherwise required by operation of law.

In the event of the dissolution of the Master Fund, the Board of each Fund will seek to act in the best interests of the Fund and the Partners of that Fund in determining whether, for example, to invest its assets directly, rather than through the Master Fund, or to dissolve that Fund. The Master Fund shall be dissolved (i) upon the affirmative vote to dissolve the Master Fund by a majority of the Directors and Partners holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Partners, (ii) upon an election by the General Partner to dissolve the Master Fund or upon the withdrawal of the General Partner, unless (a) at such time there remains at least one general partner who elects to continue the business of the Master Fund or (b) both the Directors and Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Partners elect (within 60 days of the event giving rise to the dissolution occurs) to continue the Master Fund or (iii) as otherwise required by operation of law.

Any investor in the Master Fund, including each Fund or other feeder funds that invest in the Master Fund, also may, in connection with the dissolution and liquidation of such investor in the Master Fund, tender to the Master Fund for redemption all of such investor’s interest in the Master Fund. In the event of such a tender for redemption, the Master Fund, subject always to the terms of its limited partnership agreement and the Master Fund’s ability to liquidate sufficient Master Fund investments in an orderly fashion determined by the Master Fund’s directors to be fair and reasonable to the Master Fund and all of its limited partners (including the Fund), shall pay to such redeeming limited partner within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Master Fund investments, or as a combination of cash and in-kind distribution of Master Fund investments.

Upon the occurrence of any event of dissolution of a Fund, the Board of that Fund or the Investment Manager, acting as liquidator under appointment by the Board of that Fund (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or is unable to perform this function) is charged with winding up the affairs of such Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under the section titled “CAPITAL ACCOUNTS AND ALLOCATIONS.”

Upon the liquidation of a Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of that Fund (other than debts to Partners) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Partners; and (iii) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board of that Fund or liquidator determines that such a distribution would be in the interests of the Partners of that Fund in facilitating an orderly liquidation.

The Board of the dissolving Fund may, in its sole discretion, and if determined to be in the best interests of the Partners of that Fund, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of that Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Partners of that Fund.

REPORTS TO PARTNERS

Each Fund will furnish to its Partners as soon as practicable after the end of each taxable year such information as is necessary for Partners to complete U.S. federal, state and local income tax or information returns, including a copy of Schedule K-1 of the applicable Fund’s federal income tax return for the fiscal year most recently ended, along with any other tax information required by law. In the event that the 1940 Act or the SEC in the future requires more frequent reporting, each Fund will comply with such additional reporting requirements.

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Each Fund will send to its Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Other reports from the Investment Manager regarding a Fund’s operations may be sent to the Fund’s Partners as the Investment Manager deems necessary or appropriate. In the event that the 1940 Act or the SEC in the future requires more frequent reporting, each Fund will comply with such additional reporting requirements.

The reports described above may be delayed to some extent as the preparation of such reports is dependent upon the completion of the reports of each Advisor Fund in which the Fund invests, and, as a result, Partners may be forced to file an extension for their income tax returns.

ANTI-MONEY LAUNDERING CONSIDERATIONS

The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), signed into law on and effective as of October 26, 2001, requires that financial institutions establish and maintain compliance programs to guard against money laundering activities. The USA PATRIOT Act requires the Secretary of the Treasury (“Treasury”) to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject pooled investment vehicles such as the Funds to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require the Investment Manager or other service providers to each Fund, in connection with the establishment of anti-money laundering procedures, to share information with governmental authorities with respect to its Partners. Such legislation and/or regulations could require each Fund to implement additional restrictions on the transfer of the Units. The Investment Manager reserves the right to request such information as is necessary to verify the identity of a Partner and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. Each Fund may, in the event of delay or failure by the applicant to produce any information required for verification purposes, or for any other reason, in its sole and absolute discretion, refuse an investment in or transfer of Units by any person or entity.

Each Fund may require a detailed verification of each prospective investor’s identity and the source of the payment of the subscription amount. Each Fund may also require that this information be supplied by a prospective investor who did not supply such information when it subscribed for Units. This information, and any other information supplied by a prospective investor or a Partner (each, an “Investor”) of a Fund, may be transmitted to any governmental agency that the applicable Fund reasonably believes has jurisdiction (each, a “Governmental Authority”), without prior notice to the Investor, in order to satisfy any applicable anti-money laundering laws, rules or regulations to which each Fund is or may become subject, notwithstanding any confidentiality agreement to the contrary.

Depending on the circumstances of each Investor, a detailed verification might not be required where:

(1) the applicant is a recognized financial institution which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3 Money Laundering Regulations (2003 Revision); or

(2) the application is made through a recognized intermediary which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3, Money Laundering Regulations (2003 Revision). In this situation each Fund may rely on a written assurance from the intermediary that the requisite identification procedures on the applicant for business have been carried out.

These exceptions will only apply if the financial institution or intermediary referred to above is within a country recognized as having sufficient anti-money laundering regulations.

In attempting to verify an Investor’s identity, the General Partner of a Fund may request any information it deems necessary including, but not limited to, the Investor’s legal name, current address, date of birth or date of formation (as applicable), information regarding the nature of the Investor’s business, the locations in which the Investor transacts its business, proof as to the current good standing of the Investor in its jurisdiction of formation (if an entity), proof of identity (e.g., a driver’s license, social security number or taxpayer identification number), and any other information the General Partner of a Fund believes is reasonably necessary to verify the identity of the Investor. The General Partner of a Fund may also request information regarding the source of the subscription amount including, but not limited to, letters from financial institutions, bank statements, tax records, audited financial statements and other information the General Partner believes is reasonably necessary to verify the source of the subscription amount.

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Each Fund may request that an Investor supply updated information regarding its identity or business at any time. Each Fund may also request additional information regarding the source of any funds used to make additional contributions to the Fund. In the event of delay or failure by an Investor to produce any information required for verification purposes, the General Partner of a Fund may refuse to accept a new or additional contribution. The General Partner may refuse a redemption of a Partner’s Units, or any portion thereof, in the Fund or other transfer of funds if it believes such action is necessary in order to comply with its responsibilities under applicable law.

An Investor may be asked to indemnify and hold harmless each Fund, its General Partner, its Investment Manager and their respective Affiliates, including their officers, directors, members, partners, shareholders, managers, employees and agents (collectively, each “Fund and its Affiliates”) from and against any loss, liability, cost or expense (including, but not limited to, attorneys’ fees, taxes and penalties) which may result, directly or indirectly, from any misrepresentation or breach of any warranty, condition, covenant or agreement set forth in the Subscription Documents or any other document delivered by the Investor to the applicable Fund or as a result of any violations of law committed by the Investor. Such Subscription Documents will further provide that each Fund and its Affiliates are not and shall not be liable for any loss, liability, cost or expense to the Investor resulting, directly or indirectly, from any action taken by a Fund and its Affiliates in making a good faith attempt to comply with the laws of any jurisdiction to which a Fund and its Affiliates are or become subject, including loss resulting from a failure to process any application for withdrawal if such information that has been required by a Fund and its Affiliates has not been provided by the Investor or if a Fund and its Affiliates believe in good faith that the processing thereof would violate applicable law. This indemnification provision shall be in addition to, and not in limitation of, any other indemnification provision applicable to each Fund and its Affiliates.

Each Fund and its Affiliates hereby disclaim any and all responsibility for any action taken by them in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority. Any and all losses incurred by an Investor in a Fund as a direct or indirect result of any action taken by such Fund and its Affiliates in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority shall be the sole responsibility of the Investor without recourse to a Fund and its Affiliates.

FISCAL YEARS

For accounting purposes, each Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, each Fund adopted the 12-month period ending December 31 of each year as its taxable year.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to a Fund and reports to shareholders may include quotations of investment performance. In these materials, a Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray a Fund’s investment performance.

A Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing a Fund, may also be used to advertise or market the applicable Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of a Fund’s investment performance to the performance of recognized market indices and indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in a Fund.

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FINANCIAL STATEMENTS

Financial statements for a Fund as well as a report by the Fund’s Independent Registered Public Accounting Firm are available in a Fund’s annual report to shareholders dated March 31, 2008 and is attached as Appendix B to this SAI.

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APPENDIX A

INDUSTRY CLASSIFICATIONS

A) BASIC MATERIALS

1) Chemicals

2) Forest Products & Paper

3) Iron/Steel

4) Mining

B) COMMUNICATIONS

5) Advertising

6) Internet

7) Media

8) Telecommunications

C) CONSUMER, (CYCLICAL)

9) Airlines

10) Apparel

11) Auto Manufacturers

12) Auto Parts & Equipment

13) Distribution/Wholesale

14) Entertainment

15) Food Service

16) Home Builders

17) Home Furnishings

18) Housewares

19) Leisure Time

20) Lodging

21) Office Furnishings

22) Retail

23) Storage/Warehousing

24) Textiles

25) Toys/Games/Hobbies

D) CONSUMER, (NON-CYCLICAL)

26) Agriculture

27) Beverages

28) Biotechnology

29) Commercial Services

30) Cosmetics/Personal Carte

31) Food

32) Healthcare-Products

33) Healthcare-Services

34) Household Products/Wares

35) Pharmaceuticals

E) DIVERSIFIED

36) Holding Companies-Divers

F) ENERGY

37) Coal

38) Energy-alternate Sources

39) Oil & Gas

40) Oil & Gas Services

41) Pipelines

G) FINANCIAL

42) Banks

43) Closed-end Funds

44) Country Funds-Closed-end

45) Diversified Financial Service

46) Insurance

47) Investment Companies

48) REITS

49) Real Estate

50) Savings & Loans

51) Venture Capital

H) INDUSTRIAL

52) Aerospace/Defense

53) Building Materials

54) Electrical Company & Equipment

55) Electronics

56) Engineering & construction

57) Environmental Control

58) Hand/Machine Tools

59) Machinery - Construction & mining

60) Machinery - Diversified

61) Metal Fabricates/Hardware

62) Miscellaneous Manufacture

63) Packaging & Containers

64) Shipbuilding

65) Transportation

66) Trucking & Leasing

I) TECHNOLOGY

67) Computers

68) Office/Business Equipment

69) Semiconductors

70) Software

J) UTILITIES

71) Electric

72) Gas

73) Water

APPENDIX B

HATTERAS MULTI-STRATEGY FUND I , L.P.

(a Delaware Limited Partnership)

Financial Statements

For the year ended March 31, 2008

with Report of Independent Registered Public Accounting Firm

HATTERAS MULTI-STRATEGY FUND I, L.P.

(a Delaware Limited Partnership)

For the year ended March 31, 2008

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA
Tel:	+1 215 246 2300
Fax:	+1 215 569 2441
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of
Hatteras Multi-Strategy Fund I, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of Hatteras Multi-Strategy Fund I, L.P. (the “Fund”) as of March 31, 2008, and the related statements of operations and cash flows for the year then ended and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatteras Multi-Strategy Fund I, L.P. as of March 31, 2008, the results of its operations and its cash flows for the year then ended and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Master Fund’s financial statements, which accompany these financial statements, the Master Fund’s financial statements include investments in Underlying Funds valued at $1,086,374,717 (92% of the Master Fund’s total assets) as of March 31, 2008, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the managers of the Underlying Funds.

May 27, 2008

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital
March 31, 2008

Assets
Investment in Hatteras Master Fund, L.P., at fair value (cost $234,324,259)	$240,654,936
Cash and cash equivalents	4,250,000
Receivable for withdrawals from Hatteras Master Fund, L.P.	13,000,000
Investment in Hatteras Master Fund, L.P. paid in advance	5,872,866
Interest receivable	4,475
Prepaid assets	2,108

Total assets	$263,784,385

Liabilities and partners' capital
Withdrawals payable	$16,473,914
Contributions received in advance	10,070,480
Servicing fee payable	158,537
Professional fees payable	28,761
Accounting and administration fees payable	14,074
Custodian fees payable	386
Other accrued expenses	8,828

Total liabilities	26,754,980

Partners' capital	237,029,405

Total liabilities and partners' capital	$263,784,385

Partners' Capital:
Capital contributions (net)	222,394,344
Accumulated net investment loss	(5,593,594)
Accumulated net realized gains	2,870,434
Accumulated net unrealized appreciation on investments	17,358,221
Partners' capital	$237,029,405

See Notes to Financial Statements

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Statement of Operations
For the year ended March 31, 2008

Net investment loss allocated from Hatteras Master Fund, L.P.
Dividends	$1,134,117
Interest	90,396
Expenses	(2,657,416)
Net investment loss allocated from Hatteras Master Fund, L.P.	(1,432,903)

Fund investment income
Interest	102,532

Fund expenses
Servicing fee	1,566,820
Accounting and administration fees	167,395
Repayment to the Investment Manager for prior reimbursements	97,825
Professional fees	62,462
Registration fees	43,000
Insurance fees	1,533
Other expenses	40,352
Total fund expenses	1,979,387

Net investment loss	(3,309,758)
Realized gain and change in unrealized appreciation on
investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments	2,168,522
Net change in unrealized appreciation/depreciation on investments	3,290,645

Net realized gain and change in unrealized appreciation on
investments allocated from Hatteras Master Fund, L.P.	5,459,167

Net increase in partners' capital resulting from operations	$2,149,409

See Notes to Financial Statements

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Statement of Changes in Partners’ Capital

	General	Limited	Total
	Partner's	Partners'	Partners'
	Capital	Capital	Capital

Partners' Capital, at April 1, 2006	$116,833	$42,121,815	$42,238,648

Capital contributions	-	92,834,540	92,834,540
Capital withdrawals	(393,168)	(8,417,919)	(8,811,087)
Net investment income	-	(1,840,713)	(1,840,713)
Net realized loss from investments	-	723,978	723,978
Net increase in unrealized appreciation on investments	-	11,151,864	11,151,864
Actual Performance Allocation from April 1, 2006
to December 31, 2006	393,168	(393,168)	-
Reverse accrued Performance Allocation from
January 1, 2007 to March 31, 2007	(116,833)	116,833	-
Accrued Performance Allocation from January 1, 2007
to March 31, 2007	300,863	(300,863)

Partners' Capital, at March 31, 2007	$300,863	$135,996,367	$136,297,230

Capital contributions	-	129,868,288	129,868,288
Capital withdrawals	(833,342)	(30,452,180)	(31,285,522)
Net investment loss	-	(3,309,758)	(3,309,758)
Net realized gain from investments	-	2,168,522	2,168,522
Net change in unrealized appreciation on investments	-	3,290,645	3,290,645
Actual Performance Allocation from January 1, 2007
to December 31, 2007	833,342	(833,342)	-
Reverse accrued Performance Allocation from
January 1, 2007 to March 31, 2007	(300,863)	300,863	-
Accrued Performance Allocation from January 1, 2008
to March 31, 2008	-	-	-

Partners' Capital, at March 31, 2008	$-	$237,029,405	$237,029,405

See Notes to Financial Statements

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Statement of Cash Flows
For the year ended March 31, 2008

Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$2,149,409
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Purchases of interests in Hatteras Master Fund, L.P.	(121,052,450)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	20,820,772
Net investment loss allocated from Hatteras Master Fund, L.P.	1,432,903
Net realized gain from investments allocated from Hatteras Master Fund, L.P.	(2,168,522)
Net increase in unrealized appreciation allocated from Hatteras Master Fund, L.P.	(3,290,645)
Increase in receivable for withdrawals from Hatteras Master Fund, L.P.	(7,000,000)
Increase in investment in Hatteras Master Fund, L.P. paid in advance	(442,037)
Increase in interest receivable	(1,004)
Increase in prepaid assets	(1,141)
Decrease in due from Investment Manager	11,345
Increase in servicing fee payable	69,382
Decrease in accounting and administration fees payable	(9,652)
Decrease in professional fees payable	(10,903)
Decrease in custodian fees payable	(557)
Decrease in other accrued expenses	(2,912)
Net cash used in operating activities	(109,496,012)

Cash flows from financing activities:
Capital contributions (including increase in contributions received in advance)	134,322,768
Capital redemptions (net of increase in withdrawals payable)	(20,995,699)
Net cash provided by financing activities	113,327,069

Net change in cash and cash equivalents	3,831,057

Cash and cash equivalents at beginning of year	418,943
Cash and cash equivalents at end of year	$4,250,000

See Notes to Financial Statements

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

1.	Organization

Hatteras Multi-Strategy Fund I, L.P. (the "Fund") was organized as a limited partnership under the laws of the State of Delaware on November 23, 2004 and commenced operations on April 1, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent long-term appreciation and returns across all market cycles. To achieve its objective, the Fund provides its investors with access to a broad range of investment strategies and asset categories, trading advisors (“Advisors”) and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets into Hatteras Master Fund, L.P., a Delaware limited partnership (the “Master Fund”), which is also registered under the 1940 Act. The Master Fund is managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investors who acquire interests in the Fund ("Interests") are the Limited Partners (each, a "Limited Partner" and together, the "Limited Partners") of the Fund.

Hatteras Investment Management, LLC, a Delaware limited liability company, serves as the General Partner of the Fund ("General Partner"). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors ("Board") and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business.

The percentage of the Master Fund’s beneficial interests owned by the Fund at March 31, 2008 was 22.91%.

2.	Significant Accounting Policies

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Investment Valuation

Valuation of the Fund’s interest in the Master Fund is based on the investment in Underlying Funds, as defined in the Master Fund’s financial statements, held by the Master Fund. The Master Fund will value interests in the Underlying Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds as required by the Underlying Funds’ offering documents.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

2.	Significant Accounting Policies (continued)

a. Investment Valuation (continued)

If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The accounting policies of the Master Fund, including the valuation of Underlying Funds held by the Master Fund, will directly affect the Fund and are discussed in the Notes to Financial Statements of the Master Fund, which are included elsewhere in this report.

b. Allocations from the Master Fund

As required by accounting principles generally accepted in the United States of America, the Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c. Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Funds will be recognized on an accrual basis. Expenses that are specifically attributed to the Funds are charged to each Fund. Each Fund will also bear, as an investor in the Master Fund, its allocable portion of the fees and expenses of the Master Fund. Because the Funds bear their proportionate share of the management fees of the Master Fund, the Funds pay no direct management fee to the Investment Manager.

d. Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of the Fund’s allocated earnings is established dependent upon the tax filings of the investor partnerships. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e. Cash and Cash Equivalents

Cash and cash equivalents include amounts held in an interest bearing demand deposit account. At March 31, 2008, the Fund held $4,250,000 in an interest bearing demand deposit account. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

2.	Significant Accounting Policies (continued)

f. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

3.	Allocation of Limited Partners’ Capital

Net profits or net losses of the Fund for each Allocation Period (“Allocation Period”) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the partners’ capital of the Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during an allocation period, adjusted to exclude any items to be allocated among the capital accounts of the Limited Partners other than in accordance with the Limited Partners' respective investment percentages.

Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; or (5) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages in the Master Fund.

The Fund will maintain a separate capital account (“Capital Account”) on its books for each Limited Partner. Each Limited Partner's capital account will have an opening balance equal to the Limited Partner's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load of up to 3 percent of the contribution amount), and thereafter, will be (i) increased by the amount of any additional capital contributions by such Limited Partner; (ii) decreased for any payments upon repurchase or in redemption of such Limited Partner's interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner's allocable share of the net profits or net losses of the Fund.

4.	Related Party Transactions and Other

In consideration for investor services, the Fund will pay Hatteras Investment Partners, LLC (in such capacity, the "Servicing Agent") an investor servicing fee at the annual rate of 0.75% of the partners’ capital of the interests beneficially owned by customers of the Servicing Agent or any service provider who has entered into a service provider agreement with the Servicing Agent. The investor servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the Fund on a pro-rata basis.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

4.	Related Party Transactions and Other (continued)

The Servicing Agent may waive (to all investors on a pro-rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Servicing Agent did not waive any of the servicing fees for the period ended March 31, 2008

The Investment Manager has contractually agreed to reimburse certain expenses for the initial period November 1, 2005 through April 1, 2007, so that the total annual expenses for this period will not exceed 2.35% for the Fund (the “Expense Limitation”). The agreement will automatically renew for one-year terms after the initial period until terminated by the Investment Manager or the Fund. The Fund will carry forward, for a period not to exceed (3) three years from the date on which a reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective confidential memorandum. The Statement of Operations includes $97,825 repaid to the Investment Manager for expenses previously reimbursed.

The General Partner generally receives an annual performance based allocation (the “Performance Allocation”) with respect to the Capital Account of each Limited Partner. The Performance Allocation is calculated generally as of the end of each calendar year. The Performance Allocation with respect to a Limited Partner’s Capital Account is equal to 10% of the amount by which the excess, if any, of net profit over net loss allocated to such Limited Partner for the calendar year exceeds (a) any Loss Carryforward Amount (as defined below) for such Limited Partner plus (b) the non-cumulative “hurdle amount” (an annualized return on the Capital Account balance of such Limited Partner as of the last day of the preceding calendar year at a rate equal to the yield to maturity of the 90-day United States Treasury Bill as reported by the Wall Street Journal on the last day of the preceding calendar year). The Performance Allocation with respect to each applicable Limited Partner’s Capital Account shall be deducted from such Capital Account and allocated to the Capital Account of the General Partner. For the period from January 1, 2008 to March 31, 2008 there was no performance based allocation.

If at the end of any calendar year, the net losses allocated to a Limited Partner’s Capital Account exceed the net profits so allocated, then a Loss Carryforward Amount shall be established for that Limited Partner. No Performance Allocation shall be deducted from the Capital Account of any Limited Partner unless the excess of net profits over net losses subsequently allocated exceeds any Loss Carryforward Amount for that Limited Partner. If a Limited Partner withdraws completely from the Fund other than at the end of a calendar year, a Performance Allocation shall be made with respect to such Limited Partner’s Capital Account as of the date of complete withdrawal as if such date were the end of a calendar year and the hurdle amount will be pro-rated.

UMB Bank, n.a. serves as custodian of the Fund’s assets and provides custodial services for the Fund. UMB Investment Services Group serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. The Fund pays a monthly fee to the custodian and administrator based upon average partners’ capital, subject to certain minimums.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

5.	Federal Income Taxes

For Federal income tax purposes, the Fund is treated as a partnership, and each partner in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Fund since the partners are individually liable for the taxes on their share of the Fund’s income.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on September 30, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund. As of and during the period ended March 31, 2008, the Fund did not have a liability for any unrecognized tax benefits.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. For the tax years ended December 31, 2005 through December 31, 2007 the Fund is open to examination by U.S. federal tax authorities and state tax authorities within California, Connecticut, Georgia, Illinois, Indiana, Mississippi, New Jersey, New York, North Carolina, Oregon, Pennsylvania, and Virginia. For the years ended December 31, 2006 and December 31, 2007 the Fund is open for examination by state tax authorities from within Alabama, Arizona, Arkansas, Colorado, Delaware, Georgia, Illinois, Indiana, Iowa, Kansas, Louisiana, Maine, Maryland, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York City, Ohio, Oklahoma, Virginia, and West Virginia.

6.	Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Underlying Fund holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7.	Line of Credit

On May 1, 2006, the Master Fund, along with its limited partners, including the Fund, entered into a $20,000,000 unsecured, uncommitted revolving loan facility (“Facility”), for the purpose to finance short timing differences between the redemption of investments or receipt of partnership capital and the redemption of partnership capital accounts, the investment in new managers, or as general working capital. The Facility can be terminated on demand by the lender. The Facility was increased for a ninety day period on October 1, 2007 to $65,000,000 and reduced to $30,000,000 on November 26, 2007.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

7.	Line of Credit (continued)

A fee of 37.5 basis points per annum is payable quarterly in arrears on the unused portion of the Facility Borrowings are charged an interest rate at a base rate less 75 basis points. The base rate is the greater of (a) the prime commercial rate as announced from time to time, or (b) the Federal Funds rate plus 1/2 of 1%, calculated on a 360-day basis and payable monthly in arrears. At March 31, 2008, the Master Fund had no borrowings, fees or interest payable outstanding under the Facility. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the period ended March 31, 2008 was 6.79%, $3,730,874, and $55,000,000, respectively. The Fund did not directly borrow or pay Facility expenses during the year, rather the Master Fund paid all expenses related to the Facility for the period ended March 31, 2008 and allocated to the Fund its proportional share of the expenses in the amount of $87,731.

8.	Repurchase of Partners’ Interests

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase interests, the Board will consider the recommendation of the Investment Manager. The Fund generally expects to offer repurchase interests from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. The Fund does not intend to distribute to the partners any of the Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the partners. A partner may, therefore, be allocated taxable income and gains and not receive any cash distribution.

9.	Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Financial Highlights

The financial highlights are intended to help an investor understand the Funds’ financial performance for the past period. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in the Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. The General Partner’s interest is excluded from the calculations. An individual Limited Partner’s ratios or returns may vary from the table below based on performance arrangements and the timing of capital transactions.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

10.	Financial Highlights (continued)

The ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Limited Partners’ capital. The ratios include the Fund’s proportionate share of the Master Fund’s income and expenses.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Fund is invested 100% in the Master Fund.

	For the year ended March 31,

	2008		2007	2006
Total return amortizing organizational expenses
and before Performance Allocation*	-	**	- **	11.72%
Organization expense	-			(1.17)%
Total Return before Performance Allocation	2.91%		8.27%	10.55%
Performance Allocation	(0.37)%		(0.58)%	(0.09)%
Total return after expensing organizational expenses
and Performance Allocation	2.54%		7.69%	10.46%

Net investment loss	(1.66)%		(1.94)%	(2.79)%

Operating expenses, excluding reimbursement
from Investment Manager and Performance Allocation	2.30	%***	2.51%	3.58%
Performance Allocation	0.26%		0.61%	1.25%
Total expenses and Performance Allocation before	2.56%		3.12%	4.82%
reimbursement from Investment Manager
Reimbursement from Investment Manager	-%		(0.03)%	(0.45)%
Net expenses	2.56%		3.09%	4.37%

Limited Partners' capital, end of year (000)	$237,029		$135,996	$42,122

Portfolio Turnover Rate (Master Fund)	9.54%		14.03%	19.35%

* Return is indicative of amortizing organizational expenses over 60 months for tax purposes.
** Organizational costs were fully expensed as of March 31,2006.
*** Ratio includes Repayment to Investment Manager for prior reimbursements in the amount of 0.09%

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

11.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (SFAS 157), “Fair Value Measurements”, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. transfer a liability in an orderly transaction between market participants at the measurement date. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to SFAS 157 is effective for financial statements issues for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of SFAS 157 is not expected to have a material impact on the Fund’s financial statements.

12.	Subsequent Events:

Effective April 1, 2008 and May 1, 2008, there were additional capital contributions of $ 10,070,480 and $12,222,840, respectively.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Board of Directors (unaudited)

The identity of the Board Members and brief biographical information is set forth below.

Name, Age & Address	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer
INTERESTED DIRECTORS
David B. Perkins*, 45 1000 Watermeet Lane Raleigh, NC 27614	President and Chairman of the Board of Directors of each fund in the Fund Complex	Since Inception	Mr. Perkins has been Chairman and President of each fund in the Fund Complex since inception. Mr. Perkins became the President and Managing Principal of the Investment Manager in September 2003 and became the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Prior to that, he was Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002.	5
INDEPENDENT DIRECTORS
Steve E. Moss, 52 918 Meadow Lane Henderson, NC 27536	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996. Mr. Moss has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5
H. Alexander Holmes, 65 3408 Landor Road Raleigh, NC 27609	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993. Mr. Holmes has been a Director and Member of the Audit Committee of each Fund in the Fund complex since December 2004.	5
Gregory S. Sellers, 46 2643 Steeplechase Road Gastonia, NC 28056	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Sellers became the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer, in April 2003. Prior to that, he was the Vice President of Finance at Parksdale Mills, Inc., a cotton and cotton blend yarns producer, from January 1991 to April 2003. Mr. Sellers has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5
Art Lottes, 55 4813 Wynneford Way Raleigh, NC 27615	Director; Audit Committee Member of each fund in the Fund Complex	Since November 2007	Mr. Lottes was the President of CARQUEST Corporation, an automotive aftermarket company until December 2005. Mr. Lottes was a Board member of CARQUEST and General Parts until December 2005.	5

* Mr. Perkins is deemed to be an "interested" Director of the Funds because of his affiliation with the Investment Manager.

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Fund Management (unaudited)

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Fund. Unless otherwise noted, the business address of each officer is 8450 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name, Age & Address	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer
OFFICERS
J. Michael Fields, 33 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer of each fund in the Fund Complex	Since Inception
Mr. Fields has been the Treasurer since inception of the Funds. Mr. Fields became a Director of the Investment Manager in September 2003. Prior to joining the Investment Manager, Mr. Fields was employed by CapTrust Financial Advisors from August 2002 to September 2003. Prior to joining CapTrust, Mr. Fields was employed by Morgan Stanley in Atlanta, Georgia from January 2000 to August 2002.
N/A
Andrew P. Chica, 32 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer of each fund in the Fund Complex	Since 2008
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of each of the funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer with U.S. Bancorp Fund Services, LLC.
N/A
Mark C. Brunner, 32 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary of each fund in the Fund Complex	Since 2008
Mr. Brunner joined Hatteras in July 2007 to serve as Manager of the Fund Complex. He directs day-to-day operations of the Hatteras Funds and also serves as Secretary of each fund in the Fund Complex. Prior to joining Hatteras, Mr. Brunner managed portfolio accounting at BlackRock in Wilmington, DE. From October 2003 to February 2007, he worked as a Supervisor of Fund Accounting for mutual fund clients at Delaware Investments. He served in a similar accounting role at SEI Investments from September 1998 to September 2003.
N/A

HATTERAS MULTI-STRATEGY FUND I, L.P.
(a Delaware Limited Partnership)

Other Information (unaudited)

2008 Proxy Results

A Special Meeting of the Limited Partners of the Fund was held on November 26, 2007 as reconvened on December 3, 2007 to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1. Approval of Directors.

Director	Votes For	Votes Witheld
H. Alexander Holmes	99.460%	0.540%
Arthur E. Lottes, III	99.460%	0.540%
Steve E. Moss	99.895%	0.105%
David Perkins	99.769%	0.231%
Gregory S. Sellers	99.895%	0.105%

2. To Appoint Deloitte & Touche LLP as the Funds' independent registered public accounting firm for the fiscal year ending March 31, 2008.

Votes For	99.235%
Against the resolution	0.000%
Abstained	0.765%

Proxy Voting

For free information regarding how the Fund voted proxies during the period ended June 30, 2007 or to obtain a free copy of the Fund’s complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC’s website at http://www.sec.gov

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

I - Financial Statements of Hatteras Master Fund, L.P.

HATTERAS MULTI-STRATEGY TEI FUND, L.P.

(a Delaware Limited Partnership)

AND

HATTERAS MULTI-STRATEGY OFFSHORE FUND, LDC

(a Cayman Islands limited duration company)

Consolidated Financial Statements

For the year ended March 31, 2008

with Report of Independent Registered Public Accounting Firm

HATTERAS MULTI-STRATEGY TEI FUND, L.P.

(a Delaware Limited Partnership)

AND

HATTERAS MULTI-STRATEGY OFFSHORE FUND, LDC

(a Cayman Islands limited duration company)

For the year ended March 31, 2008

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA
Tel:	+1 215 246 2300
Fax:	+1 215 569 2441
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of
Hatteras Multi-Strategy TEI Fund, L.P. and
Hatteras Multi-Strategy Offshore Fund, LDC:

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital of Hatteras Multi-Strategy TEI Fund, L.P. and Hatteras Multi-Strategy Offshore Fund, LDC (the “Funds”) as of March 31, 2008, and the related consolidated statements of operations and cash flows for the year then ended and the consolidated statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hatteras Multi-Strategy TEI Fund, L.P. and Hatteras Multi-Strategy Offshore Fund, LDC as of March 31, 2008, the results of their consolidated operations and their consolidated cash flows for the year then ended and the consolidated changes in their partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Master Fund’s financial statements, which accompany these financial statements, the Master Fund’s financial statements include investments in Underlying Funds valued at $1,086,374,717 (92% of the Master Fund’s total assets) as of March 31, 2008, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the managers of the Underlying Funds.

May 27, 2008

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Consolidated Statement of Assets, Liabilities and Partners’ Capital
March 31, 2008

Assets
Investment in Hatteras Master Fund, L.P., at fair value (cost $289,716,438)	$303,845,376
Cash and cash equivalents	305,000
Receivable for withdrawal from Hatteras Master Fund, L.P.	45,000,000
Investment in Hatteras Master Fund, L.P. paid in advance	12,132,565
Interest receivable	4,141
Prepaid assets	728

Total assets	$361,287,810

Liabilities and partners' capital
Withdrawals payable	$43,259,397
Contributions received in advance	12,388,525
Due to affiliates (Note 4)	200,000
Withholding tax payable	315,399
Servicing fee payable	217,643
Other liabilities from Topiary Feeder Fund (Note 1)	66,578
Professional fees payable	39,221
Accounting and administration fees payable	20,539
Custodian fees payable	2,461
Other accrued expenses	12,944

Total liabilities	56,522,707

Partners' capital	304,765,103

Total liabilities and partners' capital	$361,287,810

Partners' capital:
Capital contributions (net)	295,285,570
Accumulated net investment loss	(7,385,482)
Accumulated net realized gains	3,381,248
Accumulated net unrealized appreciation on investments	13,483,767
Partners' capital	$304,765,103

See Notes to Consolidated Financial Statements

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Consolidated Statement of Operations
For the year ended March 31, 2008

Net investment loss allocated from Hatteras Master Fund, L.P.
Dividends	$1,310,181
Interest	92,145
Expenses	(3,149,263)
Net investment loss allocated from Hatteras Master Fund, L.P.	(1,746,937)

Fund investment income
Interest	74,341

Fund expenses
Servicing fee	1,850,070
Withholding tax expense	966,079
Accounting and administration fees	210,154
Repayment to the Investment Manager for prior reimbursements	137,396
Professional fees	54,178
Registration fees	43,000
Custodian fees	1,242
Insurance fees	1,204
Other expenses	66,463
Total Fund expenses	3,329,786

Net investment loss	(5,002,382)

Realized gain and change in unrealized appreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments	2,729,681
Net increase in unrealized appreciation / depreciation on investments	645,507

Net realized gain and change in unrealized appreciation on investments allocated from Hatteras Master Fund, L.P.	3,375,188

Net decrease in partners' capital resulting from operations	$(1,627,194)

See Notes to Consolidated Financial Statements

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Consolidated Statement of Changes in Partners' Capital
For the year ended March 31, 2008

	General Partner's Capital	Limited Partners' Capital	Total Partners' Capital

Partners' Capital, at April 1, 2006	$94,627	$32,175,377	$32,270,004

Capital contributions	-	93,567,770	93,567,770

Capital withdrawals	(363,090)	(4,482,424)	(4,845,514)

Net investment loss	-	(1,931,110)	(1,931,110)

Net realized gain from investments	-	671,027	671,027

Net increase in unrealized appreciation on investments	-	10,516,681	10,516,681

Actual Performance Allocation from January 1, 2006 to December 31, 2006	363,090	(363,090)	-

Reverse accrued Performance Allocation from January 1, 2006 to March 31, 2006	(94,627)	94,627	-

Accrued Performance Allocation from January 1, 2007 to March 31, 2007	268,982	(268,982)	-

Partners' Capital, at March 31, 2007	$268,982	$129,979,876	$130,248,858

Capital contributions	-	137,707,362	137,707,362

Capital contributions from Topiary Feeder Fund (Note 1)		88,340,142	88,340,142

Capital withdrawals	(784,533)	(49,119,532)	(49,904,065)

Net investment loss	-	(5,002,382)	(5,002,382)

Net realized gain from investments	-	2,729,681	2,729,681

Net increase in unrealized appreciation / depreciation on investments	-	645,507	645,507

Actual Performance Allocation from January 1, 2007 to December 31, 2007	784,533	(784,533)	-

Reverse accrued Performance Allocation from January 1, 2007 to March 31, 2007	(268,982)	268,982	-

Accrued Performance Allocation from January 1, 2008 to March 31, 2008	-	-	-

Partners' Capital, at March 31, 2008	$-	$304,765,103	$304,765,103

See Notes to Consolidated Financial Statements

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Consolidated Statement of Cash Flows
For the year ended March 31, 2008

Cash flows from operating activities:
Net decrease in partners' capital resulting from operations	$(1,627,194)
Adjustments to reconcile net decrease in partners' capital resulting from operations to net cash used in operating activities:
Purchases of interests in Hatteras Master Fund, L.P.	(220,675,710)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	49,499,179
Net investment loss allocated from Hatteras Master Fund, L.P.	1,746,937
Net realized gain from investments allocated from Hatteras Master Fund, L.P.	(2,729,681)
Net increase in unrealized appreciation allocated from Hatteras Master Fund, LP	(645,507)
Increase in receivable for withdrawal from Hatteras Master Fund, L.P.	(43,120,000)
Increase in investment in Hatteras Master Fund, L.P. paid in advance	(6,757,309)
Decrease in due from Investment Manager	13,725
Increase interest receivable	(1,239)
Decrease in prepaid assets	239
Increase in due to affiliates	200,000
Increase in witholding tax payable	223,399
Increase in servicing fee payable	131,757
Increase in other liabilities	66,578
Increase in professional fees payable	10,845
Decrease in accounting and administration fees payable	(3,594)
Decrease in custodian fees payable	(2,712)
Decrease in other accrued expenses	(1,652)
Net cash used in operating activities	(223,671,939)

Cash flows from financing activities:
Capital contributions (including increase in contributions received in advance)	143,911,887
Capital contributions from Topiary Feeder Fund (Note 1)	88,340,142
Capital withdrawals (net of increase in withdrawals payable)	(9,249,627)
Net cash provided by financing activities	223,002,402

Net change in cash and cash equivalents	(669,537)

Cash and cash equivalents at beginning of year	974,537
Cash and cash equivalents at end of year	$305,000

See Notes to Consolidated Financial Statements

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008

1.	Organization

Hatteras Multi-Strategy TEI Fund, L.P. (the "Fund") was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on April 1, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is designed for investment primarily by tax-exempt and tax-deferred investors. The Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. Investors who acquire interests in the Fund ("Interests") are the Limited Partners (each, a "Limited Partner" and together, the "Limited Partners") of the Fund. To achieve its objective, the Fund will provide its Limited Partners with access to a broad range of investment strategies and asset categories, trading advisors ("Advisors") and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets in the Hatteras Multi-Strategy Offshore Fund, LDC (the "Offshore Fund"), a Cayman Islands limited duration company with the same investment objective as the Fund.

The Offshore Fund will serve solely as an intermediate entity through which the Fund will invest in the Hatteras Master Fund, L.P. (the “Master Fund”), and commenced operations on April 1, 2005. The Offshore Fund enables tax-exempt limited partners to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt limited partners regardless of their tax-exempt status. The Offshore Fund will in turn invest substantially all of its assets in the Master Fund, a Delaware limited partnership, which is also registered under the 1940 Act.

The Master Fund is managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Offshore Fund will serve solely as an intermediate entity through which the Fund will invest in the Master Fund. The Offshore Fund will make no independent investment decisions and has no investment or other discretion over the investable assets.

At March 31, 2008, the Fund owned 100% of the beneficial interests of the Offshore Fund, and the Offshore Fund owned 28.92% of the beneficial interests in the Master Fund. These financial statements are the consolidation of the Fund and the Offshore Fund (together “the Funds”). Intercompany balances and transactions have been eliminated through consolidation.

Hatteras Investment Management, LLC, a Delaware limited liability company, serves as the General Partner of the Fund (the "General Partner"). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors (the "Board") and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008 (continued)

1.	Organization (continued)

Effective October 1, 2007, according to the agreement and plan of reorganization (the “TEI Agreement” and, together with the Master Fund Agreement, (as defined in the Master Fund’s financial statements), the “Agreements”) by and between the Fund together with the Master Fund, and Topiary Benefit Plan Investor Fund LLC (the “Topiary Feeder Fund”), the Topiary Feeder Fund transferred substantially all of the assets and liabilities valued at approximately $88,340,142 to the Fund in exchange for limited partnership interests in the TEI Fund, and distributed such limited partnership interests in the Master Fund to the members of the Topiary Feeder Fund in accordance with their respective interests. At March 31, 2008, the Funds’ remaining liabilities assumed from the Topiary Feeder fund were $66,578; consisting of professional and administration fees of $58,642, incentive fees of $120,444, less a management fee reimbursement of $112,508.

2.	Significant Accounting Policies

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Investment Valuation

Valuation of the Offshore Fund’s interest in the Master Fund is based on the investment in Underlying Funds, as defined in the Master Fund’s financial statements, held by the Master Fund. The Master Fund will value interests in the Underlying Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The accounting policies of the Master Fund, including the valuation of Underlying Funds held by the Master Fund, will directly affect the Funds and are discussed in the Notes to Financial Statements of the Master Fund, which are included elsewhere in this report.

b. Allocations from Master Fund

As required by accounting principles generally accepted in the United States of America, the Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008 (continued)

2.	Significant Accounting Policies (continued)

c. Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Funds will be recognized on an accrual basis. Expenses that are specifically attributed to the Funds are charged to each Fund. Each Fund will also bear, as an investor in the Master Fund, its allocable portion of the fees and expenses of the Master Fund. Because the Funds bear their proportionate share of the management fees of the Master Fund, the Funds pay no direct management fee to the Investment Manager.

d. Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of the Funds’ allocated earnings is established dependent upon the tax filings of the investor partnerships. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e. Cash and Cash Equivalents

Cash and cash equivalents include amounts held in an interest bearing demand deposit account. At March 31, 2008, the Funds held $305,000 in an interest bearing demand deposit account. Such cash, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such bank deposits.

f. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in partners’ capital from operations during the reported period. Actual results could differ from those estimates.

3.	Allocation of Limited Partners’ Capital

Net profits or net losses of the Funds for each allocation period (“Allocation Period”) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the partners’ capital of the Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during an allocation period, adjusted to exclude any items to be allocated among the capital accounts of the Limited Partners other than in accordance with the Limited Partners' respective investment percentages.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008 (continued)

3.	Allocation of Limited Partners’ Capital (continued)

Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests arerepurchased; or (5) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages in the Fund.

The Fund will maintain a separate capital account (“Capital Account”) on its books for each Limited Partner. Each Limited Partner's capital account will have an opening balance equal to the Limited Partner's initial contribution to the capital of Fund (i.e., the amount of the investment less any applicable sales load), and thereafter, will be (i) increased by the amount of any additional capital contributions by such Limited Partner; (ii) decreased for any payments upon repurchase or in redemption of such Limited Partner's Interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner's allocable share of net profits or net losses of the Fund.

4.	Related Party Transactions and Other

In consideration for investor services, the Fund will pay Hatteras Investment Partners, LLC (in such capacity, the "Servicing Agent") an investor servicing fee at the annual rate of 0.75% of the net asset value of the interests beneficially owned by customers of the Servicing Agent or any service provider who has entered into a service provider agreement with the Servicing Agent. The investor servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the Fund on a pro-rata basis. The Servicing Agent may waive (to all investors on a pro-rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Servicing Agent did not waive any service fees during the period ended March 31, 2008.

The Investment Manager has contractually agreed to reimburse certain expenses for the initial period November 1, 2005 through April 1, 2007, so that the total annual expenses will not exceed 2.35% for the Fund (the “Expense Limitation”). The agreement will automatically renew for one-year terms after the initial period until terminated by the Investment Manager or the Fund. The Fund will carry forward, for a period not to exceed three years from the date on which a reimbursement is made by the Investment Manager, any expenses in excess of the expense limitation and repay the Investment Manager such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the expense limitation disclosed in the then effective confidential memorandum. During the period ended March 31, 2008 the Fund fully repaid the Investment Manager for expenses previously reimbursed in the amount of $137,396. This amount is represented on the Consolidated Statement of Operations.

The Fund has a payable at March 31, 2008 on the Consolidated Statement of Assets, Liabilities and Partners’ Capital in the amount of $200,000 for a subscription received in error due to a fund affiliated with the Investment Manager.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008 (continued)

4.	Related Party Transactions and Other (continued)

The General Partner generally receives an annual performance-based allocation (the “Performance Allocation”) with respect to the Capital Account of each Limited Partner. The Performance Allocation is calculated generally as of the end of each calendar year. The Performance Allocation with respect to a Limited Partner’s Capital Account is equal to 10% of the amount by which the excess, if any, of net profit over net loss allocated to such Limited Partner for the calendar year exceeds (a) any Loss Carryforward Amount (as defined below) for such Limited Partner plus (b) the non-cumulative “hurdle amount” (an annualized return on the Capital Account balance of such Limited Partner as of the last day of the preceding calendar year at a rate equal to the yield to maturity of the 90-day United States Treasury Bill as reported by the Wall Street Journal on the last day of the preceding calendar year). The Performance Allocation with respect to each applicable Limited Partner’s Capital Account shall be deducted from such Capital Account and allocated to the Capital Account of the General Partner. For the period from January 1, 2008 to March 31, 2008 there was no performance based allocation.

If at the end of any calendar year, the net losses allocated to a Limited Partner’s Capital Account exceed the net profits so allocated, then a Loss Carryforward Amount shall be established for the Limited Partner. No Performance Allocation shall be deducted from the Capital Account of any Limited Partner unless the excess of net profits over net losses subsequently allocated exceeds any Loss Carryforward Amount for that Limited Partner. If a Limited Partner withdraws completely from the Fund other than at the end of a calendar year, a Performance Allocation shall be made with respect to such Limited Partner’s Capital Account as of the date of complete withdrawal as if such date were the end of a calendar year and the hurdle amount will be pro-rated.

UMB Bank, n.a. serves as custodian of the Funds’ assets and provides custodial services for the Funds. UMB Investment Services Group serves as administrator and accounting agent to the Funds and provides certain accounting, record keeping and investor related services. The Funds pay a monthly fee to the custodian and administrator based upon average partners’ capital, subject to certain minimums.

5.	Federal Income Taxes

For Federal income tax purposes, the Fund is treated as a partnership, and each partner in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains and losses of the Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Fund since the partners are individually liable for the taxes on their share of the Fund’s income. Under current Cayman Islands legislation, there are no taxes payable by the Offshore Fund. The Offshore Fund has been advised by its United States counsel that it generally should not be subject to United States income tax, except as further detailed in the Fund’s confidential offering memorandum. United States withholding taxes as described in the Fund’s confidential offering memorandum have been recorded on the statement of operations.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on September 30, 2007.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008 (continued)

5.	Federal Income Taxes (continued)

The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund. As of and during the period ended March 31, 2008, the Fund did not have a liability for any unrecognized tax benefits.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. For the tax years ended December 31, 2005 through December 31, 2007 the Fund is open to examination by U.S. federal tax authorities and state tax authorities within Georgia, New Jersey, and New York. For the tax years ended December 31, 2006 and December 31, 2007 the Fund is open for examination within Missouri.

6.	Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7.	Line of Credit

On May 1, 2006, the Master Fund, along with its limited partners, including the Fund entered into a $20,000,000 unsecured, uncommitted revolving loan facility (“Facility”), for the purpose to finance short timing differences between the redemption of investments or receipt of partnership capital and the redemption of partnership capital accounts, the investment in new managers, or as general working capital. The Facility can be terminated on demand by the lender. The Facility was increased for a ninety day period on October 1, 2007 to $65,000,000 and reduced to $30,000,000 on November 26, 2007. A fee of 37.5 basis points per annum is payable quarterly in arrears on the unused portion of the Facility. Borrowings are charged an interest rate at a base rate less 75 basis points. The base rate is the greater of (a) the prime commercial rate as announced from time to time, or (b) the Federal Funds rate plus 1/2 of 1%, calculated on a 360-day basis and payable monthly in arrears. At March 31, 2008, the Master Fund had no borrowings, fees or interest payable outstanding under the Facility. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the period ended March 31, 2008 was 6.79%, $3,730,874, and $55,000,000, respectively. The Fund did not directly borrow or pay Facility expenses during the year, rather the Master Fund paid all expenses related to the Facility for the period ended March 31, 2008 and allocated to the Fund its proportional share of the expenses in the amount of $87,731.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008 (continued)

8.	Repurchase of Interests

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase interests, the Board will consider the recommendation of the Investment Manager. The Fund generally expects to offer repurchase interests from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. The Fund does not intend to distribute to the partners any of the Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the partners. A partner may, therefore, be allocated taxable income and gains and not receive any cash distribution.

9.	Indemnification

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Consolidated Financial Highlights

The financial highlights are intended to help an investor understand the Funds’ financial performance for the past period. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in the Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. The General Partner’s interest is excluded from the calculations. An individual Limited Partner’s ratios or returns may vary from the table below based on incentive arrangements and the timing of capital transactions.

The ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Limited Partners’ capital. The ratios include the Funds’ proportionate share of the Master Fund’s income and expenses.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Funds are invested 100% in the Master Fund.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Notes to Consolidated Financial Statements - March 31, 2008 (continued)

10.	Consolidated Financial Highlights (continued)

	For the year ended March 31,
	2008		2007	2006

Total return amortizing organizational expenses and before Performance Allocation	-	**	- **	11.50%*
Organization expense	-		-	(0.35)%
Total return before Performance Allocation	2.39%		8.01%	11.15%
Performance Allocation	(0.26)%		(0.55)%	(1.15)%
Total return after expensing organizational expenses and Performance Allocation	2.13%		7.46%	10.00%

Net investment loss before Performance Allocation	(2.14)%		(2.24)%	(3.49)%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation	2.77%		2.87%	4.72%
Performance Allocation	0.22%		0.62%	1.21%
Total expenses and Performance Allocation before reimbursement from Investment Manager	2.99	%***	3.49%	5.93%
Reimbursement from Investment Manager	0.00%		(0.08)%	(0.87)%
Net expenses	2.99%		3.41%	5.06%

Limited Partners' capital, end of year (000)	$304,765		$129,980	$32,175

Portfolio Turnover Rate (Master Fund)	9.54%		14.03%	19.35%

* Total return is not annualized and indicative of amortizing organizational expenses over 60 months for tax purposes.
** Organizational costs were fully expensed as of March 31, 2006.
*** Ratio includes Repayment to Investment Manager for prior reimbursements in the amount of 0.06%

11.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (SFAS 157), “Fair Value Measurements”, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issues for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of SFAS 157 is not expected to have a material impact on the Funds’ financial statements.

12.	Subsequent Events

Effective April 1, 2008 and May 1, 2008, there were additional capital contributions of $12,388,525 and $13,735,000 respectively.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Board of Directors (unaudited)

The identity of the Board Members and brief biographical information is set forth below.

Name, Age & Address	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer
INTERESTED DIRECTORS
David B. Perkins*, 45 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	President and Chairman of the Board of Directors of each fund in the Fund Complex	Since Inception	Mr. Perkins has been Chairman and President of each fund in the Fund Complex since inception. Mr. Perkins became the President and Managing Principal of the Investment Manager in September 2003 and became the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Prior to that, he was Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002.	5
INDEPENDENT DIRECTORS
Steve E. Moss, 52 918 Meadow Lane Henderson, NC 27536	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996. Mr. Moss has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5
H. Alexander Holmes, 65 3408 Landor Road Raleigh, NC 27609	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993. Mr. Holmes has been a Director and Member of the Audit Committee of each Fund in the Fund complex since December 2004.	5
Gregory S. Sellers, 46 2643 Steeplechase Road Gastonia, NC 28056	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Sellers became the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer, in April 2003. Prior to that, he was the Vice President of Finance at Parksdale Mills, Inc., a cotton and cotton blend yarns producer, from January 1991 to April 2003. Mr. Sellers has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5
Art Lottes, 55 4813 Wynneford Way Raleigh, NC 27615	Director; Audit Committee Member of each fund in the Fund Complex	Since November 2007	Mr. Lottes was the President of CARQUEST Corporation, an automotive aftermarket company until December 2005. Mr. Lottes was a Board member of CARQUEST and General Parts until December 2005.	5

* Mr. Perkins is deemed to be an "interested" Director of the Funds because of his affiliation with the Investment Manager.

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Fund Management (unaudited)

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Fund. Unless otherwise noted, the business address of each officer is 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name, Age & Address	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer
OFFICERS
J. Michael Fields, 33 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer of each fund in the Fund Complex	Since Inception
Mr. Fields has been the Treasurer since inception of the Funds. Mr. Fields became a Director of the Investment Manager in September 2003. Prior to joining the Investment Manager, Mr. Fields was employed by CapTrust Financial Advisors from August 2002 to September 2003. Prior to joining CapTrust, Mr. Fields was employed by Morgan Stanley in Atlanta, Georgia from January 2000 to August 2002.
N/A
Andrew P. Chica, 32 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer of each fund in the Fund Complex	Since 2008
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of each of the funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer with U.S. Bancorp Fund Services, LLC.
N/A
Mark C. Brunner, 32 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary of each fund in the Fund Complex	Since 2008
Mr. Brunner joined Hatteras in July 2007 to serve as Manager of the Fund Complex. He directs day-to-day operations of the Hatteras Funds and also serves as Secretary of each fund in the Fund Complex. Prior to joining Hatteras, Mr. Brunner managed portfolio accounting at BlackRock in Wilmington, DE. From October 2003 to February 2007, he worked as a Supervisor of Fund Accounting for mutual fund clients at Delaware Investments. He served in a similar accounting role at SEI Investments from September 1998 to September 2003.
N/A

Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership) and
Hatteras Multi-Strategy Offshore Fund, LDC (a Cayman Islands limited duration company)

Other Information (unaudited)

2008 Proxy Results

A Special Meeting of the Limited Partners of the Fund was held on November 26, 2007 as reconvened on December 3, 2007 to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1.	Approval of Directors.

Director	Votes For	Votes Witheld
H. Alexander Holmes	99.460%	0.540%
Arthur E. Lottes, III	99.460%	0.540%
Steve E. Moss	99.895%	0.105%
David Perkins	99.769%	0.231%
Gregory S. Sellers	99.895%	0.105%

2.	To Appoint Deloitte & Touche LLP as the Funds' independent registered public accounting firm for the fiscal year ending March 31, 2008.

Votes For	98.584%
Against the resolution	1.416%
Abstained	0%

Proxy Voting

For free information regarding how the Fund voted proxies during the period ended June 30, 2007, or to obtain a free copy of the Fund’s complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

I - Financial Statements of Hatteras Master Fund, L.P.

 HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Financial Statements

For the year ended March 31, 2008

with Report of Independent Registered Public Accounting Firm

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

For the year ended March 31, 2008

Table of Contents

Report of Independent Registered Public Accounting Firm	B-41
Schedule of Investments	B-42
Statement of Assets, Liabilities and Partners’ Capital	B-47
Statement of Operations	B-48
Statement of Changes in Partners' Capital	B-49
Statement of Cash Flows	B-50
Notes to Financial Statements	B-51
Board of Directors (unaudited)	B-59
Fund Management (unaudited)	B-60
Other Information (unaudited)	B-61

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA
Tel:	+1 215 246 2300
Fax:	+1 215 569 2441
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of
Hatteras Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of Hatteras Master Fund, L.P. (the “Master Fund”), including the schedule of investments, as of March 31, 2008, and the related statements of operations and cash flows for the year then ended and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2008, by correspondence with the Underlying Fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2008, the results of its operations and its cash flows for the year then ended and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Master Fund’s financial statements, the Master Fund’s financial statements include investments in Underlying Funds valued at $1,086,374,717 (92% of the Master Fund’s total assets) as of March 31, 2008, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the managers of the Underlying Funds.

May 27, 2008

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Schedule of Investments - March 31, 2008

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS’ CAPITAL
Percentages are as follows:

	Cost	Fair Value
Investments in Underlying Funds (103.41%)

Absolute Return (20.10%) [c]
Broad Peak Fund, L.P. [a,b]	$12,000,000	$12,491,796
Citadel Derivatives Group Investors, LLC [a,b]	3,413,210	4,038,452
Citadel Wellington Partners, LLC [a,b]	19,747,987	23,675,574
Courage Special Situations Fund, L.P. [a,b]	4,827,675	5,297,076
D.E. Shaw Composite Fund, LLC [a,b]	16,000,000	18,854,039
JANA Partners Qualified, L.P. [a,b]	5,146,300	4,808,895
Marathon Fund, L.P. [a,b]	11,121,137	10,683,905
Montrica Global Opportunities Fund, L.P. [a,b]	16,000,000	15,185,568
OZ Asia Domestic Partners, L.P. [a,b]	15,000,000	16,668,354
Paulson Advantage, L.P. [a,b]	20,000,000	20,689,741
Paulson Partners Enhanced, L.P. [a,b]	7,000,000	11,642,070
Perry Partners, L.P. [a,b]	10,404,723	10,182,051
PSAM WorldArb Partners, L.P. [a,b]	6,000,000	5,349,586
Smith Breeden Mortgage Partners, L.P. [a,b]	11,413,258	12,327,529
Stark Investments, L.P. [a,b]	12,000,000	12,979,723
UC Financials Fund Limited [a,b]	1,371,554	1,247,098
Waterstone Market Neutral Fund, L.P. [a,b]	11,000,000	12,999,361
Whitebox Diversified Convertible Arbitrage Fund, L.P. [a,b]	12,000,000	12,057,878
		211,178,696

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Schedule of Investments - March 31, 2008 (continued)

	Cost	Fair Value
Energy and Natural Resources (15.08%) [c]
Arclight Energy Partners Fund III, L.P. [b]	$3,912,119	$3,917,012
Arclight Energy Partners Fund IV, L.P. [a,b]	1,573,929	1,558,745
Black River Commodity Multi Strategy Fund, L.P. [a,b]	7,000,000	8,403,225
Blackrock SSR Energy and Natural Resources Hedge Fund, L.P. [a,b]	19,700,000	20,399,014
Cadent Energy Partners II, L.P. [a,b]	1,143,969	1,062,160
CamCap Resources, L.P. [a,b]	18,000,000	18,301,264
Centennial Energy Partners, L.P. [a,b]	15,000,000	15,217,027
Chilton Global Natural Resources Partners, L.P. [a,b]	21,000,000	23,846,926
EnerVest Energy Institutional Fund X-A, L.P. [b]	2,829,217	3,010,386
EnerVest Energy Institutional Fund XI-A, L.P. [b]	2,785,195	2,481,660
Intervale Capital Fund, L.P. [a,b]	875,441	786,655
Merit Energy Partners F-II, L.P. [b]	357,590	364,546
NGP Energy Technology Partners, L.P. [a,b]	719,750	693,212
Natural Gas Partners IX, L.P. [b]	686,933	564,525
Natural Gas Partners VIII, L.P. [b]	3,082,086	3,676,101
NGP Midstream & Resources, L.P. [b]	1,169,779	1,032,090
Ospraie Special Opportunities Fund, L.P. [a,b]	5,000,000	5,598,515
Pine Brook Capital Partners, L.P. [a,b]	991,695	933,010
Quantum Energy Partners IV, L.P. [a,b]	1,207,766	984,301
Southport Energy Plus Partners, L.P. [a,b]	21,083,819	28,716,611
Treaty Oak Partners, L.P. [a,b]	14,000,000	16,879,578
		158,426,563
Enhanced Fixed Income (20.17%) [c]
Anchorage Crossover Credit Fund, L.P. [a,b]	15,000,000	14,827,500
Anchorage Short Credit Fund II, L.P. [a,b]	24,000,000	33,304,317
ARX Global High Yield Securities Fund I, L.P. [a,b]	19,000,000	19,188,980
BDCM Partners I, L.P. [a,b]	23,500,000	21,344,292
Contrarian Capital Fund I, L.P. [a,b]	10,880,064	12,561,515
CPIM Structured Credit Fund 1000, L.P. [a,b]	1,042,483	670,449
D.B. Zwirn Special Opportunities Fund, L.P. [a,b]	8,092,619	9,835,469
Drawbridge Special Opportunities Fund, L.P. [a,b]	17,000,000	17,907,532
Halcyon European Structured Opportunities Fund L.P. [a,b]	16,000,000	13,698,663
Harbinger Capital Partners Fund I, L.P. [a,b]	9,567,661	11,521,673
Lazard Emerging Income Plus, LTD [b]	3,609,677	3,713,817
Marathon Special Opportunities Fund, L.P. [a,b]	5,937,116	5,977,568
Ore Hill Fund, L.P. [a,b]	7,221,928	7,871,982
Standard Pacific Asymmetric Opportunities Fund, L.P. [a,b]	13,000,000	12,897,300
Strategic Value Restructuring Fund, L.P. [a,b]	1,428,312	1,402,037

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Schedule of Investments - March 31, 2008 (continued)

	Cost	Fair Value
Enhanced Fixed Income (20.17%) [c] (continued)
The Rohaytyn Group Local Currency Opportunity Partners, L.P. [a,b]	$10,000,000	$10,452,286
Venor Capital Partners, L.P. [a,b]	76,779	76,395
Z Capital Partners I, L.P. [a,b]	22,000,000	14,565,184
		211,816,959
Opportunistic Equity (31.58%) [c]
Algebris Global Financials Fund, L.P. [a,b]	19,000,000	21,384,798
Artis Technology Qualified 2X (Institutional), L.P. [a,b]	10,500,000	11,755,536
Asian Century Quest Fund (QP) L.P. [a,b]	19,000,000	19,075,037
CCM Small Cap Value Qualified Fund, L.P. [a,b]	2,500,000	2,582,406
Criterion Horizons Fund, L.P. [a,b]	14,000,000	14,621,775
CRM Windridge Partners, L.P. [a,b]	4,522,017	5,256,893
D.E. Shaw Oculus Fund LLC [a,b]	20,000,000	26,522,915
Drawbridge Global Macro Fund, L.P. [a,b]	1,855,840	1,905,524
Ellerston Global Equity Managers Fund (US), L.P. [a,b]	13,000,000	14,520,140
Encore Consumer Capital Fund, L.P. [b]	1,687,066	1,687,066
GMO Mean Reversion Fund, L.P. [a,b]	6,770,065	9,296,229
Gracie Capital L.P. [a,b]	1,239,620	1,084,213
Gradient Europe Fund, L.P. [a,b]	13,500,000	11,561,897
Biomedical Value Fund, L.P. [a,b]	15,500,000	12,997,182
HealthCor, L.P. [a,b]	17,000,000	20,817,629
Liberty Square Strategic Partners IV (Asia), L.P. [a,b]	16,000,000	15,036,246
Penta Asia Domestic Partners, L.P. [a,b]	10,000,000	9,437,094
Prism Partners QP, L.P. [a,b]	1,761,487	1,164,566
Samlyn Onshore Fund, L.P. [a,b]	15,000,000	18,100,467
Sansar Capital, L.P. [a,b]	19,000,000	18,467,252
SCP Ocean Fund, L.P. [a,b]	4,002,947	7,518,516
SR Global Fund, L.P. (Class B) Asia [a,b]	4,269,224	4,014,548
SR Global Fund, L.P. (Class C) International [a,b]	7,457,674	12,731,959
SR Global Fund, L.P. (Class F) Europe [a,b]	11,719,713	11,000,750
SR Global Fund, L.P. (Class G) Emerging [a,b]	6,281,970	10,531,281
Talaris (U.S.) Fund, L.P. [a,b]	1,062,155	863,440
The Raptor Global Fund, L.P. [a,b]	13,000,000	12,662,864
The Russian Prosperity Fund [a,b]	5,000,000	5,035,201
Viking Global Equities, L.P. [a,b]	11,500,000	12,284,815
Visium Long Bias Fund, L.P. [a,b]	18,964,983	17,868,648
		331,786,887

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Schedule of Investments - March 31, 2008 (continued)

	Cost	Fair Value
Private Equity Composite (8.10%) [c]
ABRY Partners VI L.P. [a,b]	$286,345	$254,106
Actis Umbrella Fund, L.P. [b]	2,184,339	2,290,702
BDCM Opportunity Fund II, L.P. [a,b]	1,680,453	1,540,584
Brazos Equity Fund II, L.P. [b]	2,640,074	2,160,567
Carlyle Japan International Partners II, L.P. [a,b]	249,567	229,187
CJIP II Co-Invest, L.P. [a,b]	49,730	55,099
Carlyle Partners V, L.P. [a,b]	2,256,457	2,192,633
Claremont Creek Ventures, L.P. [a,b]	580,416	588,622
Crosslink Crossover Fund IV, L.P. [a,b]	4,403,262	5,745,297
Crosslink Crossover Fund V, L.P. [a,b]	10,000,000	9,423,227
Dace Ventures I, L.P. [a,b]	705,574	629,752
Darwin Private Equity I, L.P. [b]	2,265,267	1,971,877
Exponent Private Equity Partners II, L.P. [a,b]	244,812	190,373
Fairhaven Capital Partners, L.P. [a,b]	1,303,603	1,223,308
Gavea Investment Fund II A, L.P. [a,b]	3,750,000	3,937,874
Great Point Partners I, L.P. [b]	1,009,455	1,497,568
Halifax Fund II, L.P. [b]	859,213	739,407
Hancock Park Capital III, L.P. [b]	2,700,000	2,722,441
Healthcor Partners Fund, L.P. [a,b]	1,048,721	928,528
Integral Capital Partners VII, L.P. [a,b]	6,000,000	7,291,338
Integral Capital Partners VIII, L.P. [a,b]	10,000,000	8,526,205
Lehman Brothers Venture Partners V, L.P. [a,b]	656,853	609,863
Lighthouse Capital Partners VI, L.P. [a,b]	1,250,000	1,139,249
Mid Europa Fund III, L.P. [a,b]	766,672	708,943
OCM European Principal Opportunties Fund, L.P. [a,b]	3,720,307	4,962,417
OCM Mezzanine Fund II, L.P. [b]	4,010,000	4,052,136
Orchid Asia IV, L.P. [a,b]	407,794	354,135
Pipe Equity Partners, LLC [a,b]	3,824,693	4,707,499
Private Equity Investment Fund IV, L.P. [b]	2,272,946	2,282,420
RoundTable Healthcare Partners II, L.P. [a,b]	1,091,981	1,044,409
Sanderling Venture Partners VI Co-Investment Fund, L.P. [a,b]	500,000	427,291
Sanderling Venture Partners VI, L.P. [a,b]	600,000	559,028
Sterling Capital Partners II, L.P. [b]	1,367,938	1,626,316
Sterling Capital Partners III, L.P. [a,b]	1,002,775	777,761
Strategic Value Global Opportunities Fund I-A, L.P. [a,b]	2,384,090	2,263,131
The Column Group, L.P. [b]	253,562	152,368
Trivest Fund IV, L.P. [a,b]	1,062,566	938,407
VCFA Venture Partners V, L.P. [b]	2,294,848	2,496,872
VCFA Private Equity Partners IV, L.P. [b]	900,026	1,600,976
Voyager Capital Fund III, LP [b]	343,622	266,753
		85,108,669

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Schedule of Investments - March 31, 2008 (continued)

	Cost	Fair Value
Real Estate Composite (8.38%) [c]
Benson Elliot Real Estate Partners II, L.P. [a,b]	$2,878,978	$2,877,822
Colony Investors VII, L.P. [b]	2,765,289	3,197,900
Colony Investors VIII, L.P. [a,b]	3,267,549	3,240,500
DaVinci Corporate Opportunity Partners, L.P. [a,b]	479,504	248,581
Forum European Realty Income III, L.P. [b]	1,443,452	1,340,585
ING Clarion Global, L.P. [a,b]	6,283,925	6,777,685
New City Asia Partners (T), L.P. [a,b]	3,765,069	3,754,794
Oak Hill REIT Plus, L.P. [a,b]	8,000,000	8,872,508
ORBIS Real Estate Fund I [a,b]	2,973,392	2,807,755
Patron Capital L.P. III [a,b]	622,529	510,928
Phoenix Asia Real Estate Investments II, L.P. [a,b]	3,292,387	3,849,698
Rockwood Capital Real Estate Partners Fund VII, L.P. [a,b]	3,467,862	3,428,904
Security Capital Preferred Growth, Inc. [b]	1,714,042	1,016,736
Third Avenue Real Estate Opportunities Fund, L.P. [a,b]	20,000,000	16,345,217
Transwestern Mezzanine Realty Partner II, LLC [b]	1,843,736	1,818,300
WCP Real Estate Fund I, L.P. [a,b]	4,863,515	4,705,170
WCP Real Estate Strategies Fund, L.P. [a,b]	9,000,000	8,950,000
Wells Street Global Partners, L.P. [a,b]	14,686,675	14,313,860
		88,056,943

Total investments in Underlying Funds (Cost $1,023,292,397) (103.41%)!	1,086,374,717

Liabilities in excess of other assets (-3.41%)	(35,789,326)

Partners' capital - 100.00%	$1,050,585,391

a- Non-income producing
b-Underlying Funds are issued in private placement transactions and as such are restricted as to resale.
c-Sectors are unaudited by Deloitte & Touche LLP.
Total cost and fair value of restricted underlying funds as of March 31, 2008 was $1,023,292,397 and $1,086,374,717, respectively.

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital - March 31, 2008

Assets

Investments in Underlying Funds, at fair value (cost $1,023,292,397)	$1,086,374,717
Cash and cash equivalents	34,410,734
Investments in Underlying Funds paid in advance	41,334,674
Receivable from redemption of Underlying Funds	17,825,903
Dividends and interest receivable	30,610
Withholding tax refund receivable	21,731
Prepaid assets	14,482
Other assets	13,922
Total assets	$1,180,026,773

Liabilities and partners' capital

Contributions received in advance	$69,134,431
Redemptions payable	58,900,000
Management fee payable	925,090
Professional fees payable	277,247
Accounting and administration fees payable	79,436
Risk management fees payable	67,781
Custodian fees payable	38,543
Topiary directors' fees payable	18,024
Printing fees payable	830

Total liabilities	129,441,382

Partners' capital	1,050,585,391

Total liabilities and partners' capital	$1,180,026,773

Partners' Capital:
Capital contributions (net)	987,938,397
Accumulated net investment loss	(11,009,931)
Accumulated net realized gains	10,574,605
Accumulated net unrealized appreciation on investments	63,082,320
Partners' capital	$1,050,585,391

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Statement of Operations - For the year ended March 31, 2008

Investment income
Dividends	$4,204,647
Interest	337,472
Total investment income	4,542,119

Operating expenses
Management fee	7,867,930
Accounting and administration fees	584,167
Risk management expense	502,654
Professional fees	328,931
Interest expense	256,726
Insurance expense	106,340
Line of credit fees	101,315
Custodian fees	89,810
Board of directors' fees	75,000
Software licensing fee	19,650
Compliance consulting fees	18,750
Printing expense	10,815
Other expenses	51,000
Total operating expenses	10,013,088
Net investment loss	(5,470,969)

Realized gain and change in unrealized appreciation on investments in Underlying Funds
Net realized gain from investments in Underlying Funds	8,474,227
Net increase in unrealized appreciation on investments in Underlying Funds	3,383,998

Net realized gain and change in unrealized appreciation on investments in Underlying Funds	11,858,225

Net increase in partners' capital resulting from operations	$6,387,256

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Statement of Changes in Partners’ Capital

Limited
Partners'
Capital*

Partners' Capital, at March 31, 2006	$213,520,988

Capital contributions	207,108,880

Capital withdrawals	(23,130,271)

Net investment loss	(3,115,957)

Net realized gain from investments in Underlying Funds	2,322,022

Net increase in unrealized appreciation on investments in Underlying Funds	35,414,077

Partners' Capital, at March 31, 2007	$432,119,739

Capital contributions	698,439,845

Capital withdrawals	(86,361,449)

Net investment loss	(5,470,969)

Net realized gain from investments in Underlying Funds	8,474,227

Net increase in unrealized appreciation on investments in Underlying Funds	3,383,998

Partners' Capital, at March 31, 2008	$1,050,585,391

*	As the General Partner does not own an interest in the Master Fund, the Limited Partners' capital represents total capital of the Master Fund.

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Statement of Cash Flows - For the year ended March 31, 2008

Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$6,387,256
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Purchases of Underlying Funds	(707,074,901)
Proceeds from redemptions of Underlying Funds	71,906,594
Net realized gain from investments in Underlying Funds	(8,474,227)
Net increase in unrealized appreciation on investments in Underlying Funds	(3,383,998)
Increase in investments in Underlying Funds paid in advance	(24,018,127)
Increase in receivable from redemption of Underlying Funds	(11,921,639)
Increase in dividends and interest receivable	(3,594)
Decrease in withholding tax refund receivable	4,747
Decrease in prepaid assets	111,329
Increase in other assets	(13,923)
Increase in management fee payable	554,356
Increase in professional fees payable	180,472
Increase in accounting and administration fees payable	20,566
Decrease in risk management expense payable	(3,609)
Increase in custodian fees payable	27,873
Increase in topiary directors' fees payable	18,024
Increase in printing fees payable	830
Decrease in interest expense payable	(16,250)
Increase in line of credit fees payable	63,648
Net cash used in operating activities	(675,634,573)

Cash flows from financing activities:
Capital contributions (including increase in contributions received in advance)	738,204,899
Capital withdrawals (net of increase in redemptions payable)	(40,141,449)
Line of credit borrowings	98,000,000
Line of credit repayments	(101,000,000)
Net cash provided by financing activities	695,063,450

Net change in cash and cash equivalents	19,428,877

Cash and cash equivalents at beginning of year	14,981,857

Cash and cash equivalents at end of year	$34,410,734

Supplemental Disclosure of Interest Paid	$272,976

See Notes to Financial Statements

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008

1.	Organization

Hatteras Master Fund, L.P. (the “Master Fund”) was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The objective of the Master Fund is to generate consistent long-term appreciation and returns across all market cycles. To achieve its objective, the Master Fund will provide its limited partners (each, a "Limited Partner" and together, the "Limited Partners") with access to a broad range of investment strategies and asset categories, trading advisors ("Advisors") and overall asset allocation services typically available on a collective basis to larger institutions. Generally, the Investment Manager intends to select Advisors that collectively employ widely diversified investment strategies and engage in such techniques as opportunistic equity, enhanced fixed income, absolute return, private equity, real estate and energy/natural resources. However, the Investment Manager may also retain Advisors who utilize other strategies. The Master Fund invests with each Advisor either by becoming a participant in an investment vehicle operated by the Advisor (an “Underlying Fund”) or by placing assets in an account directly managed by the Advisor. The Master Fund commenced operations on January 1, 2005. Prior to January 1, 2005, the Master Fund engaged in no transactions other than those related to organizational matters and the sale of a $100,000 interest to Hatteras Diversified Strategies Fund, L.P.

On January 3, 2005, the Master Fund received capital contributions totaling $116,269,458, including contributions in the form of transfers-in-kind from Hatteras Diversified Strategies Fund, LP and Hatteras Diversified Strategies Offshore Fund, Ltd. for $72,386,769 and $16,620,182, respectively. In addition, the Hatteras Diversified Strategies Offshore Fund, Ltd. transferred receivables in the amount of $17,242,388 and liquidated $10,020,119 of the Fund’s securities at December 31, 2004 and reinvested the proceeds in the Master Fund.

Hatteras Investment Management LLC, a Delaware limited liability company, serves as the General Partner of the Master Fund (the "General Partner"). The General Partner is an affiliate of the Investment Manager. The General Partner has initially appointed a Board of Directors (the "Board") and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund's business.

Effective October 1, 2007, according to a reorganization plan (the “Master Fund Agreement”) approved by the Board and the board of directors of the Topiary Master Fund for Benefit Plan Investors (the “Topiary Master Fund”) by and between the Master Fund and the Topiary Master Fund, the Topiary Master Fund transferred to the Master Fund substantially all of the Topiary Master Fund’s assets and liabilities valued at approximately $89,739,000 in exchange for limited partnership interests in the Master Fund.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

1.	Organization (continued)

Effective October 1, 2007, according to the agreement and plan of reorganization (the “TEI Agreement”) and, together with the Master Fund Agreement, (the “Agreements”) by and between the Hatteras Multi-Strategy TEI Fund, L.P. (the “TEI Fund”) and, together with the Master Fund, (the “Hatteras Funds”) and Topiary Benefit Plan Investor Fund LLC (the “Topiary Feeder Fund”), the Topiary Feeder Fund transferred substantially all of its assets and liabilities to the TEI Fund in exchange for limited partnership interests in the TEI Fund, and distributed such limited partnership interests in the Master Fund to the members of the Topiary Feeder Fund in accordance with their respective interests (such transaction referred to as the “Feeder Fund Reorganization” and, together with Master Fund Reorganization, the “Reorganizations”).

The account balances in the Statement of Assets, Liabilities and Partners’ Capital includes remaining liabilities and assets obtained from the Topiary Master fund including a balance of $18,024 for fees payable related to the Topiary Master Fund’s board of directors.

2.	Significant Accounting Policies

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Investment Valuation - Investments in Underlying Funds

The Master Fund will value interests in the Underlying Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

2.	Significant Accounting Policies (continued)

b. Investment Income

Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund.

The Underlying Funds generally do not make regular cash distributions of income and gains and so are generally considered non-income producing securities, however the Master Fund owns securities that are income producing and disburse regular cash distributions.

c. Fund Expenses

The Master Fund will bear all expenses incurred in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board.

d. Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits.

The Master Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on September 30, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Master Fund. As of and during the period ended March 31, 2008, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Master Fund did not incur any interest or penalties. For the years ended December 31, 2005 through December 31, 2007 the Master Fund is open to examination by U.S. federal tax authorities and state tax authorities within California, Connecticut, Illinois, Indiana, Mississippi, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Virginia, and New York City. For the years ended December 31, 2006 and December 31, 2007 the Master Fund is open for examination by state tax authorities within Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Missouri, Montana, New Hampshire, New Mexico, Ohio, Oklahoma, South Carolina, and West Virginia.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

2.	Significant Accounting Policies (continued)

e. Cash and Cash Equivalents

Cash and cash equivalents includes amounts held in an interest bearing demand deposit account. At March 31, 2008, the Master Fund held $34,410,734 in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

f. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Allocation of Partners’ Capital

Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased, (4) the day on which interests are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.	Management Fee, Related Party Transactions and Other

The Investment Manager is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the "Investment Management Agreement"). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Master Fund's investment program.

In consideration for such services, the Master Fund pays the Investment Manager a monthly management fee equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of its partners’ capital determined as of the last day of the month (before repurchase of interests).

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

4.	Management Fee, Related Party Transactions and Other (continued)

Each member of the Board who is not an “interested person” of the Master Fund (the “Independent Board”), as defined by the 1940 Act, receives an annual retainer of $30,000. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

UMB Bank, n.a. serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund. UMB Investment Services Group serves as administrator and accounting agent to the Master Fund and provides certain accounting, record keeping and investor related services. The Master Fund pays a monthly fee to the administrator based upon average partners’ capital, subject to certain minimums.

5.	Investment Transactions

Total purchases of Underlying Funds for the year ended March 31, 2008 amounted to $707,074,901. Total proceeds from redemptions of Underlying Funds for the year ended March 31, 2008 amounted to $71,906,594. The cost of investments in Underlying Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds. The Master Fund relies upon actual and estimated tax information provided by the underlying funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2008.

6.	Risk Factors

An investment in the Master Fund involves significant risks ,including leverage risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Underlying Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Advisor on behalf of the Master Fund.

Underlying Funds generally require the Advisor to provide advanced notice of its intent to redeem the Master Fund’s total or partial interest and may delay or deny a redemption request depending on the Underlying Funds’ governing agreements. Interests in the Master Fund provide limited liquidity since Partners will not be able to redeem Interests on a daily basis because the Master Fund is a closed-end fund. Therefore investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

7.	Line of Credit

On May 1, 2006, the Master Fund entered into a $20,000,000 unsecured, uncommitted revolving loan facility (“Facility”), for the purpose of financing short timing differences between the redemption of investments or receipt of partnership capital and the redemption of partnership capital accounts, investing in new managers, or as general working capital. The Facility can be terminated on demand by the lender. The facility was increased for a ninety day period on October 1, 2007 to $65,000,000 and reduced to $30,000,000 on November 26, 2007. A fee of 37.5 basis points per annum is payable quarterly in arrears on the unused portion of the Facility. Borrowings are charged an interest rate at a base rate less 75 basis points. The base rate is the greater of a) the prime commercial rate as announced from time to time, or b) the Federal Funds rate plus 1/2 of 1%, calculated on a 360-day basis and payable monthly in arrears. At March 31, 2008, the Master Fund had no borrowings, fees or interest payable outstanding under the Facility. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the period ended March 31, 2008 was 6.79%, $3,730,874, and $55,000,000, respectively.

8.	Repurchase of Partners’ Interests

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider the recommendation of the Investment Manager. On March 31, 2006, the Investment Manager recommended to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. The Master Fund does not intend to distribute to the partners any of the Master Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the partners. A partner may, therefore, be allocated taxable income and gains and not receive any cash distribution.

9.	Indemnification

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Commitments

As of March 31, 2008, the Master Fund had outstanding investment commitments to Underlying Funds totaling $181,068,259.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (continued)

11.	Financial Highlights

The financial highlights are intended to help an investor understand the Master Fund’s financial performance for the past period. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner’s results may vary from those shown below due to the timing of capital transactions.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly limited partners’ capital. The ratios do not reflect the Master Fund’s proportionate share of income and expenses from Underlying Funds. The ratios are annualized for periods of less than a year.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period. The total return amounts have not been annualized for periods of less than a year.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements - March 31, 2008 (concluded)

11.	Financial Highlights (continued)

	For the Years Ended March 31,			For the period from January 1, 2005 (commencement of operations) through
	2008	2007	2006	March 31, 2005

Total return amortizing organizational expenses*	- **	- **	- **	0.23% *

Total return	3.74%	9.31%	13.79%	0.17%

Partners' capital, end of period (000)	$1,050,585	$432,120	$213,521	$116,827

Portfolio Turnover	9.54%	14.03%	19.35%	3.72%

Annualized Ratios:

Net investment loss	(0.72)%	(0.96)%	(1.23)%	(1.43)%

Total operating expenses	1.32%	1.39%	1.52%	1.50%

* Return is indicative of amortizing organizational expenses over 60 months for tax purposes.
** Organizational costs were fully expensed as of March 31, 2005.

12.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (SFAS 157), “Fair Value Measurements”, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issues for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of SFAS 157 is not expected to have a material impact on the Fund’s financial statements.

13.	Subsequent Events

Effective April 1, 2008 and May 1, 2008, there were additional capital contributions of $69,134,431 and $99,422,154 respectively.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Board of Directors(unaudited)

The identity of the Board Members and brief biographical information is set forth below.

Name, Age & Address	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer
INTERESTED DIRECTORS
David B. Perkins*, 45 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	President and Chairman of the Board of Directors of each fund in the Fund Complex	Since Inception	Mr. Perkins has been Chairman and President of each fund in the Fund Complex since inception. Mr. Perkins became the President and Managing Principal of the Investment Manager in September 2003 and became the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Prior to that, he was Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002.	5
INDEPENDENT DIRECTORS
Steve E. Moss, 52 918 Meadow Lane Henderson, NC 27536	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996. Mr. Moss has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5
H. Alexander Holmes, 65 3408 Landor Road Raleigh, NC 27609	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993. Mr. Holmes has been a Director and Member of the Audit Committee of each Fund in the Fund complex since December 2004.	5
Gregory S. Sellers, 46 2643 Steeplechase Road Gastonia, NC 28056	Director; Audit Committee Member of each fund in the Fund Complex	Since December 2004	Mr. Sellers became the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer, in April 2003. Prior to that, he was the Vice President of Finance at Parksdale Mills, Inc., a cotton and cotton blend yarns producer, from January 1991 to April 2003. Mr. Sellers has been a Director and Member of the Audit Committee of each fund in the Fund Complex since December 2004.	5
Art Lottes, 55 4813 Wynneford Way Raleigh, NC 27615	Director; Audit Committee Member of each fund in the Fund Complex	Since November 2007	Mr. Lottes was the President of CARQUEST Corporation, an automotive aftermarket company until December 2005. Mr. Lottes was a Board member of CARQUEST and General Parts until December 2005.	5

* Mr. Perkins is deemed to be an "interested" Director of the Funds because of his affiliation with the Investment Manager.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Fund Management(unaudited)

Set forth below is the name, age, position with the Master Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Master Fund. Unless otherwise noted, the business address of each officer is 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name, Age & Address	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer
OFFICERS
J. Michael Fields, 33 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer of each fund in the Fund Complex	Since Inception
Mr. Fields has been the Treasurer since inception of the Funds. Mr. Fields became a Director of the Investment Manager in September 2003. Prior to joining the Investment Manager, Mr. Fields was employed by CapTrust Financial Advisors from August 2002 to September 2003. Prior to joining CapTrust, Mr. Fields was employed by Morgan Stanley in Atlanta, Georgia from January 2000 to August 2002.
N/A
Andrew P. Chica, 32 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer of each fund in the Fund Complex	Since 2008
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of each of the funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer with U.S. Bancorp Fund Services, LLC.
N/A
Mark C. Brunner, 32 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary of each fund in the Fund Complex	Since 2008
Mr. Brunner joined Hatteras in July 2007 to serve as Manager of the Fund Complex. He directs day-to-day operations of the Hatteras Funds and also serves as Secretary of each fund in the Fund Complex. Prior to joining Hatteras, Mr. Brunner managed portfolio accounting at BlackRock in Wilmington, DE. From October 2003 to February 2007, he worked as a Supervisor of Fund Accounting for mutual fund clients at Delaware Investments. He served in a similar accounting role at SEI Investments from September 1998 to September 2003.
N/A

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Other Information (unaudited)

Annual Renewal of Investment Management Agreement

At a meeting of the Board of the Master Fund held on February 26, 2008, by a unanimous vote, the Board of the Master Fund, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, approved the continuation of the Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Directors requested and received extensive materials from the Investment Manager to assist them in considering the renewal of the Agreement. The materials provided by the Investment Manager contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Master Fund and the Limited Partners of the Master Fund managed by the Investment Manager (collectively, the “Funds”). The materials also included comparisons of the performance of each of the Master Fund’s investment sectors versus a relevant benchmark.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Directors then met separately with independent counsel to the Independent Directors for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement.

DISCUSSION OF FACTORS CONSIDERED

(a) The nature and quality of the advisory services to be rendered, including:

(i) an analysis of the performance of the Master Fund relative to its stated objectives; whether the adviser been successful in reaching its goals;

(ii) a study of the Master Fund’s performance compared to relevant market indices and to similar funds (i.e., similar investment objectives and same approximate size), evaluating both the long-term and short-term performance record of the Master Fund; and

(iii) a consideration of the quality of any other services provided for or to the Master Fund in addition to the provision of investment advice.

(b) The experience and qualifications of the personnel providing such services, including:

(i) familiarity with the number, background and general qualifications of the personnel in the adviser’s investment management group;

(ii) allocation of responsibility for the Master Fund; percentage of time devoted to the Master Fund; and

(iii) the process by which investment decisions are made by the adviser’s personnel; criteria for securities selection and the controls used by the adviser to ensure that the criteria are met.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Other Information (unaudited) (continued)

Annual Renewal of Investment Management Agreement (continued)

(c) The fee structures, the existence of any fee waivers, and the Master Fund’s expense ratios in relation to those of other investment companies having comparable investment policies and limitations, including:

(i) consideration of whether the fee schedule, including any “breakpoints,” reflects economies of scale of managing a larger fund; and

(ii) comparisons of expense ratios which reflect relative costs to the Master Fund of the relationships of the Master Fund with its adviser; consideration of whether a low expense ratio is attributable to non-advisory expenses; a review of comparative information setting forth a percentage breakdown of advisory and non-advisory expenses related to net assets; consideration of whether the expense ratio resulted from reimbursing or reducing fees to maintain a certain limitation.

(d) The fees charged by the adviser and other investment advisers to similar clients (minimal weight accorded this factor), including:

(i) consideration of the type and quality of services provided by, and the client-related expenses borne by, the adviser.

(e) The direct and indirect costs which may be incurred by the adviser and its affiliates in performing services for the Master Fund and the basis of determining and allocating these costs, including:

(i) consideration of, among other things, the extent to which management personnel and office space for Master Fund operations are provided, as well as investment advice, the extent to which other client advisory fees support the same personnel and office facilities.

(f) Possible economies of scale arising from the Master Fund’s size and/or anticipated growth, including:

(i) investigation of the extent to which economies of scale exist and whether such economies are reflected appropriately in the advisory fees as the Master Fund grows larger; and

(ii) consideration of the total of all assets managed by the adviser, as well as the total number of investment companies and other clients serviced by the adviser.

(g) Other possible benefits to the adviser and its affiliates arising from its relationship with the Master Fund, including:

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Other Information (unaudited) (continued)

Annual Renewal of Investment Management Agreement (continued)

(i) consideration of the adviser’s expenses and profits from the Master Fund, as compared to the expenses and profits derived from the adviser’s other clients, in determining the fairness of the advisory contract, i.e., whether the Master Fund is charged higher fees than other clients of the adviser for similar services;

(ii) consideration of the extent to which the adviser receives benefits (such as research and statistical services) as a result of brokerage generated by the Master Fund, and the extent to which the Master Fund shared in such benefits; and

(iii) consideration of collateral benefits to the adviser of compensation received by the adviser and its affiliates.

(h) Possible alternative fee structures or bases for determining fees, including

(i) consideration of alternatives — flat percentage of net assets; or breakpoints in the advisory fee schedule reflecting economies of scale.

Conclusion

After receiving full disclosure of relevant information of the type described above, The Board of Directors of the Master Fund concluded that the compensation and other terms of the investment advisory agreement is in the best interests of the Master Fund’s shareholders.

Hatteras Master Fund, L.P.
(a Delaware Limited Partnership)
Other Information (unaudited) (concluded)

2008 Proxy Results

A Special Meeting of the Limited Partners of the Master Fund was held on November 26, 2007 as reconvened on December 3, 2007 to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1.	Approval of Directors.

Director	Votes For	Votes Witheld
H. Alexander Holmes	97.480%	2.520%
Arthur E. Lottes, III	97.480%	2.520%
Steve E. Moss	97.480%	2.520%
David Perkins	97.430%	2.570%
Gregory S. Sellers	97.480%	2.520%

2.	To Appoint Deloitte & Touche LLP as the Master Funds' independent registered public accounting firm for the fiscal year ending March 31, 2008.

Votes For	99.222%
Against the resolution	0.486%
Abstained	0.292%

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and shareholders record of actual proxy votes cast is available at www.sec.gov and may be obtained at no additional charge by calling 1-800-504-9070.

HATTERAS MULTI-STRATEGY FUND I, L.P.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements to be included in Statement of Additional Information filed herewith.

(2)	Exhibits:

(a)	(1) Form of Amended and Restated Agreement of Limited Partnership is filed herewith.

(a)	(2) Certificate of Limited Partnership is incorporated by reference to Exhibit (a)(2) of the Registrant’s Registration Statement as previously filed on January 5, 2005.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Management Agreement is incorporated by reference to Exhibit (g) of the Registrant’s Registration Statement as previously filed on January 5, 2005.

(h)	Form of Distribution Agreement between Registrant and Hatteras Capital Distributors, LLC is filed herewith.

(i)	Not applicable.

(j)	Custody Agreement is incorporated by reference to Exhibit (j) of the Registrant’s Amendment No. 2 as previously filed on September 20, 2006.

(k)	(1) Administration, Fund Accounting and Recordkeeping Agreement is incorporated by reference to Exhibit (k)(1) of the Registrant’s Amendment No. 2 as previously filed on September 20, 2006.

(k)	(2) Escrow Agreement is incorporated by reference to Exhibit (k)(2) of the Registrant’s Amendment No. 2 as previously filed on September 20, 2006.

(k)	(3) Form of Investor and Fund Servicing Agreement is incorporated by reference to Exhibit (k)(3) of the Registrant’s Amendment No. 3 as previously filed on May 2, 2008.

(k)	(4) Joint Insured Agreement is incorporated by reference to Exhibit (k)(4) of the Registrant’s Registration Statement as previously filed on January 5, 2005.

(k)	(5) D&O/E&O Insurance Agreement is incorporated by reference to Exhibit (k)(5) of the Registrant’s Registration Statement as previously filed on January 5, 2005.

(k)	(6) Powers of Attorney are incorporated by reference to Exhibit (k)(6) of the Registrant’s Amendment No. 3 as previously filed on May 2, 2008.

(k)	(7) Form of Expense Limitation Agreement between Registrant and Hatteras Investment Partners, LLC is filed herewith.

(l)	(1) Consent of Drinker Biddle & Reath LLP is filed herewith.

(l)	(2) Opinion of Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)	Consent of Auditors is filed herewith.

(o)	Not applicable.

(p)	Form of Investor Certification is filed herewith.

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant is incorporated by reference to Exhibit (r)(1) of the Registrant’s Amendment No. 1 as previously filed on March 31, 2005.

(r)	(2) Code of Ethics of Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Capital Distributors, LLC is filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees	$14,333
Legal fees	$20,626
Printing fees	$8,707
NASD fees	-
Blue Sky fees	-
Accounting fees	$112,795

Total	$156,461

Item 28. Persons Controlled by or Under Common Control with the Registrant

The Board of Directors of the Fund and the Master Fund is identical to the Board of Directors of certain other pooled investment vehicles (“Other Funds”) that invest in the Master Fund. In addition, the officers of the Other Funds are substantially identical. Nonetheless, the Master Fund takes the position that it is not under common control with the Other Funds since the power residing in the respective boards and officers arises as a result of an official position with the Other Funds.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of July 31 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Limited Partnership Interests	1,048

Item 30. Indemnification

Section 3.8 of the Registrant’s Form of Amended and Restated Agreement of Limited Partnership states as follows:

(a) To the fullest extent permitted by law, the Partnership will, subject to Section 3.8(c) of this Agreement, indemnify each General Partner (including for this purpose each officer, director, member, Partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, a General Partner (including, without limitation, Hatteras Investment Partners LLC) or Partner of a General Partner and their executors, heirs, assigns, successors or other legal representatives) and each Director (and his executors, heirs, assigns, successors or other legal representatives) (each such Person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner or Director of the Partnership, or the past or present performance of services to the Partnership by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 3.8 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. Federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 3.8.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Partnership in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Partnership amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 3.8(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Partnership is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 3.8(a) of this Agreement if (1) approved as in the best interests of the Partnership by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Partnership and that the indemnitee is not liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Partnership or its Partners to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(d) Any indemnification or advancement of expenses made in accordance with this Section 3.8 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.8, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 3.8. In any suit in the name of the Partnership to recover any indemnification or advancement of expenses made in accordance with this Section 3.8, the Partnership will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 3.8, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 will be on the Partnership (or any Partner acting derivatively or otherwise on behalf of the Partnership or its Partners).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which he, she or it may otherwise be entitled except out of the assets of the Partnership, and no Partner will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 3.8 will not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 will affect the power of the Partnership to purchase and maintain liability insurance on behalf of any General Partner, any Director, the Investment Manager or other Person.

(g) The General Partner may enter into agreements indemnifying Persons providing services to the Partnership to the same, lesser or greater extent as set out in this Section 3.8.

Item 31. Business and Other Connections of the Investment Manager

Information as to the directors and officers of Hatteras Investment Partners, LLC, the Registrant’s investment adviser (the “Investment Manager”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-62608) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Commission (File No. 801-62608), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are kept at the following locations:

Hatteras Investment Partners, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615

UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233

UMB Fund Services, Inc.
Rose Tree Corporate Center, Building 1
1400 N. Providence Road, Suite 200
Media, PA 19063-2043

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Item 33. Management Services

Not applicable

Item 34. Undertakings

1.Not applicable

2.Not applicable

3.Not applicable

4.The Registrant undertakes:

a.  To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.  That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.  That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.Not applicable

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh in the state of North Carolina on the 29th day of August, 2008.

HATTERAS MULTI-STRATEGY FUND I, L.P.

By:	/s/ David B. Perkins
Name: David B. Perkins
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

* H. Alexander Holmes H. Alexander Holmes	Director	August 29, 2008

* Art Lottes Art Lottes	Director	August 29, 2008

* Steve E. Moss Steve E. Moss	Director	August 29, 2008

* Gregory S. Sellers Gregory S. Sellers	Director	August 29, 2008

/s/ David B. Perkins David B. Perkins	President	August 29, 2008

/s/ J. Michael Fields J. Michael Fields * By: /s/ J. Michael Fields J. Michael Fields Attorney-In-Fact (pursuant to Power of Attorney)	Treasurer	August 29, 2008

Exhibit Index

(a)(1)	Form of Amended and Restated Agreement of Limited Partnership

(h)	Form of Distribution Agreement between Registrant and Hatteras Capital Distributors, LLC

(k)(7)	Form of Expense Limitation Agreement between Registrant and Hatteras Investment Partners, LLC

(l)(1)	Consent of Drinker Biddle & Reath LLP

(l)(2)	Opinion of Drinker Biddle & Reath LLP

(n)	Consent of Auditors

(p)	Form of Investor Certification

(r)(2)	Code of Ethics of Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Capital Distributors, LLC